Exhibit 10.v

FIRST BANCORP

EMPLOYEES’ PENSION PLAN

Amended and Restated:

Effective

January 1, 2001

TABLE OF CONTENTS

Article		Page

1	DEFINITIONS	2

2	ELIGIBILITY	14

3	EARLY RETIREMENT	16

4	NORMAL RETIREMENT	17

5	DELAYED RETIREMENT	27

6	DISABILITY RETIREMENT	28

7	SURVIVOR BENEFITS	31

8	TERMINATION OF EMPLOYMENT-VESTING	38

9	PAYMENT OF RETIREMENT BENEFITS	40

10	RE-EMPLOYMENT / RESTORATION OF SERVICE AND ACCRUED BENEFITS	45

11	TOP HEAVY RULES	49

12	RETIREMENT COMMITTEE	54

13	CLAIM PROCEDURE	56

14	CONTRIBUTIONS AND FUNDING	58

15	ADMINISTRATIVE AND FIDUCIARIES’ RESPONSIBILITIES	59

16	INCOME TAX REGULATIONS 1.401-4(C)(2)	62

17	SPENDTHRIFT	65

18	THE INSURER	66

19	AMENDMENT AND TERMINATION	67

20	MISCELLANEOUS PROVISIONS	72

21	DIRECT ROLLOVERS	74

APPENDIX A	COVERED COMPENSATION 35 YEAR AVERAGE TABLE (2001)	76

APPENDIX B	SOCIAL SECURITY INTEGRATION LIMIT ON EARLY OR DEFERRED COMMENCEMENT OF BENEFITS	77

FIRST BANCORP

EMPLOYEES’ PENSION PLAN

EFFECTIVE the 1st day of January, 1993, the Employer established the First Bancorp Employees’ Pension Plan.

WHEREAS, Employees and Participants who have retired or terminated employment from the Employer prior to this restated Plan shall have all rights and benefits to which they are entitled determined under the terms of the Plan as it existed at the time such Employees or Participants retired or terminated employment, unless expressly stated otherwise herein.

WHEREAS, effective January 1, 2001, the Plan is amended in its entirety and restated.

WHEREAS, the Plan must comply with all qualification and operational provisions required by the Uruguay Round Agreements Act ("GATT"), the Uniformed Services Employment and Re-employment Rights Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1996 ("SBJPA") and Tax Reform Act of 1997 ("TRA'97") (with all such legislation referred to collectively as "GUST") and any regulations, interpretations, rulings or procedures promulgated in relation to GUST;

WHEREAS, it is the intention of the Employer and the Trustees to operate this Pension Plan in accordance with the provisions of the Internal Revenue Code as amended by the Employee Retirement Income Security Act of 1974 (ERISA), as interpreted by regulations prescribed by the Department of the Treasury and the Secretary of Labor; and

WHEREAS, this Plan embodied herein has been duly approved and authorized by the Board of Directors of said Company.

NOW, THEREFORE, THIS AGREEMENT,

CREATION AND NAME

This Pension Plan is amended and restated effective January 1, 2001.  The name of the Plan shall be designated as First Bancorp Employees’ Pension Plan, hereafter referred to as "Plan"(#002).

ARTICLE 1

DEFINITIONS

The following terms shall have the meaning indicated when capitalized throughout this document, unless the context clearly indicates otherwise.

1.1
Accrued Benefit  shall mean a Participant's benefit on any given date and will be the benefit to which he will be entitled at his Normal Retirement Date.  The Accrued Benefit is the Participant's Accrued Benefit at Normal Retirement Date, calculated under Section 4.2 herein, using actual Years of Benefit Service and Final Average Compensation as of the accrual date.  In no event shall the Accrued Benefit as of any accrual date subsequent to this amendment be less than the Accrued Benefit as of the adoption date of this amendment.

1.2	Actuarial (or Actuarially) Equivalent shall mean a benefit of equivalent value to the Normal Annuity Form determined by generally accepted actuarial principles.

(a)
For Benefits Not Paid As A Lump Sum - All alternate forms of distribution shall be Actuarially Equivalent to the Normal Annuity Form of distribution at the Normal Retirement Date.  The conversion to an alternate form shall be based upon the 1983 Group Annuity Male Mortality Table and an interest rate of 8%.  In no event shall the Actuarial Equivalent of a benefit to which Section 1.2(a) or (d) is applicable be less than the Actuarial Equivalent based on factors in effect immediately prior to the adoption of any amendment changing such factors, as applied to the Accrued Benefit determined immediately prior to the later of the adoption of or effective date of such amendment.

(b)
For Benefits Paid As A Lump Sum.  The determination of lump sum values shall be based upon (i) “the applicable interest rate” (under Code Section 417(e)(3)(A)(ii)(II)) which shall be the annual rate of interest on 30-year Treasury securities for the month one month prior to the beginning of the Plan Year during which such distribution is made, and (ii) the "applicable mortality table" under Rev. Rul. 95-6.

(c)	For Determination of Top Heavy Status - Pursuant to Section 11.3, "Present Value" shall be determined on the basis of a (5%) interest rate assumption and the 1983 Group Annuity Mortality Table.

(d)
For Determination of the Actuarial Reduction of Monthly Benefits For Commencement Prior To Age 55 - (and for determining reductions in the Excess Percentage referred to in Section 4.2) a five percent (5%) interest rate and the 1983 Group Annuity Mortality Table for males shall be used.  These factors shall be applied only after the Accrued Benefit has been reduced to age 55 by the other applicable reduction factors under Section 3.1, and such reduction shall apply only to the time period prior to age 55.

1.3
Adjustment Factor shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) for years beginning after December 31, 1987, applied to such items and in such manner as the Secretary shall prescribe.

1.4
Affiliated Employer shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).

For purposes of this Section 1.4, the term "controlled group" means any two or more corporations, trades or businesses under common control of which the Employer is a member, or two or more "affiliated organizations" under Code Section 414(m).  The term "two or more corporations, trades or businesses under common control" will include any group of corporations, trades or businesses which is either:

(a)	a parent-subsidiary group, or

(b)	a brother-sister group, or

(c)	a combined group

within the meaning under Code Sections 414(b), 414(c), and 414(m) and their regulations.

All Employees of a controlled group will be treated as employed by a single Employer for purposes of applying the provisions of qualification of this Plan; of minimum participation standards of this Plan; of minimum vesting standards of this Plan; and of limitation of benefits and contributions under this Plan.

Refer to Section 1.17 for a list of Affiliated Employers.

1.5
Annuity Starting Date shall mean the first day of the first period for which a benefit under this Plan is payable in the form of an annuity.  In the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

The Annuity Starting Date for disability benefits shall be the date such benefits commence if the disability benefit is not an auxiliary benefit.  An auxiliary benefit is a disability benefit which does not reduce the benefit payable at Normal Retirement Age.

1.6	Beneficiary shall mean any person or legal entity designated by a Participant pursuant to Section 7.7 herein to receive benefits under this Plan.

1.7	Board shall mean the Board of Directors of the Employer.

1.8	Break-In-Service shall mean the failure of a Participant to complete more than five hundred (500) Hours of Service during a twelve (12) consecutive month Plan Year period.

1.9	Code shall mean the Internal Revenue Code of 1986 and amendments thereto.

1.10	Committee shall mean the Pension Retirement Committee as established under Article 12 of the Plan (also known as the Pension Committee or the Retirement Committee).

1.11
Compensation - An Employee's Compensation for any Plan Year shall be total annual compensation actually paid to the Employee by the Employer for the Plan Year concerned, including any amount of earnings deferred under any other qualified Employer sponsored plan under Code Sections 125, 401(k), 403(b), 408(k) for Plan Years beginning after January 1, 2001, Code Section 132(f), or any other qualified cash or deferred arrangement, but excluding any reimbursements for the use of an automobile, any reimbursements due to travel or moving expenses, travel or entertainment and the taxable value of any Employer paid group term life insurance, or other taxable fringe benefit provided by the Employer.

Notwithstanding the foregoing, Compensation shall include all of the following types of elective contributions and all of the following types of deferred compensation:

(a)
elective contributions that are made by the Employer on behalf of a Participant that are not includible income under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), and for Plan Years beginning on or after January 1, 2001, 132(f)(4);

(b)	Compensation deferred under an eligible deferred compensation plan within the meaning of Code Section 457(b); and

(c)	Employee contributions (under governmental plans) described in Code Section 414(h)(2) that are picked up by the employing unit and thus are treated as Employer contributions.

For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000.  This limitation shall be adjusted by the Secretary of Treasury at the same time and in the same manner as under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990. For Plan Years beginning on or after January 1, 1994, Compensation in excess of $150,000 (or such other amount provided in the Code) shall be disregarded for all purposes other than for purposes of salary deferral elections.  Such amount shall be adjusted by the Commissioner for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B).  The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.  If a determination period consists of fewer than twelve (12) months, the $150,000 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

If Compensation for any prior determination period is taken into account in determining a Participant's’ allocations for the current Plan Year, the Compensation for such prior determination period is subject to the applicable annual Compensation limit in effect for that prior period.  For this purpose, in determining allocations in Plan Years beginning on or after January 1, 1989, the annual Compensation limit in effect for determination periods beginning before that date is $200,000.  In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the annual Compensation limit in effect for determination periods beginning before that date is $150,000.

For Plan Years beginning on or after January 1, 1985 and prior to January 1, 1997, Compensation shall be subject to the family aggregation rules of Code Section 401(a)(17), and the regulations promulgated thereunder, in effect during these same Plan Years.  Effective January 1, 1997, the family aggregation provision as described in Code Section 401(a)(17)(A) that requires a Plan Participant, the spouse of such Participant, and any lineal descendants who have not attained age 19 before the close of the Plan Year, to be treated as a single Participant for purposes of applying the limitation on Compensation for a Plan Year is hereby deleted and shall no longer apply.

For any self-employed individual covered under the Plan, Compensation will mean Earned Income.  "Earned Income" means the net earnings from self-employment in the trade or business with respect to which the plan is established, for which personal services of the individual are a material income-producing factor.  Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items.  Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Code Section 404.

Net Earnings shall be determined with regard to the deduction allowed to the taxpayer by Code Section 164(f) for taxable years beginning after December 31, 1989.

Military Service.  Effective December 12, 1994, for the Participant who resumes Employment after a period of absence due to qualified military service (as defined in Code Section 414(u)), the Plan will impute Compensation in the amount he would have received if he had remained in active Employment, based on his rate of pay in effect when he began his absence and taking into account any promotion he would have received, or if that pay rate cannot be determined with certainty, the Plan will treat him as having Compensation equal to the amount he received during the 12-month period preceding his absence, or during the entire period of his Employment if shorter than 12 months.

1.12	Computation Periods:

(a)
Eligibility Computation Period - For purposes of determining Years of Service and Breaks in Service for purposes of eligibility, the initial Eligibility Computation Period is the 12-consecutive month period beginning on the date the Employee first performs an Hour of Service for the Employer.  The succeeding 12-consecutive month period commences with the first Plan Year which commences prior to the first anniversary of the Employee's initial Eligibility Computation Period regardless of whether the Employee is entitled to be credited with 1,000 Hours of Service during the initial Eligibility Computation Period.  An Employee who is credited with 1,000 Hours of Service in both the initial Eligibility Computation Period and such first Plan Year as referenced above will be credited with two Years of Service for purposes of eligibility to participate.

(b)
Vesting Computation Period - The 12 consecutive month period beginning with the first day of the Plan Year and ending with the last day of the Plan Year in which an Employee is credited with 1,000 or more Hours of Service.  Thus, if an Employee is not credited with at least 1,000 Hours of Service during a Plan Year, he is not given credit for a Year of Vesting Service.

(c)
Accrual of Benefit Computation Period - The 12 consecutive month period beginning with the first day of the Plan Year and ending with the last day of the Plan Year during which an Employee is credited with at least 1,000 or more Hours of Service.  Thus, if an Employee is not credited with at least 1,000 Hours of Service during a Plan Year, he is not given credit for a year of benefit accrual for that Plan Year.

1.13
Covered Compensation shall mean the average (without indexing) of the taxable wage bases in effect for each calendar year during the 35 year period ending with the last day of the calendar year in which the Participant attains (or will attain) his Social Security Retirement Age.  The Covered Compensation Table to be used under this Plan is the table rounded to the next lower multiple of $12.00.  As this Covered Compensation Table is updated each year for increases in the Social Security taxable wage base, the updated Table will be deemed a part of this Plan, and will be effective for the Plan Year beginning in such calendar year (See Appendix A for the 2001 35-Year Average Table).  In the event of termination of employment of a Participant, the Covered Compensation Table used in determining such Participant's Accrued Benefit shall be the Table in effect for the Plan Year in which the termination of employment occurs.

If the definition of Covered Compensation shall be changed by a subsequent statute or regulation, this Section 1.13 shall be deemed to reflect any such change.

1.14	Dates:

(a)	The original Effective Date of the Plan was January 1, 1993. The Effective Date of this Amendment and Restatement is January 1, 2001.

(b)	Anniversary Date is January 1, 2001, and thereafter the Anniversary Date shall be the first day of each Plan Year.

(c)	Plan Year: The Plan Year shall begin each January 1 and end the following December 31.

(d)	Entry Date shall mean the first day of the Plan Year (January 1) and the first day of the seventh month of the Plan Year (July 1).

(e)	Valuation Date is each January 1. A Valuation Date is the annual date on which plan assets and liabilities are valued.

For purposes of the Top Heavy Test under Article 11, the Valuation Date is the same date as specified hereunder for computing plan costs for minimum funding under Code Section 412.

1.15
Eligible Spouse  shall mean one to whom a Participant is married throughout the one year period ending on the earlier of the Participant's Annuity Starting Date or the Participant's date of death, provided that a former spouse will be treated as the Eligible Spouse to the extent provided under a Qualified Domestic Relations Order as described in section 414(p) of the Code.

1.16	Employee shall mean any employee of the Employer maintaining the Plan or of any other employer required to be aggregated with such Employer under Code sections 414(b), (c), (m) or (o).

A Leased Employee will be considered for purposes of testing under Code Section 410(b) unless the requirements of Code Section 414(n)(5) are satisfied.

1.17
Employer or Company  shall mean First Bancorp (EIN#56-1421916) or any other organization which has adopted the Plan with the consent of such establishing employer; and any successor of such employer.  The term Employer shall also apply to any subsidiary or affiliated corporations who adopt the Plan and who, at the time such reference applies, are included in the list of Affiliated Employers set forth below.  For the purpose of this Plan, First Bancorp, shall deal exclusively with the Funding Agent and shall be deemed the representative of each Employer, and any action taken by First Bancorp, shall be binding on all Employers.

List of Affiliated Employers	EIN#	Date of Plan Adoption

First Bank	56-0132230	1-1-93
First Bancorp Financial Services	56-1597887	1-1-93
First Montgomery Financial
Services Corporation	54-2061020	1-1-93
First Bank Insurance Services, Inc.	56-1659931	1-1-93
First Troy Realty Corporation	56-2140094	1-1-93

An Employer may be removed from the above list as of the date on which it ceases to be subsidiary to, affiliated with, or allied with First Bancorp, or such Employer loses its status as a legal entity by means of dissolution, merger, consolidation, bankruptcy, or otherwise.  An Employer shall also be removed from the list of Employers upon the termination of the Plan for that Employer.

If the adopting Employer is an unrelated entity and has adopted this Plan with the explicit permission of the Employer, the term Employer shall be deemed to apply to each Employer independently.  The requirement that any unrelated entity deal exclusively with the Funding Agent is for administrative convenience only.  In no event shall this Plan be interpreted to be a multi-employer plan as defined in Code Section 413(3).

1.18
Fund, Trust, or Trust Fund  shall be synonymous and shall mean the total of the contributions made by the Employer pursuant to the Plan and held by the Trustee in a Trust or any Group Annuity Contract created by the Employer under the Plan, increased by profits or income thereon and decreased by any benefit payments, or any loss or expense incurred in the administration of the Trust or Plan or payments therefrom.

1.19	Gender and Number - The masculine pronoun shall include the feminine and the singular shall include the plural.

1.20
Hour of Service  shall mean each hour for which an Employee is either directly or indirectly paid, or entitled to payment by the Employer for the performance of duties during the applicable computation period.

(a)
Crediting Hours - Hours shall be credited to an Employee for the Computation Period or periods in which the duties were performed.  Each hour for which any back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer, shall be credited to the Employee for the Computation Period or periods to which the award or agreement pertains (and not the Computation Period in which the award, agreement or payment is made).  Salaried and commissioned Employees employed by the Employer whose compensation is not determined on the basis of hours worked and whose hours are not required to be recorded by any other Federal law shall be credited with forty-five (45) Hours of Service per week during which the Employee is performing services on behalf of the Employer (and actually performs at least one Hour of Service); provided, however, that this alternative method for salaried and commissioned Employees may only be used if it results in crediting an Employee to whom it is applied with at least one thousand (1,000) Hours of Service for the respective computation period.

An Hour of Service shall be credited for each hour for which an Employee is paid or entitled to payment by the Employer or Affiliated Employer on account of a period of time during which no duties were performed (regardless of whether his employment relationship has been terminated) due to vacations, holidays, illness, incapacity, including disability, layoff, jury duty, military duty, or leave of absence.

(b)
Leave of Absence Without Pay - A Leave of Absence not in excess of one (1) year granted as such by the Employer for reasons of illness, injury, pregnancy, reduction of work force, educational purposes or for periods of military service during which the Participant's re-employment rights are protected by law shall not be considered a termination of employment provided that the Participant shall return to the service of the Employer within ninety (90) days after such Leave of Absence.  If the Participant shall not so return, he shall be deemed to have terminated employment at the time the absence commenced.  No credit for Hours of Service shall be given for Leave of Absence without pay.  An Hour of Service required by Federal law to be credited to an Employee (such as for military duty) shall be credited as an Hour of Service under this Plan.

This definition of Hour of Service shall be construed so as to resolve any ambiguities in favor of crediting Employees with Hours of Service.

(c)	Department of Labor Regulations 2530-200b-2(b) and (c) are herein incorporated by reference.

(d)
Solely for purposes of determining whether a Break in Service (as defined in Section 1.8 for participation and vesting purposes), has occurred in a Computation Period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence. For this purpose, eight (8) Hours of Service per day of such absence shall be credited, subject to a maximum of 501 Hours of Service for maternity or paternity Leave of Absence.  For purposes of this paragraph, such an absence means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.  The Hours of Service credited under this paragraph shall be credited (1) in the Computation Period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following Computation Period.

1.21	Insurer - Any insurance company licensed to do business in any state where this Plan is located.

1.22
Leased Employee effective for Plan Years beginning after December 31, 1996, means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under the primary direction or control of recipient.  Contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.  A Leased Employee shall not be considered an Employee of the recipient:

(a)	if such employee is covered by a money purchase pension plan providing:

(1)
a non-integrated contribution rate of at least 10% of compensation, as defined in Code Section 415 (c)(3), but including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), 457(b) or, for Limitation Years beginning on or after Janaury 1, 2001, Code Section 132(f), and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

(2)	immediate participation; and

(3)	full and immediate vesting; and

(b)	if Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

1.23
Limitation Year  shall mean the 12 month period beginning January 1 and ending the following December 31.  Execution of this Plan (or any amendment to this Plan changing the Limitation Year) constitutes adoption of a written resolution by the Employer electing a Limitation Year pursuant to governmental regulations.

1.24
Normal Annuity Form - The Normal Annuity Form for an unmarried Participant shall be a life annuity which provides monthly payments to the Participant, the first payment becoming due on the first day of the month coinciding with or next following such Participant's retirement date, if he is then living, and subsequent payments of an equal amount monthly thereafter during the lifetime of such Participant, terminating with the last payment due preceding the death of such Participant.

Notwithstanding the preceding paragraph, in the absence of any other election with spousal consent, the form of payment for a married Participant who has been married to his spouse for the full twelve month period preceding his annuity starting date (or for less than twelve months provided they remain married for at least one year), shall be the Actuarial Equivalent of the Normal Annuity Form payable as a Qualified Joint and Survivor Annuity.

1.25	Normal Retirement Age shall be age sixty-five (65).

1.26	Normal Retirement Date for a Participant shall be the first day of the month coinciding with or next following the Participant's sixty-fifth (65th) birthday.

1.27
Participant shall mean any Employee of the Employer who has met the eligibility and participation requirements of the Plan pursuant to Article 2 herein.  The term Participant shall also mean a former Employee who retired or terminated with vested benefits, or such other former Employee whose service cannot be disregarded under the Break in Service rules; provided such former Employee shall participate on his rehire date.  In the event a former Participant, who is eligible for re-entry into the Plan, has received a lump sum distribution of his vested balance, which is less than the present value of his Accrued Benefit, and repays such amount upon re-employment, his Accrued Benefit shall be restored.

1.28	Plan shall mean the First Bancorp Employees’ Pension Plan as embodied in this instrument, any and all supporting documents, and all subsequent amendments and supplements thereto.

1.29	Plan Administrator shall mean the Employer, unless otherwise designated by the Board.

1.30
Qualified Joint & Survivor Annuity  shall be the Actuarial Equivalent of the Normal Annuity Form, and shall provide an immediate annuity for the life of the Participant with a survivor annuity for the life of the Eligible Spouse which is 50% of the amount of the annuity payable during the joint lives of the Participant and the Eligible Spouse.  For purposes of Section 4.3(a) regarding the maximum benefit limitations, Joint and Survivor annuities with 50% to 100% continuation to the Eligible Spouse will be considered a "Qualified Joint and Survivor Annuity."

1.31
Qualifying Year of Service  shall mean an Eligibility Computation Period as defined in Section 1.12(a) during which an Employee completes at least 1,000 Hours of Service and (subject to Section 10.1), shall commence on such Employee's latest employment commencement date.

Military Leave.  Effective December 12, 1994, credit toward the Qualifying Year of Service eligibility requirement will be granted for the period during which an Employee is absent from work by reason of his military duty with the Uniformed Services of the United States of America; provided that he retains statutory re-employment rights and resumes Employment within 90 days after his honorable discharge from active military duty, or during any other period prescribed by law.

1.32	Service. The specific categories of Service herein shall include, where applicable, all service required under Code Section 414(a), with the predecessor employer who maintained this Plan.

(a)	Years of Service

(1)	Years of Service prior to January 1, 1993, shall mean all of an Employee's full years and completed months of continuous employment, provided he was employed by the Employer on January 1, 1993.

(2)
Years of Service on or after January 1, 1993, shall mean all Plan Years during which an Employee completed 1,000 or more Hours of Service with the Employer or any Affiliated Employer, provided that the following special provisions shall apply:

With respect to an Employee who shall have a Break in Service after and before he shall have any Vested Interest in his Accrued Benefit under the Plan, all such Years of Service prior to such break shall be disregarded if the number of consecutive 1-Year Breaks in Service equals or exceeds the greater of (a) five (5) consecutive 1-Year Breaks in Service, or (b) the aggregate number of Years of Service earned prior to the Break(s) in Service.

(b)
Years of Benefit Service shall mean all of a Participant's Years of Service as an Employee, provided, that notwithstanding the provisions of this Section 1.32, if a Participant retires or has a Break-in-Service and shall have received all of his vested Accrued Benefit under the Plan, or the Actuarial Equivalent thereof, and shall subsequently re-enter service, service prior to such retirement or Break-in-Service shall be disregarded for the purpose of determining Years of Benefit Service, subject to the requirements of Article 10 being met (regarding reinstatement of Accrued Benefits).

Employees hired as a result of the November 14, 1997 First Union Bank transaction shall receive credit for Years of Benefit Service retroactive to their original hire date with First Union Bank.

Years of Benefit Service for any Participant under this Plan are subject to the special provisions found in Section 2.2, if applicable.

Military Service.  Effective December 12, 1994, each Participant will receive credit for Years of Benefit Service as if his active employment had continued during the period of his military service with the Uniformed Services of the United States of America; provided that he retains statutory re-employment rights and resumes employment within 90 days after his honorable discharge from military duty, or during any other period prescribed by law.

(c)
Years of Plan Participation - shall mean all of an Employee's Years of Service while a Participant in this Plan.  If a Participant's Accrued Benefit is determined on the basis of Years of Plan Participation, and if a Participant commences participation in the Plan on a date other than the first day of a Plan Year, then all Hours of Service credited to the Employee during the entire Plan Year, including Hours of Service credited to the Employee for the portion of the Plan Year before the date on which the Employee commences participation, shall be taken into account in determining whether the Employee has 1,000 or more Hours of Service, and therefore one Year of Plan Participation.

(d)
Years of Vesting Service -  For  purposes of vesting, a "Year of Vesting Service" is as defined in Section 1.32(a) above.  Service of any Employee who is a leased employee to any employer aggregated under Code Section 414 (b), (c) or (m) must be credited for vesting purposes whether or not such individual is eligible to participate in the Plan.  All service (subject to Section 10.2) of an Employee with the Employer must be taken into consideration for purposes of determining such Employee's vesting percentage, excluding the following service:

For Service on or after January 1, 1983, a 1-year Break in Service if the Participant was not vested and the number of consecutive 1-year Breaks in Service equals or exceeds the greater of (a) five (5) consecutive 1-year Breaks in Service, or (b) the aggregate number of Years of Service preceding the break.

For purposes of the Vesting Percentage, if one Year of Service is required for eligibility, and if

(i)	an Employee’s Year of Service overlaps two vesting computation periods, and

(ii)
the Employee completed 1,000 Hours of Service in the twelve (12) consecutive months beginning on his employment (or re-employment) commencement date but fails to complete 1,000 Hours or more of Service in either of the overlapping vesting computation periods, and

(iii)	the Employee becomes a Participant, then the Employee's Year of Service shall also be considered a Year of Vesting Service at the time the Employee becomes a Participant.

(3)
Military Service.  Effective December 12, 1994, each Participant will receive credit for Vesting Service as if his active Employment had continued during the period of his military service with the Uniformed Services of the United States of America; provided that he retains statutory re-employment rights and resumes

Employment within 90 days after his honorable discharge from military duty, or during any other period prescribed by law.

Employees hired as a result of the November 17, 2000 First Savings Bank acquisition will receive prior service credit under this Plan for vesting purposes.

(e)
Notwithstanding the preceding provisions of this Section 1.32, the Years of Service of any Employee who terminates employment and is reemployed by the Employer shall be determined in conjunction with Article 10 herein.

1.33
Social Security Retirement Age shall mean the age used as the retirement age for the Participant under Section 216(l) of the Social Security Act, but without regard to the age increase factor, and shall mean the age at which the participant is entitled to receive unreduced Social Security Benefits, and as if the early retirement age under Section 216(l)(2) of such Act were age 62.

For purposes of determining the applicable excess percentage under Section 4.2 and for determining maximum benefits under Section 4.3, the Social Security Retirement Age for a given year of birth shall be:

Year of Birth	Social Security Retirement Age

1937 or earlier	65 years
1938 - 1954	66 years
1955 and after	67 years

Should the Social Security Act be amended or should regulations be published to provide for Social Security Retirement Ages other than those shown in the table herein, Social Security Retirement Age shall be construed to have the new definition when effective.

1.34
Trustee  shall mean the person, corporation, association, or combination of them, who shall accept the appointment to execute the duties of the Trustee as specifically set forth in any Trust Agreement entered into pursuant to the Plan.

1.35	Vested Interest shall mean a nonforfeitable right to all or a portion of the Accrued Benefit derived from Employer contributions made to the Plan.

ARTICLE 2

ELIGIBILITY

2.1	Requirements for Participation

An Employee who was a Participant in the Plan as it existed on December 31, 2000, or on the adoption date of this Plan if later, shall continue to participate in this Amended and Restated Plan.  An Employee who as of January 1, 2001, or the adoption date of this Plan if later, was not yet a Participant shall become a Participant on January 1, 2001, or any subsequent Plan Entry Date coincident with or next following the later of the completion of a Qualifying Year of Service or the attainment of age twenty-one (21).

Notwithstanding the above, the following classes of Employees shall not be eligible to participate in the Plan:

(a)	Leased Employees, and

(b)
any Employee of the Employer who is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer, and

(c)	independent contractors, the terms of whose bona fide employment contract does not specifically provide for inclusion in this Plan.

2.2	Transferred Participants

(a)
A Participant who is transferred to any Affiliated Employer which is not an Employer as defined in Section 1.17 or to a class of employees not covered by this Plan shall be considered a Transferred Participant.  The Accrued Benefit of such Transferred Participant shall be determined as of the date of transfer and shall be held under the Plan until such time as the Transferred Participant becomes eligible to receive it.  If such Transferred Participant is not fully vested in his Accrued Benefit as of the date of transfer, such service after the date of transfer shall be used in determining Years of Vesting Service.  In no event, however, shall service with the Affiliated Employer or in a class of employees not covered by this Plan be used to accrue further benefits under this Plan.

(b)
A Participant whose employment changes to a class of employment which is not covered by this Plan shall be considered a Transferred Participant and shall be treated as described in Section 2.2(a) above.

(c)
An Employee, previously excluded from the Plan because he was a member of a class of Employees excluded from the Plan, shall enter (or re-enter, as the case may be) the Plan in the Plan Year during which he becomes a member of the class of

Employees covered by this Plan.  Any such Employee shall accrue benefits under this Plan only with respect to those Years of Service performed while a member of the covered class of Employees.

If an Employee transfers from employment not covered under this Plan, and if such transfer occurs at any time during a Plan Year, all Hours of Service earned during such Plan Year, regardless of whether or not they were worked under excluded employment, shall be considered in determining Years of Benefit Service for such year.

ARTICLE 3

EARLY RETIREMENT

3.1
Early Retirement Benefit - If a Participant terminates employment after his 55th birthday but prior to his Normal Retirement Date, he shall be eligible for Early Retirement, provided the Participant shall have completed fifteen (15) Years of Vesting Service in the employ of the Employer.  Monthly benefit payments shall start, at the election of the Participant, on the Early Retirement Date (defined below) or Normal Retirement Date or on the first day of any intervening month, and the amount of such benefit shall be determined as follows:

(a)	If the payment of benefits commences at his Normal Retirement Date, the amount of the benefit shall be the Participant's Accrued Benefit as of his Early Retirement Date.

(b)	If the payment of benefits commences prior to his Normal Retirement Date, the amount of the benefit shall be the Participant's Accrued Benefit as of his Early Retirement Date, reduced as follows:

The Accrued Benefit shall be reduced by one-one hundred eightieth (1/180) for each of the first sixty (60) months, and one-three hundred sixtieth (1/360) for each of the next sixty (60) months, by which payments commence prior to his Normal Retirement Date.

(c)
After applying the reductions referred to in (b) immediately above, the net Excess Percentage applicable to each year's accrual as referred to in Section 4.2(a)(2) shall be tested to ensure that it does not exceed the applicable maximum Excess Percentage as found in Appendix B.  To the extent necessary, the Excess Percentage only shall be reduced to comply with the table in Appendix B.

3.2
The Early Retirement Date of a Participant who ceases to be an Employee shall be the first day of the month coinciding with or next following the date such Participant meets the requirements stated in the first paragraph above.

3.3	The Accrued Benefit of a Participant shall be 100% vested and nonforfeitable on his Early Retirement Date.

3.4
A terminated Participant who has met the service requirement for Early Retirement, but who has not met the age requirement, upon satisfaction of the age requirement will be eligible to receive his Accrued Benefit appropriately reduced for early commencement of payments in accordance with Section 3.1 above.

ARTICLE 4

NORMAL RETIREMENT

4.1	At Normal Retirement Age each Participant shall have a 100% vested and nonforfeitable right to his Normal Retirement Benefit.

4.2	Amount of Normal Retirement Benefit - The amount of the monthly Normal Retirement Benefit, payable as the Normal Annuity Form, shall be determined as follows:

(a)	Determination of Normal Retirement Benefit - An amount equal to one-twelfth of the sum of (1) plus (2) below:

(1)
Seventy-five hundredths of one percent (.75%) of the Participant's "Final Average Compensation," multiplied by his number of Years of Benefit Service, subject to a maximum of forty (40) such years, plus

(2)
sixty-five hundredths of one percent (.65%) of the Participant's "Final Average Compensation" in excess of the applicable Covered Compensation multiplied by his number of Years of Benefit Service, subject to a maximum of thirty-five (35) such years.  The applicable Covered Compensation table is defined as the current table in effect at the beginning of the Plan Year in which termination of employment occurs, or in which the accrual date falls.  (Appendix A contains the Covered Compensation table for the 2001 Plan Year.  In the event that the Covered Compensation table shall be revised by subsequent laws or regulations, such table shall be deemed to be in effect for this Plan, regardless of the values found in Appendix A).

(a)	Minimum Normal Retirement Benefit - The minimum Normal Retirement Benefit of a Participant shall be $20 per month.

(b)	The Normal Retirement Benefit shall be equal to the greater of his Early Retirement Benefit or his Normal Retirement Benefit at Normal Retirement Age.

(c)	Final Average Compensation - A Participant's "Final Average Compensation" is:

(1)
his average annual Compensation for those five consecutive calendar years during each of which he earned a Year of Benefit Service, within the last ten calendar years in which he earned a Year of Benefit Service including the current calendar year during each of which he worked as an Employee, that produce the highest average, or

(2)	his average annual Compensation for all calendar years during which he earned a Year of Benefit Service while an Employee if five or less years.

However, the Compensation corresponding to a calendar year during which he did not work throughout the entire year shall be used as one of the five consecutive years if the result is a higher average than as determined under (1) and/or (2) above.

In no event shall any Participant’s benefit accrual hereunder (or in combination with any contribution or benefit accrual under another qualified plan sponsored by the Employer) exceed the overall permitted disparity limits of Code Section 401(l).  A Participant’s benefit accrual will be adjusted, if necessary under this Plan to comply with Code Section 401(l). Any adjustments to Participants’ benefit accruals hereunder shall be made in a uniform and nondiscriminatory manner.

4.3	Maximum Limitations on Benefits:

(a)
Defined Benefit Dollar Limitation - Notwithstanding any provision of the Plan to the contrary, a Participant's benefit under the Plan shall not exceed the maximum amount permitted under Code Section 415.  For purposes of determining the maximum amount permitted, Employee contributions, if any, are treated as if contributed to a separate Defined Contribution Plan.

The Defined Benefit Dollar Limitation for any Limitation Year may not exceed the lesser of:

(1)
$90,000, adjusted for each Limitation Year by the Adjustment Factor to take into account any cost-of-living increase provided for that year in accordance with regulations prescribed by the Secretary of the Treasury.  Any such increase shall be applicable to former employees as well as to Participants whose termination of employment has not yet occurred,

or

(2)
100% of the Participant's average compensation (as defined in Section 4.3(f)(1) for the high three years.  For purposes of this Section, a Participant's high three years shall be the period of consecutive calendar years (3, or all such years if less than 3) during which the Participant was an active Participant.

The Defined Benefit Dollar Limitation of this Section 4.3(a) is deemed satisfied if the annual benefit payable to a Participant is not more than $1,000 multiplied by the Participant's number of Years of Service or parts thereof (not to exceed 10) with the Employer, and the Employer has not at any time maintained a Defined Contribution Plan, a welfare plan as defined in section 419(e) of the Code, or an individual medical account as defined in section 415(1)(2) of the Code in which such Participant participated.

Such limitation shall apply to benefits commencing at the Participant's Social Security Retirement Age.

Actuarial Adjustment for Alternative Forms of Benefits:  Notwithstanding any other Plan provision, a benefit payable in a form other than a straight life annuity must be adjusted to an Actuarial Equivalent straight life annuity before applying the limitations of this Section.  For Limitation Years beginning before January 1, 1995, such Actuarially Equivalent straight life annuity is equal to the greater of the annuity benefit computed using the interest rate specified in the Plan for adjusting benefits in the same form or five percent (5%).  For Limitation Years beginning after December 31, 1994, the Actuarially Equivalent straight life annuity is equal to the greater of  the annuity benefit computed using the interest rate and mortality table defined in Section 1.2 of the Plan and the annuity benefit computed using an interest rate of five percent (5%) and the “applicable mortality table” (the mortality table prescribed by the Secretary of the Treasury).  In determining the Actuarially Equivalent straight life annuity for a benefit form other than a nondecreasing annuity payable for a period of not less than the life of the Participant (or, in the case of a Qualified Pre-retirement Survivor Annuity, the life of the surviving Spouse), or decreases during the life of the Participant merely because of (a) the death of the survivor annuitant (but only if the reduction is not below 50% of the annual benefit payable before the death of the survivor annuitant), or (b) the cessation or reduction of Social Security supplements of qualified disability payments (as defined in Code Section 401(a)(11)), "the applicable interest rate," as defined in Section 1.2 of the Plan, will be substituted for "a five percent (5%) interest rate assumption" in the preceding sentence.

(b)
Defined Benefit Dollar Limitations Adjustments - The Defined Benefit Dollar Limitation shall be reduced for benefit commencement prior to the month of attainment of the Participant's Social Security Retirement Age.  The reduction factor applicable to benefit payments commencing on or after age 62 is:

5/9 of one percent per month for each of the first 36 months by which the benefit commences prior to the month in which Social Security Retirement Age is attained.

5/12 of one percent per month for each month after the first 36 months mentioned above (up to 24 months) that the benefit commences prior to the month in which Social Security Retirement Age is attained.

For Limitation Years commencing after December 31, 1994, the following provisions shall apply.  The Defined Benefit Dollar Limitation for benefits commencing prior to age 62 is the Actuarial Equivalent of the limitation for benefits commencing at age 62, as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age 62.  The annual benefit beginning prior to age 62 shall be determined as the lesser of the equivalent annual benefit computed using the interest rate and mortality table (or other tabular factor) equivalence for early retirement benefits, and the equivalent annual benefit computed using a five percent (5%) interest rate and the applicable mortality table as defined in Section 1.2(b) of the Plan.  Any decrease in the adjusted Defined Benefit Dollar Limitation determined in accordance with this provision (b) shall not reflect any mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

The Defined Benefit Dollar Limitation shall be increased for benefit commencement subsequent to the month of attainment of the Social Security Retirement Age.  The equivalent annual benefit beginning after Social Security

Retirement Age shall be determined as the lesser of the equivalent annual benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for purposes of determining Actuarial Equivalence for delayed retirement benefits, and the equivalent annual benefit computed using a five percent (5%) interest rate assumption and the applicable mortality table as defined in Section 1.2 of the Plan.

(c)	Adjustment of Limitation for Years of Service or Participation.

(1)
Defined Benefit Dollar Limitation Adjusted for Participation.  If a Participant has completed less than ten (10) Years of Plan Participation, the Participant's Accrued Benefit shall not exceed the Defined Benefit Dollar Limitation as adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of Years (or part thereof) of Plan Participation, and the denominator of which is ten (10).

(2)
Other Defined Benefit Limitation Adjusted for Service.  If a Participant has completed less than ten (10) Years of Service with the Affiliated Employers, the limitations described in Code Sections 415(b)(1)(B) and 415(b)(4) shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Participant's number of Years of Service (or part thereof), and the denominator of which is ten (10).

(3)
Limitations of Reductions.  In no event shall this Section reduce the limitations provided under Code Sections 415(b)(1) and (4) to an amount less than one-tenth of the applicable limitation (as determined without regard to this Section 4.3(c).

(4)
Application to Changes in Benefit Structure.  To the extent provided by the Secretary of the Treasury, this Section 4.3(c) shall be applied separately with respect to each change in the benefit structure of the Plan.

(5)
Years of Service shall include future years occurring before the Participant's Normal Retirement Age.  Such future years shall include the year which contains the date the Participant reaches Normal Retirement Age, if the Participant will receive a Year of Service for such year.

(d)	Preservation of Current Accrued Benefit Under Defined Benefit Plan.

(1)
In General.  This Section 4.3(d) shall apply to Defined Benefit Plans that were in existence on May 6, 1986, and that met the applicable requirements of Code Section 415 as in effect for all Limitation Years.

(2)
Protection of Current Accrued Benefit.  If the Current Accrued Benefit of an individual who is a Participant as of the first day of the Limitation Year beginning on or after January 1, 1987, exceeds the benefit limitations under Code Section 415(b) (as modified by Sections 4.3(b) and 4.3(c) of this Plan), then, for purposes of Code Section 415(b) and (e), the Defined Benefit Dollar

Limitation with respect to such individual shall be equal to such Current Accrued Benefit.

The following limitations apply, for Plan Years beginning prior to January 1, 2000, where a Participant in this Plan is also a Participant in one or more plans, one of which is a qualified Defined Contribution Plan maintained by the Employer during the Limitation Years:

In the event that an individual shall at any time be a Participant in this Plan and/or any other defined benefit plan of the Employer and in one or more Defined Contribution plans of the Employer, the sum of the Defined Benefit Plan Fraction (as defined in Section 4.3(f)(5)) and the Defined Contribution Plan Fraction (as defined in Section 4.3(f)(6)) for any Limitation Year shall not exceed 1.0.  In the event such limit is exceeded, a reduction in the defined benefit plan's Accrued Benefit shall be implemented to comply with the combined limit requirements, to the extent that other permitted adjustments (such as transition adjustments) do not meet such requirements.

(e)	Special Rules for Plans Subject to Overall Limitations Under Code Section 415(e).

(1)
Annual Addition.  For purposes of computing the Defined Contribution Plan Fraction of Code Section 415(e)(1), "Annual Addition" shall mean the amount allocated to a Participant's account during the Limitation Year as a result of:

(i)	Employer Contributions,

(ii)	Employee Contributions,

(iii)	Forfeitures, and

(iv)	amounts described in Sections 415(l)(2) and 419(e) of the Code.

(2)	Recomputation Not Required. The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee Contributions as an Annual Addition.

(3)
Adjustment of Defined Contribution Plan Fraction.  If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator) so that the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction computed under Code Section 415(e)(1) (as revised by this Section 4.3(e)) does not exceed 1.0 for such Limitation Year.  Such amount to be subtracted shall be an amount equal to the product of (a) and (b) where (a) is the sum of the Defined Contribution Plan Fraction plus the Defined Benefit Plan Fraction as of the Determination Date, minus one, and (b) is the denominator of the Defined Contribution Plan Fraction as of the Determination Date.

(f)	Special Definitions:

(1)
Compensation - The Participant's earned income, wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses).  The term "Compensation" shall not include:

(i)
Employer contributions to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a Simplified Employee Pension Plan described in Code Section 408(k) to the extent such contributions are deductible by the Employee under Code Section 219(b)(7), and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

(ii)
Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

(iii)	Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

(iv)
Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludible from the gross income of the  Employee).  The provisions of this subparagraph 4.3(f)(1) shall apply solely to Section 4.3.

For purposes of applying the limitations of Section 4.3 amounts included as Compensation are those amounts actually paid to a Participant or includible in his gross income within the Limitation Year.

(v)
Notwithstanding the above, effective for Limitation Years beginning after December 31, 1997, the term "Compensation" includes (1) an Employee's elective deferrals under Code Section 402(g)(3), and (2) amounts contributed or deferred under Code Section 125 or Code Section 457 by the Employer at the Employee's election that are not otherwise includible in the Employee's gross income, and for Limitation Years beginning after December 31, 2000, Code Section 132(f).

(2)
Current Accrued Benefit  shall mean the Accrued Benefit of a Participant determined as if the Participant had separated from service as of the last day of the Plan Year beginning before January 1, 1987 computed as a straight life annuity (with no ancillary benefits), taking into account the provisions of the Plan as it existed prior to January 1, 1987; provided, that in computing a Participant's Current Accrued Benefit, no amendments to the Plan adopted after May 5, 1986 which would affect such benefit and no cost-of-living adjustments occurring after May 5, 1986 shall be taken into account.

(3)
Defined Contribution Dollar Limitation  Effective for the first Limitation Year beginning after December 31, 1994, shall mean the lesser of (i) $30,000, adjusted for cost of living in accordance with Code Section 415(d), in multiples of $5,000 (or rounded to the next lowest multiple of $5,000) or (ii) 25% of the Participant’s Compensation.

(4)
Defined Benefit Plan - A retirement plan which does not provide for individual accounts for Employer contributions. The Committee shall treat all Defined Contribution plans (whether or not terminated) maintained by the Employer as a single plan.

(5)	Defined Benefit Plan Fraction shall mean the following fraction:

Projected annual benefit of the Participant
 under the Defined Benefit Plan(s)
Divided by the lesser of

(i)	125% multiplied by the dollar limitation in effect under Code Section 415(b)(1)(A) for the Limitation Year,

or

(ii)	140% multiplied by 100% of the Participant's Compensation Limitation under Code Section 415(b)(1) for the Limitation Years (referred to as the "Defined Benefit Compensation Limitation")

In the event an Employee was a Participant in one or more Defined Benefit plans maintained by the Employer which were in existence on July 1, 1982, if such Participant's then current accrued benefit (current accrued benefit shall mean a Participant’s Accrued Benefit under the Plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before July 1, 1983) exceeds the Defined Benefit Dollar Limitation, the denominator of this fraction shall not be less than 125% of such Participant's current accrued benefit under such plans which the Employee had accrued as of the end of the 1982 Limitation Year (the last Limitation Year beginning before January 1, 1983).  The preceding sentence only applies if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code Section 415 as in effect at the end of the 1982 Limitation Year.  The Committee shall treat a Master or Prototype plan adopted and placed in effect by the Employer before October 1, 1983, as a plan in existence on July 1, 1982; provided however, that the Master or Prototype plan had a current opinion letter when adopted by the Employer.

In the case of an individual who was a Participant in one or more Defined Benefit Plans of the Employer as of the first day of the first limitation year beginning after December 31, 1986, the application of the limitations of this section shall not cause the maximum amount permitted for such individual under all such Defined Benefit Plans to be less than the individual's current Accrued Benefit.  The preceding sentence applies only if such Defined Benefit Plans met the requirements of Code Section 415, for all limitation years beginning before January 1, 1987.

(6)	Defined Contribution Plan Fraction shall mean the following fraction:

the sum of the Annual Additions to the Participant's
Account under the Defined Contribution Plan(s)
as of the close of the Limitation Year divided by
the sum of the lesser of the following amounts
determined for the Limitation Year and for each prior
Year of Service with the Employer (regardless as to
whether a Plan was in existence during those years)

(i)
125% multiplied by the Defined Contribution Dollar Limitation for Defined Contribution Plans in effect under Code Section 415(c)(1)(A) for the Limitation Year (determined without regard to the special Dollar Limitations for Employee Stock Ownership plans),

or

(ii)	140% multiplied by 25% of the Participant's Compensation for the Plan Year (referred to as the "Defined Contribution Compensation Limitation").

Provided, that if the limitations of Code Section 415 as in effect for the last Limitation Year beginning before January 1, 1983 were not exceeded for such Limitation Year, but the limitation of this Section 4.3 would be exceeded for any subsequent year, the Defined Contribution Plan Fraction computed for the Limitation Year beginning before January 1, 1983 shall be permanently adjusted in accordance with Section 4.3(e)(3).

The Committee shall make the same adjustment as of the end of the 1983 Limitation Year (the last Limitation Year beginning before January 1, 1984) if the sum of the fractions exceeds 1.0 because (i) the Plan is top-heavy in the first Plan Year beginning after December 31, 1983, or (ii) the Employer had not amended its plans in existence on July 1, 1982, to comply with the limitations of this Article 4.  The Committee also may use any "transitional rules" provided by law which are applicable in computing the Participant's Defined Contribution Plan Fraction.  The Committee shall treat a Master or Prototype plan adopted and placed in effect by the Employer before October 1,

1983, as a plan in existence on July 1, 1982; provided however, that the Master or Prototype plan had a current favorable opinion letter when adopted by the Employer.

"Transition Rule" for Defined Contribution Plans: The Plan Administrator may elect to use a different denominator (taking into account all pre-TEFRA years) in computing the Fraction after 1982 with respect to each Participant for all years ending before January 1, 1983.  The Defined Contribution Plan Fraction denominator for the Limitation Year ending in 1982 shall be multiplied by the "Transition Fraction".  (This election will be advantageous to any Participant who earned less than $148,216 for 1981 but detrimental to  those earning  in excess of $148,216 for 1981).

This "Transition Fraction" shall be a fraction the numerator of which is the lesser of (a) $51,875 or (b) the product of 1.4 multiplied by 25% of the Participant's Compensation for the Limitation Year ending in 1981; and the denominator of which is the lesser of (a) $41,500 or (b) 25% of the Compensation of the Participant for the Limitation Year ending in 1981.  In the event the limitation of this Section 4.3 would be exceeded for any Limitation Year, the reduction necessary to comply with the limitation shall be made in the Annual Addition for such Limitation Year to the Defined Contribution Plan.

(7)
Employer - The Employer that adopts this Plan.  In the case of a group of employers which constitutes a "controlled group" of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)); which constitutes trades or businesses (whether or not incorporated) which are under "common control" (as defined in Code Section 414(c) as modified by Code Section 415(h)); or, which constitutes an "affiliated service" group within the meaning of Code Section 414(m), the Committee shall consider all such employers as a single employer for purposes of applying the limitations of this Section 4.3.

(8)
Limitation Year - The period selected by the Employer under Section 1.23.  All qualified plans of the Employer must use the same Limitation Year.  If the Employer amends the Limitation Year to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment.

(9)
Projected Annual Benefit  shall mean the annual Normal Retirement Benefit payable in the form of a straight life annuity (with no ancillary benefits) to which a Participant would be entitled under the terms of the Plan if the following factors are assumed:

(i)	the Participant will continue employment with the Employer until he reaches Normal Retirement Age (or until his then current age, if he has previously reached age Normal Retirement Age),

(ii)	the Participant's Compensation for the Limitation Year will remain the same until the date the Participant attains Normal Retirement Age, and

(iii)	all other relevant factors used to determine benefits under the Defined Benefit Plan for the Limitation Year will remain constant for all future Limitation Years.

(10)
Defined Contribution Plan shall mean a retirement plan which provides for individual accounts for Employer or Employee Contributions.  The Committee shall treat all Defined Contribution plans (whether or not terminated) maintained by the Employer as a single plan.

(g)
IRC Section 415 Incorporated by Reference  The preceding Sections 4.3(a) through 4.3(f) are intended to comply with the provisions of Code Section 415 and the regulations thereunder.  To the extent that there is any discrepancy between this Section 4.3 and the Code and regulations, the Code and regulations shall govern and are incorporated herein by reference.

(h)
Any Participant who is subject to Code Section 401(a)(17) shall have his Accrued Benefit determined in accordance with Reg. 1.401(a)(17)-1(e), with regard to the limit on compensation to be taken into account under the Plan.  The 401(a)(17) limit in effect at the beginning of the calendar year during which the Plan Year begins shall be the limit for that Plan Year.

ARTICLE 5

DELAYED RETIREMENT

5.1	A Participant may retire later than his Normal Retirement Date. In such event:

(a)
A Participant's Delayed Retirement Date shall be the first day of the month coincident with or next following his last day of employment.  The amount of benefit to which the Participant shall be entitled as of the date payments actually commence shall be equal to the greater of:

(1)
his Accrued Benefit calculated as of his Delayed Retirement Date, considering his Final Average Compensation through his Delayed Retirement Date and his total Years of Benefit Service as of such date, or

(2)	his Normal Retirement Benefit actuarially increased to his Delayed Retirement Date.

The net Excess Percentage applicable to each year's accrual as referred to in Section 4.2(a)(2) shall be tested to ensure that it does not exceed the applicable maximum Excess Percentage as found in Appendix B.  To the extent necessary, the Excess Percentage only shall be reduced to comply with the table in Appendix B.

(b)	The benefit so determined in 5.1(a) above shall be of the Normal Annuity Form. The Participant shall have the right, however, to elect any other option pursuant to Article 9 herein.

(c)
Notwithstanding a Participant's decision to remain in the employ of the Employer beyond his Normal Retirement Date, payment of his retirement benefits shall commence in accordance with Section 9.4(b) (for Plan Years beginning prior to January 1, 1997), or 9.4(c) (for Plan Years beginning after December 31, 1996).

(d)	In the event a Participant, who is covered by this Article 5, dies while employed, the provisions of Article 7 shall apply with regard to the availability and calculation of a death benefit, if any.

ARTICLE 6

DISABILITY RETIREMENT

6.1	Eligibility for Disability Retirement Benefits

(a)
A Participant who is not yet eligible for Early Retirement under Article 3, or Normal Retirement under Article 4, and who ceases to be an Employee due to disability shall be eligible to receive a Disability Retirement Benefit if:

(1)	a Participant qualifies for any disability benefits sponsored by the Employer under any existing Insured Disability Income Plan, or if no such benefits are provided, then

(2)
a Participant becomes unable to engage in any substantial gainful occupation by reason of any physical or mental impairment which, on the basis of competent medical opinion to the satisfaction of the Pension Committee, meets the following requirements:

(i)
The Participant has become totally disabled by bodily injury, disease or mental disorder and is unable to perform any and every duty of any gainful occupation for which he is reasonably fitted by training, education, or experience, and

(ii)	Such disability has continued for a period of six consecutive months and will be permanent and continuous for the remainder of the Participant's lifetime.

(3)
For purposes of this Plan, however, no Participant shall be deemed totally and permanently disabled if his disability results from chronic alcoholism, addiction to narcotics, injury incurred while engaging in any illegal or felonious enterprise, intentionally self-inflicted injury, or injury incurred while serving in the armed forces of any country.

(4)	The Employer may require proof of continued disability from time to time, but not more frequently than once in any six (6) month period.

(b)	The Disability Retirement Date of a Participant shall be the first day of the month coinciding with or next following the date a Participant meets the requirements of Section 6.1(a) above.

Provided, however, if a disabled Participant is entitled upon his disability retirement to receive benefits under an insured long-term disability program of the Employer, payment of his disability retirement benefit shall be deferred until the earlier of (i) his Normal Retirement Date or (ii) the date on which such insured disability benefit shall terminate, whereupon, if he is then living, he shall be eligible to receive his disability retirement benefit reduced as provided in Section 6.2(b)(3).

6.2	Payment of Disability Benefit

(a)
Disability Benefit Payments shall be payable  commencing on  any date elected by the Participant, but not before the six month period referred to in Section 6.1(a) has expired, and not later than what would have been such Participant's Normal Retirement Date had he not become disabled.  The Participant's disability benefit shall be payable in accordance with any option elected pursuant to Article 9 herein, provided, however, that any such benefit shall cease upon the first to occur of the following events:

(1)	the date the Participant is deemed to be no longer permanently and totally disabled,

(2)	the date the Participant refuses to submit to a medical examination or refuses to furnish due proof of continued disability,

(3)	the date of the Participant's death, unless the option elected by the Participant pursuant to Article 9 provides for the continuation of payments to a surviving spouse or other beneficiary, or

(4)
the date the Participant attains his Normal Retirement Age, at which time such Participant shall be deemed to be a retired Participant no longer required to furnish proof of disability.  Any benefit being paid to a disabled Participant who reaches Normal Retirement Age shall continue as if the Participant had elected such benefit at his Normal Retirement Date.

(b)	The amount of such benefit shall be determined as follows:

(1)	Once a Participant is determined to be totally and permanently disabled, his Accrued Benefit shall become 100% vested and nonforfeitable.

(2)	If the payment of benefits commences at Normal Retirement Date, the amount of the benefit shall be the Participant's Accrued Benefit as of his Disability Retirement Date.

(3)	If the payment of benefits commences prior to Normal Retirement Date, the amount of the benefit shall be the Participant's Accrued Benefit as of his Disability Retirement Date, reduced as follows:

The Accrued Benefit shall be reduced by one-one hundred eightieth (1/180) for each of the first sixty (60) months and one-three hundred sixtieth (1/360) for each of the next sixty (60) months by which the starting date of the benefit precedes Normal Retirement Date, and reduced actuarially in accordance with Section 1.2(d) herein for each year thereafter.

After applying the reductions referred to immediately above, the net Excess Percentage applicable to each year's accrual as referred to in Section 4.2(a)(2) shall be tested to ensure that it does not exceed the applicable maximum Excess Percentage as found in Appendix B.  To the extent necessary, the Excess Percentage only shall be reduced to comply with the table in Appendix B.

6.3
Cash-out of Small Benefits - The provisions of Section 6.2 notwithstanding, if the Actuarially Equivalent lump sum present value of the disability benefit determined (at the time distribution commences) for any disabled Participant shall be $5,000 or less ($3,500 or less for Plan Years beginning on or before August 5, 1997), then such lump sum shall be paid directly to such disabled Participant.

Notwithstanding the preceding paragraph, if the lump sum so payable exceeds $3,500 for Plan Years beginning on or before August 5, 1997, the Participant must be offered an immediately payable Qualified Joint and Survivor Annuity before the lump sum may be paid.  In addition, the Participant and the Eligible Spouse must consent in writing to payment of any such lump sum in excess of $3,500 for Plan Years beginning on or before August 5, 1997.

6.4	Recovery from Disability

(a)
If, prior to his Normal Retirement Date, a Participant is deemed to be no longer permanently and totally disabled prior to his Normal Retirement Date and returns to the service of the Employer within one month of such determination or recovery, then the Participant shall be deemed not to have incurred a Break in Service.  The number of years and fractions thereof during which he received payments pursuant to this Article shall not be counted in determining his Years of Service for any purposes under the Plan.  Disability payments shall nonetheless cease in accordance with Section 6.2(a).

(b)
If, prior to his Normal Retirement Date, a Participant is deemed to be no longer permanently and totally disabled and he does not return to the service of the Employer within one month of such determination or recovery, then he shall be deemed to have separated from the service of the Employer as of the date he became permanently and totally disabled.  In this event, the provisions of Section 6.2(a) shall apply, and benefit payments shall cease.

ARTICLE 7

SURVIVOR BENEFITS

7.1	Eligibility for Preretirement Death Benefits

(a)	In the event a Participant dies (i) before becoming vested in any benefit provided by this Plan or (ii) without a surviving Eligible Spouse, there shall be no death benefit from this Plan.

(b)
In the event a vested Participant dies before reaching his "Earliest Retirement Age," a death benefit in the form of a Qualified Preretirement Survivor Annuity shall be paid to his surviving Eligible Spouse, unless the conditions of Section 7.4 have been met regarding optional forms of benefit.  In the event there is no surviving Eligible Spouse no benefit shall be paid hereunder.

(c)
In the event a vested Participant dies after reaching his "Earliest Retirement Age," a death benefit in the form of a Qualified Joint and Survivor annuity shall be paid to his surviving Eligible Spouse, unless the conditions of Section 7.4 have been met regarding optional forms of benefit.

7.2	Determination of Preretirement Death Benefits

(a)
For a Participant who meets the requirements of Section 7.1(b) above, unless an optional form of benefit is selected within the Election Period pursuant to a Qualified Election, a Qualified Preretirement Survivor Annuity shall be determined as follows:

(1)	the Participant will be deemed to have separated from service on the date of death;

(2)	survived to the Earliest Retirement Age;

(3)	retired with an immediate Qualified Joint and 50% Survivor Annuity at the Earliest Retirement Age; and

(4)	died on the day after the Earliest Retirement Age.

(b)
For a Participant who meets the requirements of Section 7.1(c) above, unless an optional form of benefit is selected within the Election Period pursuant to a Qualified Election, the Participant's surviving Eligible Spouse (if any) will receive the same benefit that would be payable if the Participant had retired with an immediate Qualified Joint and 50% Survivor Annuity on the day prior to his death.

(c)	Notwithstanding the provisions of Sections 7.2(a) and 7.2(b) above, if the Actuarial Equivalent present value (at the time distribution commences) of the survivor's benefit is $5,000 or less ($3,500 or less for Plan Years beginning on or before August 5, 1997), then such lump sum present value shall be paid as soon as practical to the surviving Eligible Spouse.

Notwithstanding the preceding paragraph, if the lump sum present value exceeds $3,500 for Plan Years beginning on or before August 5, 1997, however, the Eligible Spouse must be offered an immediately payable survivor annuity and must consent in writing to receive the lump sum.

7.3           Post-Retirement Death Benefit

Upon the death of the Participant who has retired and elected an optional form of settlement pursuant to Section 9.3, and subject to the Transition Rules of Section 9.4, the following distribution provisions shall take effect:

(a)
If the Participant dies after distribution of his interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

(b)
If the Participant dies before distribution of his interest commences, then, subject to Sections 7.1(b) or 7.1(c) as applicable, the Participant's entire interest will be distributed no later than five (5) years after the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

(1)
If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made in substantially equal installments over the life or life expectancy of the designated Beneficiary commencing no later than one (1) year after the Participant's death;

(2)
If the designated Beneficiary is the Participant's surviving Eligible Spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the date on which the Participant would have attained age 70 1/2, and, if the Eligible Spouse dies before payments begin, subsequent distributions shall be made as if the Eligible Spouse had been the Participant.

(c)
For purposes of (b) above, payments that are to be made in installments over a specified period of time will be calculated by use of the return multiples specified in Section 1.72-9 of the regulations.  Life expectancy of a surviving Spouse may be recalculated annually; however, in the case of any other designated Beneficiary, such life expectancy will be calculated at the time payment first commences without further recalculation.

(d)
For purposes of (a), (b) and (c) above, any amount paid to a minor child of the Participant will be treated as if it had been paid to the surviving Eligible Spouse if the amount becomes payable to the surviving Eligible Spouse when the child reaches the age of majority.

7.4	Definitions.

(a)
Election Period (for Qualified Preretirement Survivor Annuity):  The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death.  If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to benefits accrued prior to separation, the Election Period shall begin on the date of separation.

Pre-age 35 Waiver:  A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special Qualified Election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35.  Such election will not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under section 7.5.  Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35.  Any new waiver on or after such date shall be subject to the full requirements of this article.

(b)
Earliest Retirement Age:  The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.  For this purpose, if a Participant dies prior to meeting the service requirement, if any, for eligibility for early retirement, then his Earliest Retirement Age shall be his Normal Retirement Age.

(c)
Qualified Election: A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity.  Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless:  (1) the Participant's Eligible Spouse consents in writing to the election; (2) the election designates a specific alternate beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without Spousal consent (or the Eligible Spouse expressly permits designations by the Participant without any further Spousal consent; (3) the Spouse's consent acknowledges the effect of the election; and (4) the Spouse's consent is witnessed by a Plan representative or notary public.  Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity will not be effective unless the election designates a form of benefit payment under Article 9 which may not be changed without Spousal consent (or the Spouse expressly permits designations by the Participant without any further Spousal consent).  If it is established to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a qualified election.

Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse cannot be obtained) shall be effective only with respect to such Spouse.  A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights.  A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time prior to the commencement of benefits.  The number of revocations shall not be limited.  No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 7.5 below.

The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the provisions of this Plan.

7.5	Notice Requirements.

(a)
In the case of a Qualified Joint and Survivor Annuity as described in Section 1.30, the Plan Administrator shall provide each Participant no less than 30 days and no more than 90 days prior to the commencement of benefits, a written explanation of:

(1)	the terms and conditions of a Qualified Joint and Survivor Annuity;

(2)	the Participant's right to make and the effect of an election to waive a Qualified Joint and Survivor Annuity form of benefit;

(3)	the rights of a Participant's Eligible Spouse;

(4)	the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity; and

(5)	the relative values of the various optional forms of benefit under the Plan.

The Annuity Starting Date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described in the preceding paragraph provided:  (a) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a Qualified Joint and Survivor annuity; (b) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and (c) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant.  The normal form annuity cannot be waived after the commencement of benefits.

(b)
In the case of a Qualified Preretirement Survivor Annuity as described in Section 7.2 of this Article, the Plan Administrator shall provide each Participant within the "applicable period" for such Participant, a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation under Section 7.5(a) applicable to a Qualified Joint and Survivor Annuity.

The "applicable period" for a Participant is whichever of the following periods ends last:  (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (ii) a reasonable period ending after the individual becomes a Participant; (iii) a reasonable period ending after Section 7.5(c) ceases to apply to the Participant; (iv) a reasonable period ending after this Article first applies to the Participant.  Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation of service in case of a Participant who separates from service before attaining age 35.

For purposes of the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs and ending one year after that date.  In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation.  If such a Participant thereafter returns to employment with the employer, the applicable period for such Participant shall be redetermined.

(c)
Notwithstanding the other requirements of this Section 7.5, the respective notices prescribed by this Section need not be given to a Participant if this Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and if the Participant is not permitted to waive either form of benefit described above or select a nonspouse beneficiary.  For purposes of this Section 7.5(c), a Plan fully subsidizes the costs of a benefit if under the Plan the failure to waive such benefit by a Participant would not result in a decrease in any plan benefits with respect to such Participant and would not result in increased contributions from the Participant.

7.6	Transitional Rules (Terminated Vested Participants)

(a)
Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article 7, must be given the opportunity to elect to have the prior Sections of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a Predecessor Plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 Years of Service when he separated from service.

(b)
Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a Predecessor Plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his benefits paid in accordance with Section 7.6(d) of this Article.

(c)
The respective opportunities to elect (as described in Sections 7.6(a) and 7.6(b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

(d)
Any Participant who has elected pursuant to Section 7.6(b) of this Article and any Participant who does not elect under Section 7.6(a) or who meets the requirements of Section 7.6(a) except that such Participant does not have at least 10 Years of Service when he separates from service, shall have his benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

(1)	Automatic Joint and Survivor Annuity - If benefits in the form of a life annuity become payable to a married Participant who:

(i)	begins to receive payments under the Plan on or after Normal Retirement Age; or

(ii)	dies on or after Normal Retirement Age while still working for the Employer; or

(iii)	begins to receive payments on or after the Qualified Early Retirement Age; or

(iv)
separates from service on or after attaining Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period.  The Election Period must begin at least 6 months before the Participant attains Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits.  Any election hereunder will be in writing and may be changed by the Participant at any time.

(2)
Election of Early Survivor Annuity - a Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the Election Period to have a survivor annuity payable on death.  If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his death.  Any election under this provision will be in writing and may be changed by the Participant at any time.  The Election Period begins on the later of:

(i)	the 90th day before the Participant attains the Qualified Early Retirement Age, or

(ii)	the date on which participation begins, and ends on the date the Participant terminates employment.

(3)	For purposes of this Section 7.6(d):

(i)	Qualified Early Retirement Age is the latest of:

(a)	the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

(b)	the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

(c)	the date on which the Participant begins Participation.

(ii)	Qualified Joint and Survivor Annuity is as defined in Section 1.30.

7.7
Beneficiary - A Participant or former Participant electing an optional form of benefit which may become payable after his death in a lump sum, or for a period determined without reference to the duration of any person's life, may designate in writing one or more direct or contingent beneficiaries on forms supplied by the Committee.  However, in order for a married Participant to name a beneficiary other than his Eligible Spouse, he must comply with Section 7.4(c).  A Participant or former Participant may change his designation at any time in the same manner.  Any portion of a Participant's or former Participant's death benefit which is not disposed of under a designation of beneficiary for any reason whatsoever shall be paid in the following order:

(a)	to his Spouse, if living, otherwise

(b)	his natural or adopted children and survivors thereof, in equal shares per stirpes, otherwise

(c)	his parents and survivor thereof, in equal shares, or

(d)	his executors or administrators.

The benefit shall be paid to the first named person or class of persons surviving the Participant, in the order listed above, to the exclusion of all subsequently named persons or classes.  "Beneficiary" means the person, or persons, designated by the Participant, or former Participant, or by the terms of this Section, to receive death benefits, but the provisions of this Section shall in no event apply to any amounts payable to a contingent pensioner, or other person entitled to payments for life after the death of the Participant, or former Participant, under any optional form of pension payment.

7.8
Notwithstanding any provision of this Article 7 to the contrary, any death benefit provided herein shall be an "incidental" benefit within the meaning of Reg. 1.401-1(b) and any amendments thereto.  For the purpose of complying with this Section, a Qualified Preretirement Survivor Annuity shall always be an incidental benefit.

ARTICLE 8

TERMINATION OF EMPLOYMENT - VESTING

8.1
Nonforfeitable Rights - Notwithstanding any other provisions of this Article, a Participant's Accrued Benefit shall be 100% vested and nonforfeitable upon such Participant's attaining Normal Retirement Age or, if earlier, upon his becoming totally and permanently disabled pursuant to Article 6 herein.

8.2
Terminated Participant - Vesting  Schedule - In the event a Participant terminates his employment for any reason other than for disability or retirement, he shall be considered a terminated Participant.  Such terminated Participant shall have a vested right to a portion of his Accrued Benefit funded by the Employer based on his Years of Vesting Service at his date of termination.  The amount of his Vested Accrued Benefit shall be a percentage of his Accrued Benefit accrued at date of termination of employment as determined by the following schedule:

Years of Vesting Service	Vesting Percentage
Less than 5 years	0%
5 years or more	100%

8.3
The facts concerning the termination of a Participant's employment shall be transmitted to the Committee of the Plan by written statement from the Employer, and the Committee may accept such statement as true.  The Committee shall not incur any liability by reason of any action taken or omitted on the strength of such statement.

8.4
Normal Method and Time of Payment - Vested Benefit - No payment or distribution of a vested benefit shall occur until the Participant terminates employment.  If a termination of employment does occur, then his vested Accrued Benefit shall be deferred with the first payment to commence on:

(a)	his Normal Retirement Date, or

(b)
if the terminated Employee had met the Years of Service requirement for Early Retirement under the Plan, then at his election payments of the annuity may commence once he meets the age requirement for Early Retirement, subject to the early retirement reduction factors as provided in Section 3.1(b).

However, a lump sum cash payment of the Actuarial Equivalent of his vested Accrued Benefit may be made to a terminated Participant as soon as possible after the first day of the Plan Year following a Break in Service of the Participant if the Actuarial Equivalent  (determined at the time distribution commences) of the Participant's vested Accrued Benefit is $5,000 or less ($3,500 or less for Plan Years beginning on or before August 5, 1997).

Notwithstanding the preceding paragraph, for Plan Years beginning on or before August 5, 1997, the written consent of a terminated Participant and his Eligible Spouse, if any, is necessary before a lump sum distribution of more than $3,500 can be made.  In addition, if the lump sum value  exceeds $3,500 for Plan Years beginning on or before August 5, 1997, the Participant must be offered an immediately payable Qualified Joint and Survivor Annuity before the lump sum may be paid.

Deemed Cash-out  A Participant who has terminated his employment with the Employer and who has no Vested Interest in his Accrued Benefit shall be deemed to have received a distribution of the full value of his Accrued Benefit coincident with the date he separated from service with the Employer.

A partial or total cash-out may not be made, after the Annuity Starting Date, where the Actuarial Equivalent of the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity either does or does not exceed $5,000 ($3,500 for Plan Years beginning on or before August 5, 1997), unless (i) the annuity form of payment has been waived in accordance with Article 9, (ii) the cash-out is consented to in writing by the Participant and the Participant's Eligible Spouse, if any, or (iii) where the Participant is deceased, the surviving Eligible Spouse consents in writing.

8.5
Restoration of Accrued Benefits - If a Participant receives a distribution pursuant to this Section and the Participant resumes covered employment under the plan, he shall have the right to restore his Employer-provided Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) to the extent forfeited upon the repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate determined for purposes of Code section 411(c)(2)(C).  Such repayment must be made before the earlier of five years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs 5 consecutive 1-year Breaks in Service following the date of distribution.

If a Participant is deemed to receive a distribution pursuant to Section 8.4, and the Participant resumes employment covered under this Plan before the date the Participant incurs 5 consecutive breaks in service, upon the re-employment of such Participant, the Employer-provided Accrued Benefit will be restored to the amount of such Accrued Benefit on the date of the deemed distribution.

8.6	No Divestment for Cause - Under no circumstances shall a Participant be divested of any benefits for cause.

ARTICLE 9

PAYMENT OF RETIREMENT BENEFITS

9.1
At a Participant's Disability, Early, Normal or Delayed Retirement Date, benefits shall be provided him in accordance with this Plan.  Such benefits shall be provided from the Plan assets.  Any annuity contract distributed to a retiring Participant from the Plan shall contain the word "nontransferable."

Subject to Section 9.4 herein, there shall be no payment of benefits to any retiring or terminating Participant until such Participant actually ceases to be an active Employee of the Employer.

9.2
The retirement benefit, with respect to a Participant who has been married throughout the one year period ending on his Annuity Starting Date, shall be payable under the form of the Qualified Joint and Survivor Annuity with 50% continuation as described in Section 1.30, subject to the following:

(a)	Such retirement benefit shall be the Actuarial Equivalent of the "Normal Annuity Form" of retirement benefit.

(b)	The Participant's Eligible Spouse shall be designated as the contingent annuitant.

(c)
In lieu of this form of payment, a Participant (and his Eligible Spouse) may, prior to his actual retirement date, elect in writing (after having received a written explanation of the terms and conditions of the survivor annuity described in Section 7.5 of this Plan and the effect of an election under this subsection) to have his retirement benefit payable under any one of the other forms of retirement benefits or annuity options provided under the Plan.  In order to elect out of a Qualified Joint and Survivor Annuity, the Participant and his Eligible Spouse must consent to the election. The normal form annuity cannot be waived after the commencement of benefits.

The election period for this section (c) is the 90-day period ending on the Participant's Annuity Starting Date. The Annuity Starting Date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described in Section 7.5, provided:  (a) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a Qualified Joint and Survivor annuity; (b) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and (c) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant. The waiver must contain a beneficiary designation and/or form of payment.  The waiver must also provide that the Eligible Spouse must consent, in writing, to any subsequent change in beneficiary or form of payment.  The Participant may revoke this waiver any time during the 90-day period ending on the Annuity Starting Date.  The Eligible Spouse's consent must be in writing and witnessed by a Plan representative or Notary Public, and the Eligible Spouse's consent must acknowledge the effect of the election.

A single Participant shall receive his benefit in the form of a life annuity, unless he otherwise elects one of the optional forms of benefit payment provided in Section 9.3.

9.3
Optional Forms of Benefit Payment -  Subject to Section 9.2 above and the limitations set forth in paragraph (e) below, a retiring Participant may elect to receive his retirement benefits under any one of the following forms:

(a)	A life annuity, with no more payments after death of the Participant.

(b)	A life annuity providing for 120, 180 or 240 minimum guaranteed monthly payments.

(c)	Any Qualified Joint and Survivor Annuity (as defined in Section 1.30) of either 50%, 75% or 100%.

(d)
A lump sum payment of the Actuarial Equivalent of a Participant's retirement benefit provided such lump sum (determined at the time distribution commences) does not exceed $5,000.  Notwithstanding the preceding sentence, for Plan Years beginning on or before August 5, 1997, any lump sum Actuarial Equivalent in excess of $3,500 shall not be distributed without the written consent of the Participant and the Participant's Eligible Spouse.

Each optional form of payment shall be Actuarial Equivalent of the "Normal Annuity Form" of payment of retirement benefits.

An election of an optional form of payment under this Section 9.3 may be revoked by the Participant at any time prior to the commencement of payments by making another election with appropriate spousal consent.  Once payments have begun under an optional form of payment, however, such election shall become irrevocable, except as provided in Section 9.5 herein.

(e)	Limitation on Settlement Options:

(1)
The provisions of this Plan shall be subject to the limitation that no Participant shall, prior to his retirement, elect an interest only option.  Distributions, if not made in a lump sum, may only be made over one of the following periods (or a combination thereof):

(i)	the life of the Participant,

(ii)	the life of the Participant and a designated Beneficiary,

(iii)	a period certain not extending beyond the life expectancy of the Participant, or

(iv)	a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

(2)
A Participant may not elect an optional form of benefit which provides monthly benefits to his Eligible Spouse, or to a Beneficiary, unless the actuarial value of the payments expected to be made to the Participant at the time the payment is to commence is more than 50% of the actuarial value of the total payments expected to be made under such optional form.  In no event, however, can the amount of each monthly payment to a contingent annuitant or Beneficiary exceed that payable to the Participant.

(3)
Distributions from the Plan will be made in accordance with the requirements of the regulations under Code Section 401(a)(9) including the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the proposed regulation.

9.4	Time of Payment of Benefits

(a)	Unless a Participant elects otherwise, payment of benefits must begin no later than 60 days after the close of the Plan Year in which the latest of the following events occurs:

(1)	the Participant's attainment of age 65 or earlier Normal Retirement Age specified under the Plan,

(2)	the termination of the Participant's service with the Employer.

Notwithstanding the above, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.  Consent of the participant (and where applicable, such Participant's Spouse) shall be required for any distribution which occurs prior to the later of age 62 or the Participant’s Normal Retirement Age.

(b)
Age 70½ Distributions (prior to January 1, 1997): Section 9.4(a)(2) notwithstanding, payment of the Accrued Benefit of a Participant must commence no later than the first day of April following the calendar year in which the Participant attains age 70½.

(c)	Age 70½ Distributions (effective for Plan Years beginning after December 31, 1996), subject to the provisions of Section 9.2.

At the election of the Participant payment of the Participant's Accrued Benefit may commence on the later of April 1 of the calendar year following the calendar year in which the Participant attains age 70½ or retires, except that benefit distributions to a 5-percent owner must commence by the April 1 of the calendar year following the calendar year in which the participant attains age 70½.

Any Participant, except 5-percent owners, attaining age 70½ in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires.  There is no new Annuity Starting Date upon recommencement.

A Participant is treated as a 5-percent owner for purposes of this section if such Participant is a 5-percent owner as defined in section 416(i) of the Code (determined in accordance with section 416 but without regard to whether the plan is top-heavy) at any time during the Plan Year.

Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

Compliance with Code Section 401(a)(9).  The intent of this Section is that the beginning dates and payment periods of benefits payable to each Participant and beneficiary will be within the limitations permitted under Code Section 401(a)(9) and the regulations promulgated thereunder.  If there is any discrepancy between this Section and Code Section 401(a)(9), that Code Section will prevail.  Further, if there is any discrepancy between this Section and any other provision of the Plan, this Section will prevail.  It is the intent of this Plan to comply with the requirements of the regulations under Code Section 401(a)(9) including the minimum distribution incidental benefits rule.

9.5
Suspension of Benefits - If a Participant who is currently receiving monthly retirement payments returns to work for the Employer, and works for two hundred and fifty (250) or more Hours of Service during a calendar quarter, then any such monthly retirement payments shall be suspended.  The period of suspension shall continue until such Participant again terminates his employment.  At that time, benefit payments shall resume and shall be in the amount originally computed, unless the Participant's employment was sufficient to give him additional Years of Benefit Service.  If the Participant shall earn additional Years of Benefit Service, then his benefit shall be recomputed as of his subsequent termination date, taking into account all of his Years of Benefit Service, but shall be adjusted actuarially to reflect any benefits previously received.

Furthermore, in no event shall such recomputation of the Participant's Accrued Benefit cause him to receive less in the way of monthly payments than what he was receiving immediately prior to the time his retirement payments were suspended.

9.6
Missing Persons - The administrator shall direct the Trustee to make a reasonable effort to locate all persons entitled to benefits under the Plan; however, notwithstanding any provisions in the Plan to the contrary, if, after a period of five (5) years from the date such benefit shall be due, any such persons entitled to benefits have not been located, their rights under the Plan shall become suspended.  Before  this provision becomes operative, the Trustee shall send a certified letter to all such persons at their last known addresses advising them that their interest or benefits under the Plan shall be suspended.  Any such suspended amounts shall be held by the Trustee for a period of three (3) additional years (or a total of eight (8) years from the time the benefits first become payable), provided, however, that if a person subsequently makes a valid claim with respect to such suspended benefits, his right to benefits shall be reinstated.  Any such suspended amounts shall be handled in a manner not inconsistent with regulations issued by the Internal Revenue Service and Department of Labor.

ARTICLE 10

RE-EMPLOYMENT / RESTORATION OF SERVICE AND ACCRUED BENEFITS

10.1	Eligibility for Participation:

(a)	No "Break-in-Service" has occurred

(1)	If a terminated Participant resumes employment before a Break-in-Service, he shall re-enter the Plan on his re-employment date, regardless of whether he had a vested benefit or not.

(2)
If an Employee terminates employment during his initial Eligibility Computation Period and returns to work after the first date on which he would otherwise have become a Participant in the Plan, but prior to incurring a Break-in-Service, such Employee shall become a Participant on his date of re-employment, provided that he had completed 1,000 or more Hours of Service prior to his termination of employment.  If such Employee shall not have completed 1,000 or more Hours of Service prior to his termination of employment, his Eligibility Computation Period shall shift to the Plan Year which overlaps his initial employment year for purposes of measuring Hours of Service for eligibility to participate.

(b)	"Break-in-Service" has occurred

(1)
General Rule (Vested or Non-Vested Participant) - All Years of Service preceding a Break in Service shall be taken into account in computing an Employee's Qualifying Years of Service.  However, he will be required to complete one Year of Service, computed from date of re-employment, before combining post-break and pre-break service.  Upon the completion of a Year of Service measured from his date of re-employment, he will participate retroactively as of his date of re-employment.

(2)
Exception to the General Rule - In the case of an Employee who does not have a Vested Interest in his Accrued Benefit, Years of Service preceding a Break in Service shall not be taken into account in computing an Employee's eligibility to participate in the Plan if the number of consecutive 1-Year Breaks in Service equals or exceeds the greater of (a) five (5) consecutive 1-Year Breaks in Service, or (b) the aggregate number of Years of Service earned before the consecutive Breaks in Service.  Furthermore, the "aggregate number of Years of Service preceding the Break in Service" shall not include Years of Service which were not required to be taken into account under this Section by reason of any prior Break in Service.

10.2	Vesting upon Re-Employment

(a)	Vesting on Re-Employment Before a Break in Service - There is no effect on vesting if a Participant returns to work before a Break in Service occurs.

(b)	Vesting on Re-Employment after a Break in Service

(1)
General Rule (Vested or Non-Vested Participant) - Years of Service preceding a Break-in-Service shall be taken into account in computing an Employee's Years of Vesting Service.  However, the Employee will be required to complete one Year of Service before combining post-break and pre-break service.

Upon the completion of one Year of Service, the Employee will be given retroactive credit and shall be considered to have entered the Plan for purposes of benefit accrual and vesting as of the date of his re-employment.

(2)
Exception to the General Rule - In the case of an Employee who does not have a Vested Interest in his Accrued Benefit, Years of Service preceding a Break-in-Service shall not be taken into account in computing an Employee's vested benefits in the Plan if the number of consecutive 1-Year Breaks in Service equals or exceeds the greater of (a) five (5) consecutive 1-Year Breaks in Service, or (b) the aggregate number of Years of Service earned before the consecutive Breaks in Service.  Furthermore, the aggregate number of Years of Service preceding the Break-in-Service shall not include Years of Service which were not required to be taken into account under this Section by reason of any prior Break-in-Service.

10.3	Loss of Accrued Benefits if Employee has Received a Distribution

(a)
Involuntary Cash-Outs - For purposes of determining an Employee's Accrued Benefit derived from Employer contributions under a Plan, the Plan may disregard service performed by the Employee with respect to which:

(1)	The Employee received a distribution of the present value of his entire nonforfeitable benefit,

(2)	The portion of such distribution which is attributable to the present value of the Employer-derived Accrued Benefit is not in excess of $5,000 ($3,500 for Plan Years beginning before August 5, 1997).

(3)	The distribution is made due to the termination of the Employee's participation in the Plan.

A distribution shall be deemed to be made due to the termination of an Employee's participation in the Plan only if it is made by the end of the second (2nd) Plan Year following his termination of employment.

(b)
Voluntary Cash-Outs - For purposes of determining an Employee's Accrued Benefit derived from Employer contributions under the Plan, the Plan may disregard service performed by the Employee with respect to which:

(1)	The Employee receives a distribution of the present value of his entire nonforfeitable benefit attributable to such service,

(2)	The Employee voluntarily elects to receive such distribution and the Participant's Spouse consents to such election, in accordance with Section 9.2, and

(3)	The distribution is made on termination of the Employee's participation in the Plan.

A distribution shall be deemed to be made on termination of participation only if it is made by the end of the second (2nd) Plan Year following the date of his termination of employment.

10.4
Plan Repayment Provisions - If a Participant elects to have his Accrued Benefit, including all optional forms of benefits and subsidies relating to such benefits, restored based on service prior to a cash-out, he must repay the amount of the distribution, plus interest, to the Fund, before the earlier of (a) five (5) years after the first date on which the Participant is subsequently reemployed by the Employer, or (b) the date the Participant incurs five (5) consecutive 1-Year Breaks-in-Service following the date of distribution.  In order for repayment to be permitted, the following conditions must be met:

(a)	The Participant must not have been 100% vested when he terminated and received a cash-out payment;

(b)	The Participant must resume employment such that he will earn at least 1,000 Hours of Service during any Plan Year;

(c)	The Participant must repay the amount of the cash-out payment with interest:

(1)	Interest is charged at the rate of 5% per year up to the Plan Year which begins in 1988;

(2)	On and after the Plan Year beginning in 1988, interest is charged and compounded annually at the rate determined for purposes of Code Section 411(c)(2)(C).

(d)
The cash-out payment with interest must be repaid by the end of what would have been the fifth "Break in Service" year, had the Participant not been rehired, or if later, the fifth anniversary of his date of rehire.

If any one of the above conditions is not met, the Participant's Accrued Benefit will not be restored, and any further Accrued Benefit will reflect only those Years of Benefit Service earned after the Participant's re-employment date.

The preceding paragraph notwithstanding, however, Years of Vesting Service will be granted for all prior years of employment (to the extent not previously excluded) whether or not a Participant elects to restore his Accrued Benefit.

10.5	Distribution - For purposes of this Article 10, a distribution shall be made in a lump sum.

ARTICLE 11

TOP HEAVY RULES

11.1
General Rule.  Notwithstanding  any provision herein to the contrary, for any Plan Year beginning after December 31, 1983, in which this Plan is determined to be a Top-Heavy Plan, the provisions of this Article 11 shall supersede any conflicting provision in the Plan.

11.2	Definitions. For purposes of applying the provisions of this Article 11, and any other provisions of this Plan, the following definitions shall apply:

(a)	"Compensation" shall have the same meaning as is set forth under Section 1.11 of the Plan and shall be limited under Code Section 401(a)(17).

(b)
"Determination Date" for any Plan Year is the last day of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the last day of that Plan Year.  The present value of an Accrued Benefit as of the Determination Date is determined as of the most recent valuation date which is within the 12 month period ending on the Determination Date.  The assumptions used to determine the present value are those as found in Section 1.2.

(c)	Key Employee: Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during any Plan Year contained in the determination period was:

(1)
an officer of the Employer whose annual Plan Year earnings exceed 50% of the annual benefit limit for defined benefit plans, as indexed, pursuant to Code Section 415(b)(1)(A) for the calendar year in which such Plan Year ends,

(2)
one of the ten employees having annual compensation from the Employer for a Plan Year greater than the Defined Contribution Dollar Limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Section 318 of the Code) both more than 1/2 percent interest and the largest interests in the Employer,

(3)	a five percent Owner of the Employer, or

(4)	a one percent Owner of the Employer who has an annual Plan Year compensation of more than $150,000.

The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years.  The determination of who is a Key Employee will be made by the Employer in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

(d)	Non-Key Employee is an employee who does not meet the definition of Key Employee.

(e)
Permissive Aggregation Group  is the Required Aggregation Group, plus any other qualified plan or plans maintained by the Employer, but only if such plans as a group would satisfy in the aggregate the requirements of Code Section 401(a)(4) and Code Section 410.  The Employer shall determine which plans to take into account in determining the Permissive Aggregation Group.

(f)	Required Aggregation Group means:

(1)	Each qualified plan of the Employer in which at least one (1) Key Employee participates; and

(2)	Any other qualified plan of the Employer which enables a plan described in (1) above to meet the requirements of Code Section 401(a)(4) or Code Section 410.

11.3	Determination of "Top-Heavy" Status.

(a)	If this Plan is the only qualified plan maintained by the Employer, the Plan is "top-heavy" for a Plan Year if the top-heavy ratio as of the Determination Date exceeds sixty percent (60%).

The "top-heavy ratio" is a fraction (not to exceed 100%), the numerator of which is the sum of the "present value of the cumulative Accrued Benefits" of all Key Employees as of the Determination Date, plus any distributions made within the five (5) year period immediately preceding the Determination Date, and the denominator of which is a similar sum determined for all Employees.  The term "present value of Accrued Benefits" shall mean account balances where such term relates to Defined Contribution Plans.

The top-heavy ratio shall be calculated without regard to the account balances attributable to deductible voluntary Employee contributions, and without regard to any Non-Key Employee who was formerly a Key Employee.  The top-heavy ratio shall take into account distributions, rollovers and transfers, in accordance with Code Section 416 and the regulations under that Code section.

For Plan Years beginning after December 31, 1984, the present value of Accrued Benefits of a Participant who has not performed any service with the employer maintaining the plan during the five (5) year period ending on the determination date will be disregarded.

(b)
If the Employer maintains other qualified plans (including a Simplified Employee Pension plan) this Plan is top-heavy only if it is part of the Required Aggregation Group, and the top-heavy ratio for the Required Aggregation Group exceeds sixty percent (60%).  If such Required Aggregation Group is top-heavy, but an applicable Permissive Aggregation Group results in a ratio of 60% or less, this Plan shall not be top-heavy for such Plan Years upon such application, provided this Plan is a part of the Permissive Aggregation Group.  The top-heavy ratio shall be calculated in the same manner as required by the first paragraph of this Section 11.3, taking into account all plans within the Required Aggregation Group.  The Employer shall determine the account balances and any other amounts the Employer must take into account under Defined Contribution plans or Simplified Employee Pension plans included within the group in accordance with the terms of those plans, Code Section 416 and the regulations thereunder.  The top-heavy ratio shall be calculated with reference to the Determination Dates that fall within the same calendar year.  The Required Aggregation Group shall include any plans of the Employer which were terminated within the five-year period ending on the Determination Date.

(c)
Solely for the purpose of determining if this Plan, or any other plan included in a Required or Permissive Aggregation Group of which this Plan is a part, is Top-Heavy (within the meaning of Section 416(g) of the Code) the Accrued Benefit of an Employee other than a Key Employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under (a) the method, if any, which is used for accrual purposes under all plans maintained by the Affiliated Employers, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

11.4	Minimum Accrued Benefit.

(a)
If this Plan is "top-heavy" in any Plan Year beginning after December 31, 1983, the Employer guarantees a Non-Key Employee who is a Participant during the Plan Year and completes 1,000 Hours of Service, a minimum accrued benefit; provided, however, the minimum accrual provided herein applies even though the Non-Key Employee is not employed by the Employer on the last day of the Accrual of Benefit Computation Period or the Plan is integrated with Social Security.  For purposes of this paragraph, a Non-Key Employee Participant includes any Employee otherwise eligible to participate in the Plan but who is not a Participant because his Compensation does not exceed a specified level.

The "Minimum Accrued Benefit" shall be determined without regard to any Social Security contribution and shall be equal to 2% of "average compensation," multiplied by the number of Years of Service (not to exceed 10 years).

(b)	For purposes of this Section 11.4, "Years of Service" are as defined in Section 1.32 of the Plan, provided however, that Years of Service shall exclude:

(1)	all Years of Service completed in a Plan Year beginning before January 1, 1984,

(2)	all Years of Service completed in Plan Years in which this Plan was not top-heavy,

(3)	Plan Years during which the Employer did not maintain this Plan or a predecessor Plan, and

(4)	Years of Service for Plan Years prior to the attainment of age 18.

(5)	Years of Service prior to the first day of the Plan Year containing the Participant’s Entry Date.

(c)	(1)
For purposes of this Section 11.4, "average compensation" shall mean the average of the Compensation received for the highest five (5) consecutive Years of Service, except that years for this purpose shall not be taken into account if (i) such year ends in a Plan Year beginning before January 1, 1984, or (ii) such year begins after the close of the last Plan Year in which the Plan was top-heavy.

(2)
In determining a Participant's "average compensation" for top heavy minimum benefits, if there shall not be five Years of Service from which to determine an average, then all Compensation earned by the Participant during the applicable top heavy years shall be considered in computing his average compensation, provided that he has completed at least 1,000 Hours of Service in each such year.  The average shall be taken over the total number of 1,000 hour years actually completed by the Employee during the period considered.

(d)	If this Plan is Top-Heavy for any Plan Year, the Accrued Benefit of a Non-Key Employee who is a Participant during the Plan Year, shall be no less than the Minimum Accrued Benefit defined herein.

(e)
Any benefit calculated pursuant to this Section 11.4 which is or may become payable to a Participant on Delayed Retirement must be actuarially increased for late commencement using the assumptions for Actuarial Equivalence as stated in Section 1.2.

11.5
Participation In More Than One Plan.  If a Non-Key Employee participates in a Top-Heavy Defined Contribution Plan maintained by the Employer, Section 11.4 will not apply to the Non-Key Employee and the Defined Contribution Plan will provide the "minimum benefit accrual." to the exclusion of any other Defined Contribution Plan or Defined Benefit Plan of the Employer.

11.6
Limitation on Allocations.  If, during any Limitation Year, beginning prior to January 1, 2000, the Participant is a Participant in both a Defined Contribution plan and a Defined Benefit plan maintained by the Employer, the limitations of Article 4 will apply to such Participant with the following required changes:

(a)	"1.0%" must be substituted for "1.25%" each place it appears in the definition of Defined Benefit Fraction and Defined Contribution Fraction under Article IV.

(b)	"$41,500" must be substituted for "$51,875" in the Transition Fraction defined in Section 4.3(f)(6) herein.

The above adjustments shall not be required if:

(i)	Section 11.4(a) is applied substituting "3%" for "2%"; or

(ii)	the Employer contribution under the Employer's Defined Contribution Plan for each Participant who is not a Key Employee is 4% of such Participant's total compensation; and

(iii)
the present value of the cumulative Accrued Benefits under the Plan for Participants who are Key Employees does not exceed 90% of the present value of the total Accrued Benefits of all Participants; and

(iv)
the sum of (i) the present value of the cumulative Accrued Benefits for Key Employees under all Defined Benefit plans in the Aggregation Group and (ii) the aggregate of the accounts of Key Employees under all Defined Contribution plans in the Aggregation Group does not exceed 90% of such sum determined for all Employees.

11.7
Minimum Vesting.  For any Plan Year in which the Plan is determined to be a Top-Heavy Plan pursuant to Section 11.3, each Participant's Accrued Benefit funded by the Employer shall become vested in accordance with the following schedule:

Years of Vesting Service	Vesting Percentage
Less than 3 years	0%
3 years or more	100%

If the Plan ceases to be Top-Heavy, the provisions of Section 8.2 shall thereafter apply, subject to the right to elect under Section 19.2.

Notwithstanding the vesting schedule above, any Participant who shall have a nonforfeitable Vested Interest in his Accrued Benefit, determined pursuant to Section 8.2 herein, which is greater than what the Top-Heavy schedule will provide, shall not have his vested percentage reduced by the operation of this Section 11.7.

ARTICLE 12

RETIREMENT COMMITTEE

12.1
Except where otherwise specifically indicated, responsibility for administration of this Plan shall be reposed in a Retirement Committee composed of not less than three (3) individuals.  The members of the Committee shall be appointed by the Board of Directors of the Employer.  An individual shall not be ineligible to be a member of the Committee because he is or may be an officer, director or stockholder of the Employer or a Participant under the Plan.

12.2
The Committee shall hold meetings, upon such notice, at such place or places and at such time or times as it may from time to time determine.  Notice shall not be required if waived in writing.  A majority of the members of the Committee shall constitute a quorum for the transaction of business.  All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present at any such meeting and entitled to vote.  Resolutions may be adopted or other action taken without a meeting upon written consent signed by at least two-thirds of the members of the Committee.

12.3	For convenience, the Committee may sign, or any member or members designated by the Committee may sign, any document as and in the name of the Committee.

12.4	The Committee shall appoint one of its members to act as its Chairman and may appoint a Secretary who need not be a member of the Committee.

12.5	No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself or to any of his rights or benefits under any part of the Plan.

12.6
The decision of the Committee in matters within its jurisdiction shall be final, binding and conclusive upon the Company and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth.

12.7	Any member of the Committee may resign at any time, and his successor shall be appointed by the Board.

12.8	The Board may remove at any time any member of the Committee appointed by it, provided, only that at the same time it appoints a successor member.

12.9	No fee or compensation shall be paid to any member of the Committee for his services as such.

12.10
Subject to the Claims Procedure set forth in Article 13 hereof, the Committee shall have the duty and authority to interpret at its discretion and construe the provisions of the Plan, to decide any disputes which may arise regarding the rights of Employees, whether or not they are Participants, under the terms of the Plan and any Trust Agreement which determinations and rules shall apply uniformly to all Employees similarly situated, and shall be binding and conclusive upon all interested persons.

12.11
The Committee shall determine the eligibility of Employees to become Participants in accordance with the provisions of the Plan from the information furnished to it by the Company in accordance with the request of the Committee.

12.12
Any certification by the Employer of the information required or permitted to be certified by the Committee pursuant to the provisions of the Plan may be relied upon by the Committee until later shown to be incorrect.  The Committee may correct errors, and so far as practicable, may adjust any benefit or payment or credit accordingly.

12.13	A certification in writing by the Committee signed by the Chairman thereof, to the occurrence or happening of any event contemplated in this Plan, may be relied upon by the Trustee.

12.14
The Committee shall maintain full and complete records of  its deliberations and decisions.  Its records shall contain all relevant data pertaining to individual participating Employees and their rights under the Plan and in the Trust Fund.  It has the duty to carry into effect all such rights and benefits of each and to answer questions and assist Employees, whether Participants or other Employees, to obtain the greatest good from the existence of the Plan and the Trust.

12.15
The Committee must issue a Summary Plan Description to the Employees  describing the Plan.  In the event of any conflict between the terms of the Plan and the Summary Plan Description, the Plan shall control.

12.16
Although it is the present intention of the Employer to pay the reasonable expenses incident to the operation of the Plan, in the event such expenses are not paid by the Employer directly and aside from its contribution under the Plan, such expenses shall be deemed to be a charge upon the Plan assets.  If the Employer shall elect at any time or times, in any year or years, to pay part or all thereof, either directly or by reimbursement to the Trust Fund, any such election by the Employer in any year shall not bind the Employer as to its right to elect in respect to such expenses or any other expenses at any other time or times.  All requests, directions, requisitions and instructions of the Committee to the Trustee shall be in writing and signed by the Committee's Chairman or acting Chairman and by its Secretary or acting Secretary.

12.17
The principal provisions of the Plan shall be communicated to the Employees, and a copy of the Plan and other documents required by law, shall be available at the principal office of the Employer for inspection by the Employees at reasonable times.  The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and other governmental regulations applying to this Plan, including maintaining records of Participants' service and benefits, and making any reports to Participants, the Internal Revenue Service, the Department of Labor, and other governmental entities not otherwise required of the Plan Administrator and Trustee.

ARTICLE 13

CLAIM PROCEDURE

13.1
Filing a Claim for Benefits  Any claim for a Plan benefit hereunder shall be filed by a  Participant or Beneficiary (claimant) of this Plan on the form prescribed for such purpose with the Retirement Committee, or in lieu thereof, by written communication which is made by the claimant or the claimant's authorized representative which is reasonably calculated to bring the claim to the attention of the Committee.

13.2	Denial of Claim

(a)
If a claim for a Plan benefit is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Committee within a reasonable period of time after receipt of the claim by the Committee.

(b)	Any claimant who is denied a claim for benefit shall be furnished written notice setting forth:

(1)	The specific reason or reasons for the denial;

(2)	Specific reference to the pertinent Plan provisions upon which the denial is based;

(3)	A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

(4)	An explanation of the Plan's claim review procedure.

13.3	Claims Review Procedure

(a)	In order that a claimant may appeal a denial of a claim, a claimant or his duly authorized representative:

(1)	May request a review by written application to the Committee not later than 60 days after receipt by the claimant of written notification of denial of a claim;

(2)	May review pertinent documents; and

(3)	May submit issues and comments in writing.

(b)
A decision on review of a denied claim shall be made not later than 60 days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of a request for review.

(c)	The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent Plan provisions on which the decision is based.

ARTICLE 14

CONTRIBUTIONS AND FUNDING

14.1
Basis of Contributions to Pension Plan or Trust - The Employer agrees to pay to the Insurer or Trustee for each Plan Year that amount, if any, which is deemed necessary by actuarial study to fund the Plan, but not less than the amount required under the Minimum Funding Standards of Section 412 of the Internal Revenue Code.

14.2
Return of Employer Contributions - Employer contributions to the Plan may not revert to the Employer. However, any contributions which are made to the Plan because of a good faith mistake of fact may be returned to the Employer within one (1) year after the payment of such contributions to the Plan.  In the event that the contribution is conditioned on the initial qualification of the Plan, a timely determination letter request has been filed properly and the Plan receives an adverse determination, then any contributions made to the Plan shall be returned to the Employer.

If the Internal Revenue Service disallows a deduction for all or any part of a contribution made to this Plan which was made conditional on its deductibility, the amount of the contribution, to the extent that it was disallowed shall be returned to the Employer within one (1) year after the disallowance of the deduction.  The Employer shall make application for the return of any such contribution in accordance with Revenue Procedure 89-35, or other rules which are or may become applicable.

In addition, any assets in excess of Plan liabilities at the termination of the Plan shall be returned to the Employer as provided in Section 19.7.

14.3	An enrolled actuary shall be retained by the Plan. Such actuary shall prepare an actuarial statement on an annual basis.

14.4
The provisions of this Article 14 shall be deemed the procedure for establishing and carrying out the funding policy and method of this Plan.  Such funding policy and method shall be consistent with the objectives of this Plan and with the requirements of Title I of the Employee Retirement Income Security Act of 1974.

14.5
No Voluntary Employee Contributions are Allowed.   Voluntary Contributions by a Participant of this Plan are not permitted.  Employee Contributions means contributions to the plan made by a Participant during the Plan Year.

ARTICLE 15

ADMINISTRATIVE AND FIDUCIARIES' RESPONSIBILITIES

Except for prohibitions to the contrary in ERISA, no named fiduciary under the Plan shall be liable for any act or omission of another which act or omission occurs outside the scope of the respective fiduciaries designated area(s) of responsibility as hereinafter stated.  The named fiduciaries and their respective areas of responsibility for the operation and administration of the Plan are as follows:

15.1	Board of Directors of Employer

(a)	Terminating Plan;

(b)	Amending Plan;

(c)	Appointment of Retirement Committee.

15.2	Employer - The Employer shall have the following responsibilities and powers:

(a)
Funding Policy - The Employer shall, in consultation with an enrolled actuary, determine the funding policy of the Plan and communicate it to the Trustee so that the Trustee may coordinate investment policy with the needs of the Plan.  The Employer may delegate such responsibility and authority to the Plan Administrator, the Trustee or any other person.  The Employer may enter into a Group Annuity Contract with any Insurer for the purpose of accumulating Plan assets.

As part of the funding policy, it shall also be the responsibility of the Employer to make any and all contributions required to keep the pension trust fund actuarially sound at all times.  For this purpose, the Employer shall engage the services of an enrolled actuary.

(b)
Appointment of Plan Administrator - The Employer is the named Plan Administrator.  The Employer may, however, delegate such function by appointing any person or any number of persons to administer the Plan as provided in Article 12.  In the event of such appointment, the person or persons so appointed shall be the successor Plan Administrator.  Any person or persons so appointed may be removed by the Employer upon thirty (30) days written notice unless a shorter period is agreed to.

(c)
Appointment of Investment Manager - The Employer may, in its discretion, appoint an Investment Manager to manage the assets of the Plan.  In such event, since the Trustee will not have exclusive discretion to manage and control the Plan assets, the Trustee will not be liable for any act or omission of such Investment Manager.  Plan assets can also be invested with any licensed insurance company under a Group Annuity Contract.

(d)	Review of Fiduciaries - The Employer shall periodically review the performance of any fiduciary or any other person to whom any duties have been delegated.

15.3	Plan Administrator - The Plan Administrator shall have the following responsibilities and powers:

(a)
General Powers - The Plan Administrator shall administer the Plan in accordance with its terms and shall have all the powers necessary to carry out the provisions of the Plan.  The Administrator shall interpret the Plan and shall determine all questions, including questions of eligibility under Article 2, arising in the interpretation, administration and application of the Plan.  Any such determination shall be conclusive and binding on all persons except as otherwise provided herein or by law.  Any exercise of discretion by the Plan Administrator shall be exercised in a nondiscriminatory manner.

(b)
Procedures, Records and Reports - The Plan Administrator shall establish operating procedures and shall keep a record of his actions, as well as all books of account, records or other data necessary for the administration of the Plan and/or required by law or regulations issued pursuant to such law.  The Plan Administrator shall prepare and file or publish with the Secretary of Labor or the Secretary of the Treasury, or to any other official or agency as may hereafter be required, all reports, documents or other information as may be required under law to be so filed or published.

(c)
Directions to Trustee - The Plan Administrator shall notify the Trustee or Insurer in writing of any action the Plan Administrator in its discretion desires the Trustee or Insurer to take and the Trustee or Insurer shall be entitled to and obligated to rely on such directions until such time as the Plan Administrator shall file a written revocation of such direction with the Trustee or Insurer, or unless the Trustee or Insurer knows that any such direction constitutes a breach of the Plan Administrator's fiduciary obligations, in which case the Trustee or Insurer may take reasonable steps under the circumstances to remedy such breach.

(d)
Agents and Counsel - The Plan Administrator may engage agents to assist him in his duties, and may consult with counsel, actuaries, accountants, specialists and other persons as he deems necessary or desirable.  The Plan Administrator shall be indemnified by the Employer with respect to any action taken or omitted by him in good faith reliance on the advice of such persons, provided that the Plan Administrator has acted prudently in selecting or retaining such persons, to which end he shall periodically review such person's performance.

(e)	Expenses - The Trustee shall be authorized to pay from the Trust all expenses of administration including, but not limited to, the payment of professional fees of consultants, actuaries, accountants, counsel, investment advisors and other specialists, unless the Employer elects to pay such expenses.

(f)
Reports Furnished Participants - The Plan Administrator shall furnish to each Plan Participant, and to each Beneficiary receiving benefits under the Plan, within the time limits specified in the Code and ERISA, each of the following:

(1)	A Summary Plan Description and periodic revision;

(2)	Notification of amendments to the Plan; and

(3)	A Summary Annual Report which summarizes the Annual Report filed with the Department of Labor.

(g)
Reports Available to Participants - The Plan Administrator shall make copies of the following documents available at the principal office of the Employer for examination by any Plan Participant or Beneficiary:

(1)	The Pension Plan and Trust Agreement;

(2)	The Summary Plan Description; and

(3)	The latest annual report.

ARTICLE 16

INCOME TAX REGULATIONS 1.401-4(c)(2)

16.1
If Employer contributions under this Plan are used for the benefit of an Employee who is among the 25 highest paid Employees of the Employer as of the effective date of this Plan, and whose anticipated annual pension under this Plan exceeds $1,500, then, upon the occurrence of the conditions described in Section 16.2, the Employer contributions which are used for the benefit of any such Employee are restricted in accordance with Section 16.3.

16.2	The restrictions described in Section 16.3 become applicable if:

(a)	This Plan is terminated within 10 years after its establishment.

(b)	The benefits of an Employee described in Section 16.1 become payable within 10 years after the effective date of this Plan, or

(c)	The benefits of an Employee described in Section 16.1 become payable after the Plan had been in effect for 10 years, and the full current costs of the Plan for the first 10 years have not been funded.

In the case of an Employee described in (b) of this Section, the restrictions will remain applicable until the Plan has been in effect for 10 years, but if at that time the full current costs have been funded, the restrictions will no longer apply to the benefits payable to such an Employee.  In the case of an Employee described in (b) or (c) of this Section, if at the end of the first 10 years the full current costs are not met, the restrictions will continue to apply until the full current costs are funded for the first time.

16.3
The restrictions required under Section 16.1 provide that the Employer contributions which may be used for the benefit of an Employee described in such Section 16.1 shall not exceed the greater of $20,000, or 20% of the first $50,000 of the annual compensation of such Employee multiplied by the number of years between the effective date of this Plan and

(a)	The date of the termination of this Plan,

(b)	In the case of an Employee described in Section 16.2(b), the date the benefit of the Employee becomes payable, if before the date of the termination of this Plan, or

(c)	In the case of an Employee described in Section 16.2(c), the date of the failure to meet the full current costs of this Plan.

However, if the full current costs of this Plan have not been met on the date described in (a) or (b) of this Section, whichever is applicable, then the date of the failure to meet such full current costs shall be substituted for the date referred to in (a) or (b) of this Section.

For purposes of determining the contributions which may be used for the benefit of an Employee when (b) of this Section applies, the number of years taken into account may be recomputed for each year, if the full current costs of the Plan are met for such year.

16.4
For purposes of this Article, the Employer contributions, which, at a given time, may be used for the benefits of an Employee, include any unallocated funds which would be used for his benefits if this Plan were then terminated or the Employee were then to withdraw from this Plan, as well as all contributions allocated up to that time exclusively for his benefits.

The provisions of this Article apply to a former or retired Employee of the Employer, as well as to an Employee still in the Employer's service.

The following terms are defined for purposes of this Article 16:

(a)
The term "benefits" includes any periodic income, any withdrawal values payable to a living Employee, and the cost of any death benefits which may be payable after retirement on behalf of an Employee, but does not include the cost of any death benefits with respect to an Employee before retirement or the amount of any death benefits actually payable after the death of an Employee, whether such death occurs before or after retirement.

(b)
The term "full current costs" means the normal cost, as defined in Code Section 1.404(a)-6, for all years since the effective date of the Plan, plus any interest on the unfunded liability during such period.

(c)
The term "annual compensation" of an Employee means either such Employee's average regular annual compensation, or such average compensation over the last five years, or such Employee's last annual compensation if such compensation is reasonably similar to his average regular annual compensation for the five preceding years.

In the event of a substantive amendment to this Plan and Trust, the provisions of this Article 16 shall apply to the increased benefits resulting from such substantive amendment from the effective date of such amendment.

16.5
Notwithstanding anything to the contrary contained in this Article 16, the following provisions shall apply for Plan Years beginning on or after January 1, 1992.  In the event of plan termination, the benefit of any highly compensated active or former Employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

Benefits distributed to any of the 25 most highly compensated active and former highly compensated employees are restricted such that the annual payments are no greater than an amount equal to the payment that would have been made on behalf of the employee under a single life annuity that is the Actuarial Equivalent of the sum of the Employee's Accrued Benefit and the Employee's other benefits under the Plan.

The preceding paragraph shall not apply if (a) after payment of the benefit to an Employee described in the preceding paragraph, the value of plan assets equals or exceeds 110% of the value of current liabilities, as defined in Section 412(l)(7) of the Code, or (b) the value of the benefits for an Employee described above is less than 1% of the value of current liabilities.

For purposes of this Section, benefit includes loans in excess of the amount set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

For the purposes of this Section 16.5, a "highly compensated active or former Employee" shall mean any Employee who

(i)	was a 5% owner (as defined under Code Section 416(i)(1)(A)(iii)) during the determination year or look back year, or

(ii)	earned more than $80,000 (as adjusted by a Cost of Living Index under Code Section 415(d) as approved by the Secretary of the Treasury) during the preceding Plan Year.

(iii)	The determination of whether a former Employee is a former Highly Compensated Employee shall be made in accordance with (i) and (ii) above.

For Plan Years beginning before January 1, 1998, and for the purposes of (ii) above, “compensation” shall not include any contributions made on behalf of an Employee pursuant to Code Sections 125, 402(e)(3), 402(h)(1)(B) or salary deferrals.  For Plan Years beginning after December 31, 1997 and for the purposes of (ii) above, “compensation” shall include deferrals made on behalf of the Employee pursuant to Code Section 125, 402(g), or 457, and for Plan Years beginning after December 31, 2000, Code Section 132(f).

ARTICLE 17

SPENDTHRIFT

17.1
No Participant under this Plan shall have any legal right, title or interest in the Plan or Trust.  The interest of any Participant, beneficial or otherwise, shall be limited to that provided in the Plan and no designated Beneficiary shall have any greater rights than as provided by this Plan.

17.2
Except to the extent permitted by law, the Participant may not anticipate, encumber, alienate or assign any of his rights, claims, or interests in this Plan or any part thereof.  No payments, benefits, or rights arising by reason of this Plan shall in any way be subject to the Participant's debts, contracts, or engagements, or to any judicial processes to levy upon or attach the same for payment thereof.

17.3
Qualified Domestic Relations Order – No violation of the non-alienation provisions of ERISA occurs where a portion of the benefits of a Participant is required to be paid to the Participant’s Spouse pursuant to a Qualified Domestic Relations Order.  A “Qualified Domestic Relations Order” is a judgment or decree (including approval of a property settlement agreement) that relates to the provisions of child support, alimony payments or marital property, rights to a spouse, former spouse, child or other dependent of a Participant and is made pursuant to a state domestic relations law.  The Qualified Domestic Relations Order may not alter the amount or the form of plan benefits.  The Qualified Relations Order shall conform to all the criteria found in Code Section 414(p).

17.4
Offset of a Participant's Accrued Benefit - Pursuant to Code Section 401(a)(13)(C), the offset of a Participant's Accrued Benefit in the Plan will not violate ERISA's prohibition against assignment or alienation of benefits if the Participant is ordered or required on or after August 5, 1997 to pay under:

(a)	a judgment or conviction for a crime involving the Plan;

(b)	a civil judgement (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of ERISA's fiduciary responsibility provisions; or

(c)
a settlement agreement between the Department of Labor or the Pension Benefit Guaranty Corporation and the Participant in connection with a violation or alleged violation of ERISA's fiduciary responsibility provisions by a fiduciary or any other person; provided such judgement, order, decree or settlement agreement expressly provides for such offset.

To the extent that Code Sections 401(a)(11) and 417 apply to this Plan, the rights of a Participant's spouse under Code Section 401(a)(13)(C)(iii) are hereby incorporated by reference.

ARTICLE 18

THE INSURER

18.1
Not Party to Agreement - No Insurer shall be considered to be a party to this Plan or to have any responsibility for the validity of this Plan, or for any action taken by the Employer or Trustee.  The Insurer shall be fully protected in accepting payments from the Employer or Trustee and in making payments of any amounts to the Trustee, Employer, Plan Participant, or Beneficiary, in accordance with instructions from the Trustee or Employer, without liability to see to the application of such payments.

18.2
The Insurer shall be fully protected from any liability in assuming that the Plan has not been amended or terminated until notice of any amendment or termination of the Plan has been received by the Insurer at its home office.  No amendment to the Plan shall deprive the Insurer of any protection except as to policies issued by it after receipt at its home office of notice of the terms of such amendment.

18.3
The Insurer shall be fully protected in dealing with the Trustee or Employer according to the latest notification received by the Insurer at its home office.  For purposes of this Article, Trustee shall mean any one or more of the Trustees under this Plan, whether individual or corporate, or any officer of the Employer.

ARTICLE 19

AMENDMENT AND TERMINATION

19.1
Application for Determination Letter - The Employer shall timely submit this Plan and all necessary supporting documents to the Internal Revenue Service with the request for a Determination Letter that the Plan as embodied in this Agreement meets the qualification requirements of the Code.

19.2	Amendment - This Plan, and each of its provisions, may be amended at any time and from time to time, as follows:

(a)	All proposed amendments shall be set forth in a written instrument, detailing any and all changes to the Plan.

(b)	All proposed amendments shall be presented to the Board of Directors for its consideration and shall be enacted by a vote of the Board of Directors.

(c)
All actions taken by the Board of Directors shall be set forth in enabling documentation (e.g., minutes of meetings setting forth appropriate resolutions adopted therein or appropriate certification of actions taken by the Board of Directors in lieu of a formal meeting).

(d)
The Board of Directors shall authorize, in the documentation referred to under (c), above, an officer or officers of the Employer to execute said amendment or amendments on behalf of the Employer and to certify as to the date on which the steps set forth under (a), (b) and (c) took place (e.g., a Certificate of Resolution).

(e)
If an amendment provides for a significant reduction in the rate of future benefit accruals, the Plan Administrator shall provide a written notice, not less than 15 days prior to the effective date of the amendment, setting forth the Plan amendment and its effective date, to:

(1)	each participant in the Plan,

(2)
each beneficiary who is an alternate payee (within the meaning of ERISA Section 206(d)(3)(K)) under an applicable qualified domestic relations order (within the meaning of ERISA Section 206(d)(3)(B)(i)0, and

(3)	each employee organization representing Participants in the Plan.

(f)	Any amendment:

(1)	shall not reduce the vested benefit of a Participant determined as of the later of the date such amendment is adopted, or the date such amendment becomes effective;

(2)
shall not revise the vesting schedule under the Plan unless each Participant having three (3) or more Years of Vesting Service is permitted to elect within a reasonable period after the adoption of such amendment to have his vested benefit computed under the Plan without regard to such amendment; a reasonable period for purposes of this Section shall be a period which begins no later than the date the Plan amendment is adopted and ends no later than the last to occur of the following:

(i)	sixty (60) days after the date the Plan amendment is adopted.

(ii)	sixty (60) days after the day on which the Plan amendment becomes effective.

(iii)	sixty (60) days after a Participant is issued written notice of the Plan amendment.

In the event of a change in the vesting schedule, the nonforfeitable percentage of the Participant's Accrued Benefit at the time of the change shall not be less than that percentage computed prior to the change.

(3)
shall not allow for the use of funds or assets held under this Plan other than for the benefit of Participants or their Beneficiaries, nor shall any amendment provide that any funds or assets of this Plan shall ever revert to or be used or enjoyed by the Employer;

(4)	shall not deprive an Insurer of any of its exemptions and immunities with respect to policies issued by it prior to receipt by an Insurer of notice of such amendment;

(5)	shall not amend the Plan if such amendment would violate the provisions of any applicable law, or any regulations.

(6)	shall not become effective prior to approval by the Secretary of Labor, if such approval is required under applicable law or regulation.

No amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit.  Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted under Code Section 412(c)(8).  For purposes of this paragraph, a plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing Accrued Benefits except as otherwise permitted.  In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfied (either before or after the amendment) the pre-amendment conditions for the subsidy.  In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age).

19.3	Termination - While it is the intention of the Employer to continue this Plan and contributions hereunder indefinitely, the Employer reserves the right to terminate this Plan at any time, as follows:

(a)	A proposal to terminate the Plan shall be set forth in a written instrument, detailing said action to the Board of Directors.

(b)	A proposal to terminate the Plan shall be presented to the Board of Directors for its consideration and shall be enacted by a vote of the Board of Directors.

(c)
All actions taken by the Board of Directors to terminate the Plan shall be set forth in enabling documentation (e.g., minutes of meetings setting forth appropriate resolutions adopted therein or appropriate certification of actions taken by the Board of Directors in lieu of a formal meeting).

(d)
The Board of Directors shall authorize, in the documentation referred to under (c), above, an officer or officers of the Employer to execute such instruments and take such actions as are necessary to effectuate the termination of the Plan on behalf of the Employer and to certify as to the date on which the steps set forth under (a), (b) and (c) took place (e.g., a Certificate of Resolution).

(e)
Subsequent to the actions set forth under (a), (b), (c) and (d), above, the Plan Administrator shall provide all affected parties a written notice of intent to terminate, not less than 60 days prior to the proposed termination date, stating that such termination is intended and the proposed termination date.

(f)
If the termination is a Standard Termination, as set forth under ERISA Section 4041, the Plan Administrator shall follow the procedures set forth under ERISA Section 4041(b) and the regulations thereunder, as they be amended from time to time.

(g)
If the termination is a Distress Termination, as set forth under ERISA Section 4041, the Plan Administrator shall follow the procedures set forth under ERISA Section 4041(c) and the regulations thereunder, as they be amended from time to time.

Such termination shall become effective pursuant to the rules and regulations set forth under this Section, or applicable provisions of ERISA and the regulation thereunder, incorporated herein by reference.

This Plan shall terminate if the Employer shall be dissolved, deemed bankrupt, or insolvent, or shall be merged with another company, except that in the event of dissolution, merger or consolidation of the Employer, provisions may be made by a successor for the continuance of this Plan, and the successor shall in such event be substituted in the place of the present Employer by an instrument authorizing such substitution executed by the Employer and the successor, a copy of which shall be delivered to the Plan Administrator.

19.4
Vesting Upon Complete or Partial Termination - Upon complete termination of this Plan, or upon partial termination of the Plan, the Accrued Benefit of each affected Participant as of the date of termination shall be nonforfeitable.

19.5
Procedure for Termination - Prior to any termination of this Plan by the Employer, all required notices shall be filed with the Pension Benefit Guaranty Corporation as such corporation is established under ERISA Section 4001 and no amounts under the termination procedure shall be paid until the time period expires for the Pension Benefit Guaranty Corporation to issue a notice of noncompliance nullifying a proposed termination.

19.6
Allocation of Assets  If this Plan is terminated and is subject to the rules governing Plan terminations as promulgated by the Pension Benefit Guaranty Corporation, then the following method shall be used for the allocation of assets:

(a)
After Notice by the Plan Administrator to the Pension Benefit Guaranty Corporation that the Plan is to be terminated and upon expiration of the time period for the Pension Benefit Guaranty Corporation to issue a notice of noncompliance nullifying a proposed termination, the Plan Administrator shall allocate the assets of the Plan in accordance with ERISA Section 4044, in the order set forth below, to the extent the assets are available to provide benefits to Plan Participants and Beneficiaries.  The Administrator or Trustee shall make the allocation as follows:

FIRST, to that portion of each individual's Accrued Benefit which is derived from the Participant's contributions to the Plan which were not mandatory contributions (Voluntary Contributions).

SECOND, to that portion of each individual's Accrued Benefit which is derived from the Participant's mandatory contributions.

THIRD, equally among Participants in the following two subcategories:

(1)
In the case of the benefit of a Participant or Beneficiary, which was in pay status as of the beginning of the three (3) year period ending on the termination date of the Plan, to each such benefit, based on the provisions of the Plan (as in effect during the five (5) year period ending on such date) under which such benefit would be the least.

(2)
In the case of a Participant's or Beneficiary's benefit (other than a benefit described in (1) above) which would have been in pay status as of the beginning of such three (3) year period if the Participant had retired prior to the beginning of the three (3) year period and if his benefits had commenced (in the normal form of annuity under the Plan) as of the beginning of such period, to each such benefit based on the provisions of the Plan (as in effect during the five (5) year period ending on such date) under which such benefit would be the least.

For the purpose of (1) above, the lowest benefit in pay status during a three (3) year period shall be considered the benefit in pay status for such period.

FOURTH, to all other benefits (if any) of individuals under the Plan guaranteed under the termination insurance provisions of the Employee Retirement Income Security Act of 1974.

FIFTH, to all other nonforfeitable benefits under the Plan.

SIXTH, to all other benefits under the Plan.

(b)
If the assets available for allocation under any priority category (other than the fifth and sixth priority categories) are insufficient to satisfy in full the benefits of all individuals, the assets shall be allocated pro rata among such individuals on the basis of the present value (as of the termination date) of their respective benefits.

(c)
If any assets of the Plan attributable to Employee contributions remain after all liability of the Plan to Participants and their Beneficiaries has been satisfied, such assets shall be equitably distributed to the Employees who made such contributions (or their Beneficiaries) in accordance with their rate of contributions.

19.7
Amounts allocated to any person shall be paid in cash, through the purchase of immediate or deferred annuities or by periodic payments, as the Committee may determine.  Any assets remaining, after providing in full for the amounts required by this Article 19 shall revert to the Employer.

19.8
If at any time the Plan is terminated with respect to any group of Participants of the Employer under such circumstances as constitute a partial termination of the Plan within the meaning of Code Section 411(d)(3), as amended, the amounts held under any of the Trust Agreements that are allocable to the Participants as to whom such termination occurred shall be determined by the Committee and such amount shall be segregated by the Trustee or Trustees as assets held under a separate Plan.  The funds thus allocated to such separate Plan shall be applied for the benefit of such Participants in the manner described above.

19.9
Non-Liability of Employer - The Employer shall have no liability to the Participant for the payment of any benefits provided for by the Plan, nor shall the Employer have any liability for the administration of the assets of the Trust, and each Participant shall look solely to the assets of the Plan for any payment of Retirement Benefits provided for by the Plan.

ARTICLE 20

MISCELLANEOUS PROVISIONS

20.1
This Plan is created for the exclusive benefit of the Employees of the Employer and their Beneficiaries and shall be interpreted in a manner consistent with its existence as an Employees' Plan and Trust qualified under the Internal Revenue Code of 1986 and subject to the provisions of the Employee Retirement Income Security Act of 1974, or any other legislation of similar import.  This Section cannot be altered or amended.

20.2
Exclusive Benefit of Participant - It shall be impossible, at any time prior to the satisfaction of all liabilities with respect to Employees and their Beneficiaries under this Plan, for any part of the corpus or income to be (within the taxable year or thereafter) used for, or diverted to, purposes other than for the exclusive benefit of the Employer's Employees or their Beneficiaries; and the Employer shall not be entitled to receive back any part of its contributions to this Trust, except as set forth under Section 14.2, Article 19 and this Article 20.

20.3
Neither the Employer nor the Trustee shall be responsible for the validity of any interest of policies, or for the failure on the part of any Insurer to make any payments or provide any benefits under any contract or policy, or for the action of any person or persons which may render any policy invalid or unenforceable.  Neither the Employer nor the Trustee shall be responsible for any inability to perform or delay in performing any act occasioned by any restriction or provisions of any policy, or imposed by any Insurer, or by any other person.  In case it becomes impossible for the Employer or the Trustee to perform any act under this Plan, that act shall be performed which, in the judgment of the Plan Administrator, will most nearly carry out the intent and purpose of this Plan.  All parties of this Plan who are in any way interested herein shall be bound by any acts performed under such conditions.

20.4	Headings - The headings of the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

20.5
Plan not Contract of Employment - This Plan shall not be construed as creating or changing any contract of employment between the Employer and its Employees, whether Participants hereunder or not; and the Employer retains the right to deal with its Employees, whether Participants hereunder or not, and to terminate their respective employment at any time, to the same extent as though this Plan had not been created.

20.6
Invalidity of Certain Provisions - If any provisions of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions and this Plan shall be construed and enforced as if such provisions had not been included.

20.7	Law Governing - This Plan shall be construed and enforced according to the laws of the State of North Carolina, other than its laws respecting choice of law, to the extent not preempted by the Employee Retirement Income Security Act of 1974, or by the Internal Revenue Code, or by any other applicable Federal law.

20.8
General Undertaking - All parties to this Plan and all persons claiming any interest whatsoever hereunder agree to perform any and all acts and execute any and all documents and papers which may be necessary or desirable for the carrying out of this Plan or any of its provisions.

20.9
Agreement to Bind Heirs, Etc. - This Plan shall be binding upon the heirs, executors, administrators, successors and assigns, as such terms shall apply, of any and all parties hereto, present and future.

20.10
Action by Employer - Whenever under the terms of the Plan the Employer is permitted or required to take some action, such action may be taken by any officer of the Employer who has been duly authorized by the Board of Directors of the Employer.

20.11
Rule Against Perpetuities - If the indefinite continuance of this Plan would be in violation of the law, then this Plan shall continue for the maximum period permitted by law and shall then terminate, whereupon distribution of its assets shall be made as provided for in Article 19.6 of this Plan.

20.12
Effect of Merger, Consolidation or Transfer of Assets - Before this Plan can be merged or consolidated with any other Plan, or its assets or liabilities transferred to any other Plan, the Plan Administrator must secure (and file with the Secretary of Treasury at least thirty (30) days beforehand) a certification from an Enrolled Actuary, and if the Plan is terminated after the merger, each Participant must be assured that he will be entitled to a benefit after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before such transaction (if the plan had then been terminated).

ARTICLE 21

DIRECT ROLLOVERS

21.1
This Article applies to distributions made on or after January 1, 1993.  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

21.2	Definitions:

(a)
Eligible rollover distribution:  An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:  any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(b)
Eligible retirement plan:  An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution.  However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(c)
Distributee:  A distributee includes an employee or former employee.  In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

(d)	Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

IN WITNESS WHEREOF, First Bancorp has caused these presents to be signed by its duly authorized officers and its seal to be hereunto affixed, this 29th   day of January  , 2002.

FIRST BANCORP

By: /s/ James H. Garner
James H. Garner- President

ATTEST:

/s/ Anna G. Hollers
        Secretary

APPENDIX A

COVERED COMPENSATION 35-YEAR AVERAGE TABLE (2001)*

Year of	Covered	Year of	Covered
Birth	Compensation	Birth	Compensation

1933	31,128	1951	66,960
1934	33,060	1952	68,232
1935	35,100	1953	69,444
1936	37,212	1954	70,620
1937	39,312	1955	72,756
1938	43,464	1956	73,764
1939	45,540	1957	74,700
1940	47,616	1958	75,528
1941	49,656	1959	76,296
1942	51,648	1960	77,004
1943	53,568	1961	77,664
1944	55,452	1962	78,228
1945	57,312	1963	78,780
1946	59,148	1964	79,284
1947	60,936	1965	79,704
1948	62,580	1966	80,052
1949	64,140	1967	80,280
1950	65,580	1968 or later	80,400

*Covered Compensation rounded to $12

APPENDIX B

SOCIAL SECURITY INTEGRATION LIMIT
 ON EARLY OR DEFERRED COMMENCEMENT OF BENEFITS
(Unit Benefit Integrated Plan Formula)

Age at which benefits commence	Maximum Excess Percent

70	1.048%
69	0.950%
68	0.863%
67	0.784%
66	0.714%
65	0.650%
64	0.607%
63	0.563%
62	0.520%
61	0.477%
60	0.433%
59	0.412%
58	0.390%
57	0.368%
56	0.347%
55	0.325%

AMENDMENT #1
TO THE

First Bancorp Employees’ Pension Plan
 (as Amended and Restated January 1, 2001)

Pursuant to the authority granted the undersigned corporate officer of First Bancorp by the Board of Directors of First Bancorp, the First Bancorp Employees’ Pension Plan (“Plan”) is amended as follows:

PREAMBLE

Adoption and Effective Date of Amendment.  This Amendment (“Amendment”) to the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”).  This Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.  Except as otherwise provided, this Amendment shall be effective January 1, 2002.

Supersession of Inconsistent Provisions.  This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

I.   LIMITATIONS ON BENEFITS (Plan Section 4.3)

1.	Effective date. This section shall be effective for Limitation Years ending after December 31, 2001.

2.
Effect on Participants. Benefit increases resulting from the increase in the limitations of section 415(b) of the Code will be provided to all Employees participating in the Plan who have one Hour of Service on or after the first day of the first Limitation Year ending after December 31, 2001.

3.	Definitions.

3.1
Defined Benefit Dollar Limitation. The “Defined Benefit Dollar Limitation” is $160,000, as adjusted, effective January 1 of each calendar year, under section 415(d) of the Code in such manner as the Secretary shall prescribe, and payable in the form of a straight life annuity. A limitation as adjusted under section 415(d) will apply to Limitation Years ending with or within the calendar year for which the adjustment applies.

3.2
Maximum permissible benefit: The “maximum permissible benefit” is the lesser of the (i) Defined Benefit Dollar Limitation or (ii) the Defined Benefit Compensation Limitation (both adjusted where required, as provided in (a) and, if applicable, in (b) or (c) below).

(a)
If the Participant has fewer than 10 Years of Participation in the Plan, the Defined Benefit Dollar Limitation shall be multiplied by a fraction, (i) the numerator of which is the number of Years (or part thereof) of Participation in the Plan and (ii) the denominator of which is 10. In the case of a Participant who has fewer than 10 Years of Service with the Employer, the Defined Benefit Compensation Limitation shall be multiplied by a fraction, (i) the numerator of which is the number of Years (or part thereof) of Service with the Employer and (ii) the denominator of which is 10.

(b)
If the benefit of a Participant begins prior to age 62, the Defined Benefit Dollar Limitation applicable to the Participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the Actuarial Equivalent of the Defined Benefit Dollar Limitation applicable to the Participant at age 62 (adjusted under (a) above, if required). The Defined Benefit Dollar Limitation applicable at an age prior to age 62 is determined as the lesser of (i) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the interest rate and mortality table (or other tabular factor) specified in Section 4.3(b) of the Plan and (ii) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a 5% interest rate and the applicable mortality table as defined in Section 4.3(b) of the Plan. Any decrease in the Defined Benefit Dollar Limitation determined in accordance with this paragraph (b) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the Participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

(c)
If the benefit of a Participant begins after the Participant attains age 65, the Defined Benefit Dollar Limitation applicable to the Participant at the later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarially equivalent to the Defined Benefit Dollar Limitation applicable to the Participant at age 65 (adjusted under (a) above, if required). The Actuarial Equivalent of the Defined Benefit Dollar Limitation applicable at an age after age 65 is determined as the lesser of (i) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the interest rate and mortality table (or other tabular factor) specified in Section 4.3(b) of the Plan or (ii) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a 5% interest rate assumption and the applicable mortality table as defined in Section 4.3(b) of the Plan. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

II. INCREASE IN COMPENSATION LIMIT (Plan Section 1.11)

1.
Increase in limit. The annual Compensation of each Participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000. Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). For purposes of determining benefit accruals in a Plan Year beginning after December 31, 2001, Compensation for any prior determination period shall be limited as provided by the employer in the Plan.

2.
Cost-of-living adjustment. The $200,000 limit on annual Compensation in paragraph 1 shall be adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

3.
Compensation Limit for Prior Determination Periods. In determining benefit accruals in Plan Years beginning after December 31, 2001, the annual Compensation limit in paragraph 1 of Section II (Increase in Compensation Limit), for determination periods beginning before January 1, 2002, shall be $150,000 for any determination period beginning in 1996 or earlier; $160,000 for any determination period beginning in 1997, 1998, or 1999; and $170,000 for any determination period beginning in 2000 or 2001.

III. Modification of Top-Heavy Rules (Article 11 of the Plan)

1.
Effective date. This section shall apply for purposes of determining whether the Plan is a top-heavy Plan under section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years. This section amends Article 11 of the Plan.

2.	Determination of top-heavy status.

2.1
Key employee. Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual Compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1- percent owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means Compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

2.2
Determination of present values and amounts. This section 2.2 shall apply for purposes of determining the present values of Accrued Benefits and the amounts of account balances of Employees as of the determination date.

2.2.1
Distributions during year ending on the determination date. The present values of Accrued Benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any Plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated Plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

2.2.2	Employees not performing services during year ending on the determination date. The Accrued Benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

3.
Minimum benefits. For purposes of satisfying the minimum benefit requirements of section 416(c)(1) of the Code and the Plan, in determining Years of Service with the Employer, any service with the Employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of section 410(b) of the Code) no Key Employee or former Key Employee.

IV. Direct Rollovers of Plan Distributions (Article 21)

1.	Effective date. This section shall apply to distributions made after December 31, 2001.

2.
Modification of definition of eligible retirement Plan. For purposes of the direct rollover provisions in section 21.2 of the Plan, an eligible retirement Plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible Plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such Plan from this Plan. The definition of eligible retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

V. MODEL AMENDMENT AFFECTING CERTAIN PLAN DISTRIBUTIONS

1.	Effective Date. This Section shall apply to distributions with annuity starting dates on or after December 31, 2002.

2.
Mortality Table.  Notwithstanding any other plan provisions to the contrary, the applicable mortality table used for purposes of adjusting any benefit or limitation under Code Section 415(b)(2)(B), (C), or (D) as set forth in Section 4.3 of the Plan and the applicable mortality table used for purposes of satisfying the requirements of Code Section 417(e) as set forth in Section 1.2(b)(2) of the Plan is the table prescribed in Rev.Rul. 2001-62.

VI. NON-EGTRRA AMENDMENTS AFFECTING CERTAIN DEATH BENEFITS

Effective January 1, 2002, subsection (b) of Section 7.2 Determination of Preretirement Death Benefits is hereby deleted in its entirety and the following new subsection (b) is substituted in its place, as follows:

“(b)
For a Participant who meets the requirements of Section 7.1(c) above, unless an optional form of benefit is selected within the Election Period pursuant to a Qualified Election, the Participant's surviving Eligible Spouse (if any) will receive the same benefit that would be payable if the Participant had retired with an immediate Qualified Joint and 100% Survivor Annuity on the day prior to his death.”

IN WITNESS WHEREOF, this Amendment #1 to the First Bancorp Employees’ Pension Plan is adopted this _19_ day of ___November___, 2002, to be effective as stated above.

FIRST BANCORP

By: /s/ James H. Garner
Its: President & CEO
ATTEST:

By: /s/ Anna G. Hollers
Its: Secretary

(CORPORATE SEAL)

AMENDMENT
TO THE
FIRST BANCORP
EMPLOYEES’ PENSION PLAN

Pursuant to the authority granted the undersigned corporate officer of First Bancorp by the Board of Directors of First Bancorp, effective January 1, 2002, the Pension Plan for the Employees of First Bancorp Employees’ Pension Plan (“the Plan”) is amended as follows:

Subsection (a) of Section 6.1 Eligibility for Disability Retirement Benefits is hereby deleted in its entirety and the following new subsection (a) is substituted in its place, as follows:

“(a)
A Participant who is not yet eligible for Early Retirement under Article 3, or Normal Retirement under Article 4, and who ceases to be an Employee due to disability shall be eligible to receive a Disability Retirement Benefit if:

(1)	a Participant qualifies for any disability benefits sponsored by the Employer under any existing Insured Disability Income Plan, or if no such benefits are provided, then

(2)
a Participant becomes unable to engage in his regular occupation by reason of any physical or mental impairment as determined by a licensed physician chosen by the Participant and/or the disability insurance carrier, meeting the following requirements:

(A)
The Participant has become totally disabled by bodily injury, disease or mental disorder and is unable to perform the material and substantial duties of his regular occupation for which he is reasonably fitted by training, education, or experience, and

(B)	The licensed physician expects said bodily injury, disease or mental disorder to result in the death of the Participant or last for a continuous period of not less than twelve months and;

(C)	Such disability has continued for a period of ninety (90) days and will be permanent and continuous for the remainder of the Participant's lifetime.

(3)
For purposes of this Plan, however, no Participant shall be deemed totally and permanently disabled if his disability results from active participation in a riot, due to a pre-existing condition, any injury incurred while engaging in any illegal or felonious enterprise, intentionally self-inflicted injury, or injury incurred while serving in the armed forces of any country.

(4)	The Employer may require proof of continued disability from time to time, but not more frequently than once in any six (6) month period.

(5)
If the Participant’s condition constitutes total disability under the federal Social Security Acts, the Retirement Committee may rely upon such determination that the Participant is disabled for purposes of the Plan.

(6)	The determination of disability shall be applied uniformly to all Participants.”

Section 13.2 Denial of Claim is hereby deleted in its entirety and the following new Section 13.2 Claims Procedure is substituted in it place, as follows:

“13.2	Claims Procedure.

If a Participant or Beneficiary believes that he is entitled to benefits under the Plan which are not being paid to him or which are not being credited to his Account, he may file a written claim with the Plan Administrator, which claim shall immediately be referred to the Retirement Committee.  The Retirement Committee shall decide whether the claim shall be allowed or denied in whole or in part.  In the event that the Retirement Committee shall wholly or partially deny the claim for benefits made by any claimant, written notice or such denial shall be furnished to the claimant within forty-five (45) days following the receipt of the claim by the Plan Administrator.  If the Retirement Committee determines that an extension of time for processing the claim is required, notice of the extension shall be provided to the claimant before the expiration of the initial forty-five (45) day period, and such extension shall not exceed sixty (60) days from the end of the initial forty-five (45) day period.  Any notice of an extension must be provided to the claimant before the end of the applicable period and must explain the special circumstances that require the extension and the date by which the Retirement Committee expects to make a decision.

If the Retirement Committee determines that the claimant’s claim for benefits should be either wholly or partially denied, any notice denying the benefits shall be worded in a manner calculated to be understood by the claimant and shall set forth (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent Plan provisions on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) an explanation of the Plan’s claim review procedure.

Within one hundred eighty (180) days following the receipt of such claim denial by the claimant, the claimant may appeal the denial of the claim by filing in writing with the Plan Administrator a written application for review, which application shall immediately be referred to the Retirement Committee.  The Retirement Committee shall fully and fairly review the decision denying the claim.

Prior to the decision of the Retirement Committee, the claimant (or the claimant’s representative) shall be given an opportunity to review, upon request and free of charge, copies of all documents, records and other information relevant to the denial and to submit written comments, documents, records and other information relevant to the claim to the Retirement Committee.  The Retirement Committee’s review will take into account all comments, documents, records and other information submitted by the claimant, without regard to whether such information was submitted or considered in the initial benefits determination.

The Retirement Committee shall make its decision regarding the merits of the claim within forty-five (45) days following receipt by the Plan Administrator of the request for review or within ninety (90) days after such receipt, in a case where there are special circumstances requiring extension of time for processing the claim.  In the event the Retirement Committee determines an extension of time is required, the Retirement Committee shall provide the claimant written notice of the additional extension prior to the termination of the initial appeal review period.  In any event, the Retirement Committee shall deliver its final decision to the claimant in writing.  Any notice denying benefits shall be worded in a manner calculated to be understood by the claimant and shall set forth: (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent Plan provisions on which the denial is based; (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits; and (iv) a statement of the claimant’s right to bring an action under Section 502(a) of ERISA.”

Section 13.3 Claims Review Procedure is hereby deleted in its entirety.

IN WITNESS WHEREOF, this Amendment to the First Bancorp Employees’ Pension Plan is adopted this _23rd_ day of _March_, 2004, to be effective as stated above.

FIRST BANCORP

By: /s/ Anna G. Hollers
Title: EVP & Secretary

ATTEST:

By: /s/ Delores George
Title: Asst. Secretary

(CORPORATE SEAL)

MANDATORY DISTRIBUTION AMENDMENT
(Code Section 401(a)(31)(B))

ARTICLE I
APPLICATION OF AMENDMENT

1.1	Effective Date. The provisions of this Amendment will apply with respect to distributions made on or after March 28, 2005.

1.2	Precedence. This Amendment supersedes any inconsistent provision of the Plan.

ARTICLE II
AUTOMATIC ROLLOVER OF AMOUNTS OVER $1,000

The provisions of the Plan concerning mandatory distributions of amounts not exceeding $5,000 are amended as follows:

In the event of a mandatory distribution greater than $1,000 that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant's consent, if the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its proper officers, all as of the date first above written.

FIRST BANCORP

By: /s/ James H. Garner
Title: President & CEO

ATTEST:

/s/ Anna G. Hollers
Title: Secretary

(CORPORATE SEAL)

 AMENDMENT FOR
PPA, HEART ACT AND OTHER LAW CHANGES
FOR THE
FIRST BANCORP EMPLOYEES’ PENSION PLAN

ARTICLE I
PREAMBLE

1.1	Adoption and effective date of Amendment. The Employer adopts this Amendment to the Plan to reflect recent law changes. This Amendment is effective as indicated below for the respective provisions.

1.2	Superseding of inconsistent provisions. This Amendment supersedes the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

1.3	Employer’s election. The Employer adopts the default provisions of this Amendment except as otherwise elected in Article II.

1.4
Construction. Except as otherwise provided in this Amendment, any reference to “Section” in this Amendment refers only to sections within this Amendment, and is not a reference to the Plan. The Article and Section numbering in this Amendment is solely for purposes of this Amendment, and does not relate to any Plan article, section or other numbering designations.

1.5
Effect of restatement of Plan. If the Employer restates the Plan, then this Amendment shall remain in effect after such restatement unless the provisions in this Amendment are restated or otherwise become obsolete (e.g., if the Plan is restated onto a plan document which incorporates PPA provisions).

ARTICLE II
EMPLOYER ELECTIONS

The Employer only needs to complete the questions in Sections 2.2 through 2.8 below in order to override the default provisions set forth below.

2.1	Default Provisions. Unless the Employer elects otherwise in this Article, the following defaults will apply:

a.	The applicable mortality table described in Amendment Section 3.3.3(c) is effective for years beginning after December 31, 2008.

b.	Nonspousal beneficiary rollovers are permitted effective for distributions made after December 31, 2006.

c.	In-Service distributions prior to Normal Retirement Age are not permitted.

d.	The Code Section 436 benefit restriction provisions provide for the resumption of benefits when the restrictions no longer apply.

e.	Continued benefit accruals pursuant to the Heroes Earnings Assistance and Relief Tax Act of 2008 (HEART Act) are not provided.

f.	The applicable interest rate shall be based on the first month (lookback month) prior to the Plan Year (stability period) during which a distribution is made.

g.	If the cash balance provisions are elected at Amendment Section 2.8, then the vesting schedule will be a 3-year cliff schedule and the interest credit provided in the Plan is not modified.

2.2
Effective date of applicable mortality table set forth in Amendment Section 3.3.3(c). The applicable mortality table described in Amendment Section 3.3.3(c) is effective for years beginning after December 31, 2008, unless an earlier date is specified:

☐	_________________ (may be a year beginning after December 31, 2007 and before January 1, 2009, or to any portion of such year).

2.3
Non-spousal rollovers (Article IV). Non-spousal rollovers are permitted after December 31, 2006 unless elected below (Article IV provides that such distributions are always permitted after December 31, 2009):

☐	Use the following instead of the default (select one):

1. ☐	Not permitted.
2. ☐	Permitted effective____________ (not earlier than January 1, 2007 and not later than January 1, 2010).

2.4	In-service distributions (Article VIII). In-Service Distributions prior to Normal Retirement Age are not permitted unless elected below:

☐	In-service distributions will be allowed for Participants at age 62 effective as of the first day of the 2007 Plan Year unless another age and/or date is elected below:

1. ☐	age ___ (may not be earlier than 62)
2. ☐	effective as of ______________ (may not be earlier than the first day of the 2007 Plan Year).

2.5
Treatment of Plan as of Close of Prohibited or Cessation Period (Section 12.8). Unless otherwise elected below, payments and accruals will resume effective as of the day following the close of the period for which any limitation of payment or accrual of benefits under Amendment Sections 12.4 or 12.5 applies.

☐	Accruals will cease after the close of the period for which any limitation of payment or accrual of benefits under Amendment Sections 12.4 or 12.5 applies.

2.6           Continued benefit accruals (Article XIII). Continued benefit accruals for the Heart Act (Amendment Section 13.2) will not apply unless elected below:

☐	The provisions of Amendment Section 13.2 apply.

2.7
Applicable interest rate. For purposes of Amendment Section 14.2, unless otherwise elected below, the stability period is the Plan Year during which a distribution is made and the lookback month is the first calendar month preceding the first day of the stability period. (If an alternative election is being made, then a selection at both a. and b. must be made.)

a.	The stability period for purposes of determining the Applicable Interest Rate is:

1. ☐	One calendar month
2. ☐	One Plan Year quarter
3. ☐	One calendar year quarter
4. ☐	One Plan Year
5. ☐	One calendar year

b.	The lookback month relating to the Stability Period is the:

1. ☐	first calendar month preceding the first day of the Stability Period
2. ☐	second calendar month preceding the first day of the Stability Period
3. ☐	third calendar month preceding the first day of the Stability Period
4. ☐	fourth calendar month preceding the first day of the Stability Period
5. ☐	fifth calendar month preceding the first day of the Stability Period
6. ☐	average rate for two or more calendar months preceding the first day of the Stability Period (specify which of the first through fifth months are averaged) _____________________

2.8	Cash balance plans. The provisions of Article XV (Cash Balance provisions) only apply if elected below:

☐	The provisions of Article XV apply (may only be selected if the Plan already includes cash balance provisions).

And, the following elections apply (select all that apply):

a. ☐
Vesting. In lieu of the default 3-year cliff vesting schedule (a Participant’s Accrued Benefit is nonforfeitable upon the Participant’s completion of three years of vesting service), the following schedule applies (must be at least as liberal as 3-year cliff vesting at each point in time):

Years of vesting service	Nonforfeitable percentage

________	_________%
________	_________%
________	_________%

b. ☐	Market Rate of Interest. The interest credit rate set forth in the Plan shall be changed to ______ (only select this option b. if a change is being made to the interest rate credit).

ARTICLE III
PENSION FUNDING EQUITY ACT OF 2004 AS MODIFIED BY SUBSEQUENT LEGISLATION

3.1	General Rule

3.1.1
Effective date. The Employer adopts this Article III to reflect certain provisions of the Pension Funding Equity Act of 2004 (PFEA), as modified by the Pension Protection Act of 2006 and the Worker, Retiree and Employer Recovery Act of 2008.  Except as otherwise provided herein, effective for distributions in Plan Years beginning after December 31, 2003, the required determination of actuarial equivalence of forms of benefit other than a straight life annuity shall be made in accordance with this Amendment. However, this Amendment does not supersede any prior election to apply the transition rule of section 101(d)(3) of PFEA as described in Notice 2004-78.

3.1.2           Definition of “Applicable Mortality Table.” The “applicable mortality table” means the applicable mortality table within the meaning of Code Section 417(e)(3)(B) (as described in Article XIV).

3.2              Benefit Forms Not Subject to the Present Value Rules of Code Section 417(e)(3).

3.2.1           Form of benefit. The straight life annuity that is actuarially equivalent to the Participant’s form of benefit shall be determined under this Section 3.2 if the form of the Participant’s benefit is either:

(a)           A nondecreasing annuity (other than a straight life annuity) payable for a period of not less than the life of the Participant (or, in the case of a qualified pre-retirement survivor annuity, the life of the surviving spouse), or

(b)           An annuity that decreases during the life of the Participant merely because of:

(1)           The death of the survivor annuitant (but only if the reduction is not below 50% of the benefit payable before the death of the survivor annuitant), or

(2)           The cessation or reduction of Social Security supplements or qualified disability payments (as defined in Code Section 401(a)(11)).

3.2.2
Limitation Years beginning before July 1, 2007. For Limitation Years beginning before July 1, 2007, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit computed using whichever of the following produces the greater annual amount:

(a)	the interest rate and the mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; and

(b)	a 5 percent interest rate assumption and the “applicable mortality table” defined in the Plan for that annuity starting date.

3.2.3	Limitation Years beginning on or after July 1, 2007. For Limitation Years beginning on or after July 1, 2007, the actuarially equivalent straight life annuity is equal to the greater of:

(a)	The annual amount of the straight life annuity (if any) payable to the Participant under the Plan commencing at the same annuity starting date as the Participant’s form of benefit; and

(b)
The annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using a 5 percent interest rate assumption and the applicable mortality table defined in the Plan for that annuity starting date.

3.3	Benefit Forms Subject to the Present Value Rules of Code Section 417(e)(3).

3.3.1
Form of benefit. The straight life annuity that is actuarially equivalent to the Participant’s form of benefit shall be determined as indicated under this Section 3.3 if the form of the Participant’s benefit is other than a benefit form described in Section 3.2.1.

3.3.2
Annuity Starting Date in small plans for Plan Years Beginning in 2009 and later. Notwithstanding anything in this Amendment to the contrary, if the annuity starting date of the Participant’s form of benefit is in a Plan Year beginning in or after 2009, and if the Plan is maintained by an eligible employer as defined Code Section 408(p)(2)(C)(i), the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using whichever of the following produces the greater annual amount:

(a)	The interest rate and the mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; and

(b)	A 5.5 percent interest rate assumption and the applicable mortality table described in Article XIV.

3.3.3
Annuity Starting Date in Plan Years Beginning After 2005. Except as provided in Section 3.3.2, if the annuity starting date of the Participant’s form of benefit is in a Plan Year beginning after December 31, 2005, the actuarially equivalent straight life annuity is equal to the greatest of:

(a)
The annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using the interest rate and the mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form;

(b)
The annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using a 5.5 percent interest rate assumption and the applicable mortality table for the distribution under Treasury Regulations Section 1.417(e)-1(d)(2) (determined in accordance with Article XIV for Plan Years after the effective date of that Article); and

(c)
The annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed for the distribution under Treasury Regulations Section 1.417(e)-1(d)(3) (determined in accordance with Article XIV for Plan Years after the effective date of that Article) and the applicable mortality table for the distribution under Treasury Regulations Section 1.417(e)-1(d)(2) (determined in accordance with Article XIV for Plan Years after the effective date specified below), divided by 1.05.

The effective date of the applicable mortality table above is for years beginning after December 31, 2008, unless an earlier date is elected in Amendment Section 2.2.

3.3.4
Annuity Starting Date in Plan Years Beginning in 2004 or 2005. If the annuity starting date of the Participant’s form of benefit is in a Plan Year beginning in 2004 or 2005, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using whichever of the following produces the greater annual amount:

(a)	The interest rate and the mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; and

(b)	A 5.5 percent interest rate assumption and the applicable mortality table for the distribution under Treasury Regulations Section 1.417(e)-1(d)(2).

However, this Section does not supersede any prior election to apply the transition rule of section 101(d)(3) of PFEA as described in Notice 2004-78.

 ARTICLE IV
DIRECT ROLLOVER OF NON-SPOUSAL DISTRIBUTION

4.1
Non-spouse beneficiary rollover right. For distributions after December 31, 2009, and unless otherwise elected in Amendment Section 2.3, for distributions after December 31, 2006, a non-spouse beneficiary who is a “designated beneficiary” under Code Section 401(a)(9)(E) and the Regulations thereunder, by a direct trustee-to-trustee transfer (“direct rollover”), may roll over all or any portion of his or her distribution to an Individual Retirement Account (IRA) the beneficiary establishes for purposes of receiving the distribution. In order to be able to roll over the distribution, the distribution otherwise must satisfy the definition of an “eligible rollover distribution” under Code Section 401(a)(31).

4.2
Certain requirements not applicable. Although a non-spouse beneficiary may roll over directly a distribution as provided in Section 4.1 of this Amendment, the distribution, if made prior to January 1, 2010, is not subject to the direct rollover requirements of Code Section 401(a)(31) (including Code Section 401(a)(31)(B)), the notice requirements of Code Section 402(f) or the mandatory withholding requirements of Code Section 3405(c). If a non-spouse beneficiary receives a distribution from the Plan, the distribution is not eligible for a 60-day (non-direct) rollover.

4.3
Trust beneficiary. If the Participant’s named beneficiary is a trust, the Plan may make a direct rollover to an IRA on behalf of the trust, provided the trust satisfies the requirements to be a designated beneficiary within the meaning of Code Section 401(a)(9)(E).

4.4
Required minimum distributions not eligible for rollover. A non-spouse beneficiary may not roll over an amount that is a required minimum distribution, as determined under applicable Treasury Regulations and other Internal Revenue Service guidance. If the Participant dies before his or her required beginning date and the non-spouse beneficiary rolls over to an IRA the maximum amount eligible for rollover, the beneficiary may elect to use either the 5-year rule or the life expectancy rule, pursuant to Treasury Regulations Section 1.401(a)(9)-3, A-4(c), in determining the required minimum distributions from the IRA that receives the non-spouse beneficiary’s distribution.

ARTICLE V
ROLLOVER OF AFTER-TAX AMOUNTS

5.1
Direct rollover to qualified plan/403(b) plan. For taxable years beginning after December 31, 2006, a Participant may elect to transfer employee after-tax contributions by means of a direct rollover to a qualified plan or to a 403(b) plan that agrees to account separately for amounts so transferred (including interest thereon), including accounting separately for the portion of such distribution which is includible in gross income and the portion of such distribution which is not includible in gross income.

ARTICLE VI
PARTICIPANT DISTRIBUTION NOTIFICATION

6.1
180-day notification period. For any distribution notice issued in Plan Years beginning after December 31, 2006, any reference to the 90-day maximum notice period requirements of Code Sections 402(f) (the rollover notice), 411(a)(11) (Participant’s consent to distribution), and 417 (notice regarding the joint and survivor annuity rules) is changed to 180 days.

6.2
Effect of delay of distribution. Notices given to Participants pursuant to Code Section 411(a)(11) in Plan Years beginning after December 31, 2006 shall include a description of how much larger benefits will be if the commencement of distributions is deferred.

6.3
Explanation of relative value. Notices to Participants shall include the relative values of the various optional forms of benefit, if any, under the Plan as provided in Treasury Regulations Section 1.417(a)-3. This provision is effective as of the applicable effective date set forth in Treasury Regulations (i.e., to qualified pre-retirement survivor annuity explanations provided on or after July 1, 2004; to qualified joint and survivor annuity explanations with respect to any distribution with an annuity starting date that is on or after February 1, 2006, or on or after October 2, 2004 with respect to any optional form of benefit that is subject to the requirements of Code Section 417(e)(3) if the actuarial present value of that optional form is less than the actuarial present value as determined under Code Section 417(e)(3)).

ARTICLE VII
QUALIFIED DOMESTIC RELATIONS ORDERS

7.1
Permissible QDROs. Effective on or after April 6, 2007, a domestic relations order that otherwise satisfies the requirements for a qualified domestic relations order (QDRO) will not fail to be a QDRO: (i) solely because the order is issued after, or revises, another domestic relations order or QDRO; or (ii) solely because of the time at which the order is issued, including issuance after the annuity starting date or after the Participant’s death.

7.2	Other QDRO requirements apply. A domestic relations order described in Section 7.1 is subject to the same requirements and protections that apply to QDROs.

ARTICLE VIII
PRE-RETIREMENT PENSION IN-SERVICE DISTRIBUTIONS

8.1
Age 62 distributions. If elected in Amendment Section 2.4, then effective as of the date specified therein, a Participant who has attained the specified age and who is not separated from employment may elect to receive a distribution of his or her vested Accrued Benefit.

ARTICLE IX
QUALIFIED OPTIONAL SURVIVOR ANNUITY

9.1
Right to Elect Qualified Optional Survivor Annuity. Effective with respect to Plan Years beginning after December 31, 2007, a Participant who elects to waive the qualified joint and survivor annuity form of benefit under the Plan shall be entitled to elect the “qualified optional survivor annuity” at any time during the applicable election period. Furthermore, the written explanation of the joint and survivor annuity shall explain the terms and conditions of the “qualified optional survivor annuity.”

9.2	Definition of Qualified Optional Survivor Annuity.

(a)	For purposes of this Article, the term “qualified optional survivor annuity” means an annuity:

(1)
For the life of the Participant with a survivor annuity for the life of the Participant’s spouse which is equal to the “applicable percentage” of the amount of the annuity which is payable during the joint lives of the Participant and the Participant’s spouse, and

(2)	Which is the actuarial equivalent of a single annuity for the life of the Participant.

Such term also includes any annuity in a form having the effect of an annuity described in the preceding sentence.

(b)
For purposes of this Section, the “applicable percentage” is based on the survivor annuity percentage (i.e., the percentage which the survivor annuity under the Plan’s qualified joint and survivor annuity bears to the annuity payable during the joint lives of the Participant and the spouse). If the survivor annuity percentage is less than seventy-five percent (75%), then the “applicable percentage” is seventy-five percent (75%); otherwise the “applicable percentage” is fifty percent (50%).

ARTICLE X
DIRECT ROLLOVER TO ROTH IRA

10.1
Roth IRA rollover. For distributions made after December 31, 2007, a Participant or beneficiary may elect to roll over directly an “eligible rollover distribution” to a Roth IRA described in Code Section 408A(b). For this purpose, the term “eligible rollover distribution” includes a rollover distribution described in Article V, if applicable.

ARTICLE XI
TOP-HEAVY PROVISIONS

11.1
Severance from employment. Effective for any Plan Year beginning after December 31, 2001, the provisions of the Plan setting forth the top-heavy provisions of Code Section 416 are modified by substituting the term “separation from service” with “severance from employment.”

ARTICLE XII
BENEFIT RESTRICTIONS

12.1	Effective Date and Application of Section.

(a)	Effective Date. The provisions of this Section apply to Plan Years beginning after December 31, 2007.

(b)
This Section only applies to single employer plans (a plan that is not a multiemployer plan within the meaning of Code Section 414(f)) and does not apply to a plan maintained pursuant to one or more collective bargaining agreements between employee representatives and one or more employers. Furthermore, this Section shall not apply to for the first five (5) Plan Years of the Plan. For purposes of this subsection, the term Plan shall include any predecessor plan.

(c)	Notwithstanding anything in this Section to the contrary, the provision of Code Section 436 and the Regulations thereunder are incorporated herein by reference.

(d)	For Plans that have a valuation date other than the first day of the Plan Year, the provisions of Code Section 436 and this Article will applied in accordance with Regulations.

12.2	Funding-Based Limitation on Shutdown Benefits and Other Unpredictable Contingent Event Benefits

(a)
In general. If a Participant is entitled to an “unpredictable contingent event benefit” payable with respect to any event occurring during any Plan Year, then such benefit may not be provided if the “adjusted funding target attainment percentage” for such Plan Year (1) is less than sixty percent (60%) or, (2) would be less than sixty percent (60%) percent taking into account such occurrence.

(b)
Exemption. Subsection (a) shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Employer of a contribution (in addition to any minimum required contribution under Code Section 430) equal to:

(1)
in the case of Section 12.2(a)(1) above, the amount of the increase in the funding target of the Plan (under Code Section 430) for the Plan Year attributable to the occurrence referred to in Subsection (a), and

(2)	in the case of 12.2(a)(2) above, the amount sufficient to result in an “adjusted funding target attainment percentage” of sixty percent (60%).

(c)	Unpredictable contingent event benefit. For purposes of this subsection, the term “unpredictable contingent event benefit” means any benefit payable solely by reason of:

(1)	a plant shutdown (or similar event, as determined by the Secretary of the Treasury), or

(2)	an event other than the attainment of any age, performance of any service, receipt or derivation of any compensation, or occurrence of death or disability.

12.3	Limitations on Plan Amendments Increasing Liability for Benefits

(a)
In general. No amendment which has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable may take effect during any Plan Year if the “adjusted funding target attainment percentage” for such Plan Year is:

(1)	less than eighty percent (80%), or

(2)	would be less than eighty percent (80%) taking into account such amendment.

(b)
Exemption. Section 12.3(a) above shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year (or if later, the effective date of the amendment), upon payment by the Employer of a contribution (in addition to any minimum required contribution under Code Section 430) equal to--

(A)	in the case of paragraph Section 12.3(a)(1) above, the amount of the increase in the funding target of the Plan (under Code Section 430) for the Plan Year attributable to the amendment, and

(B)	in the case of paragraph Section 12.3(a)(2) above, the amount sufficient to result in an “adjusted funding target attainment percentage” of eighty percent (80%).

(c)	Exception for certain benefit increases. Subsection (a) shall not apply to any amendment which provides for an increase in benefits under a formula which is not based on a Participant’s compensation, but only if the rate of such increase is not in excess of the contemporaneous rate of increase in average wages of Participants covered by the amendment.

12.4	Limitations on Accelerated Benefit Distributions

(a)
Funding percentage less than sixty percent (60%). If the Plan’s “adjusted funding target attainment percentage” for a Plan Year is less than sixty percent (60%), then the Plan may not pay any “prohibited payment” after the valuation date for the Plan Year.

(b)
Bankruptcy. During any period in which the Employer is a debtor in a case under Title 11, United States Code, or similar Federal or State law, the Plan may not pay any “prohibited payment.” The preceding sentence shall not apply on or after the date on which the enrolled actuary of the Plan certifies that the “adjusted funding target attainment percentage” of the Plan is not less than one hundred percent (100%).

(c)	Limited payment if percentage at least sixty percent (60%) but less than eighty percent (80%) percent.

(1)
In general. If the Plan’s “adjusted funding target attainment percentage” for a Plan Year is sixty percent (60%) or greater but less than eighty percent (80%), then the Plan may not pay any “prohibited payment” after the valuation date for the Plan Year to the extent the amount of the payment exceeds the lesser of:

(A)	fifty percent (50%) of the amount of the payment which could be made without regard to this subsection, or

(B)
the present value (determined under guidance prescribed by the Pension Benefit Guaranty Corporation, using the interest and mortality assumptions under Code Section 417(e)) of the maximum guarantee with respect to the participant under ERISA Section 4022.

(2)	One-time application.

(A)
In general. Only one “prohibited payment” meeting the requirements of subsection (1) may be made with respect to any Participant during any period of consecutive Plan Years to which the limitations under either Section 12.4(a) or Section 12.4(b) or this paragraph applies.

(B)
Treatment of beneficiaries. For purposes of this subparagraph, a Participant and any Beneficiary (including an alternate payee, as defined in Code Section 414(p)(8)) shall be treated as one Participant.  If the Accrued Benefit of a Participant is allocated to such an alternate payee and one or more other persons, the amount under Section 12.4(c)(1) shall be allocated among such persons in the same manner as the Accrued Benefit is allocated unless the qualified domestic relations order (as defined in Code Section 414(p)(1)(A)) provides otherwise.

(d)
Exception. This subsection shall not apply for any Plan Year if the terms of the Plan (as in effect for the period beginning on September 1, 2005, and ending with such Plan Year) provide for no benefit accruals with respect to any Participant during such period.

(e)	“Prohibited payment.” For purposes of this subsection, the term “prohibited payment” means:

(1)
any payment, in excess of the monthly amount paid under a single life annuity (plus any Social Security supplements described in the last sentence of Code Section 411(a)(9)), to a Participant or Beneficiary whose Annuity Starting Date occurs during any period a limitation under Section 12.4(a) or Section 12.4(b) is in effect,

(2)	any payment for the purchase of an irrevocable commitment from an insurer to pay benefits, and

(3)	any other payment specified by the Secretary by Regulations.

Such term shall not include the payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

12.5	Limitation on Benefit Accruals for Plans with Severe Funding Shortfalls

(a)
In general. If the Plan’s “adjusted funding target attainment percentage” for a Plan Year is less than sixty percent (60%), benefit accruals under the Plan shall cease as of the valuation date for the Plan Year.

(b)
Exemption. Section 12.5(a) shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Employer of a contribution (in addition to any minimum required contribution under Code Section 430) equal to the amount sufficient to result in an “adjusted funding target attainment percentage” of sixty percent (60%).

(c)
Temporary modification of limitation. In the case of the first Plan Year beginning during the period beginning on October 1, 2008, and ending on September 30, 2009, the provisions of Section 12.5(a) above shall be applied by substituting the Plan’s “adjusted funding target attainment percentage” for the preceding Plan Year for such percentage for such Plan Year, but only if the “adjusted funding target attainment percentage” for the preceding year is greater.

12.6	Rules Relating to Contributions Required to Avoid Benefit Limitations

(a)	Security may be provided.

(1)
In general. For purposes of this section, the “adjusted funding target attainment percentage” shall be determined by treating as an asset of the Plan any security provided by the Employer in a form meeting the requirements of Section 12.6(a)(2) below.

(2)	Form of security. The security required under Section 12.6(a)(1) shall consist of:

(A)	a bond issued by a corporate surety company that is an acceptable surety for purposes of ERISA Section 412,

(B)	cash, or United States obligations which mature in three (3) years or less, held in escrow by a bank or similar financial institution, or

(C)	such other form of security as is satisfactory to the Secretary and the parties involved.

(3)	Enforcement. Any security provided under Section 12.6(a)(1) may be perfected and enforced at any time after the earlier of:

(A)	the date on which the Plan terminates,

(B)	if there is a failure to make a payment of the minimum required contribution for any Plan Year beginning after the security is provided, the due date for the payment under Code Section 430(j), or

(C)	if the “adjusted funding target attainment percentage” is less than sixty percent (60%) for a consecutive period of 7 years, the valuation date for the last year in the period.

(4)
Release of security. The security shall be released (and any amounts thereunder shall be refunded together with any interest accrued thereon) at such time as the Secretary may prescribe in Regulations, including Regulations for partial releases of the security by reason of increases in the “adjusted funding target attainment percentage.”

(b)
Prefunding balance or funding standard carryover balance may not be used. No prefunding balance or funding standard carryover balance under Code Section 430(f) may be used under Section 12.2, 12.3, or 12.5 to satisfy any payment an Employer may make under any such subsection to avoid or terminate the application of any limitation under such subsection.

(c)	Deemed reduction of funding balances:

(1)
In general. Subject to Section 12.6(a)(3) above, in any case in which a benefit limitation under 12.2, 12.3, 12.4 or 12.5  would (but for this subparagraph and determined without regard to Section 12.2(b), 12.3(b), or 12.5(b)) apply to such Plan for the Plan Year, the Employer shall be treated for purposes of this title as having made an election under Code Section 430(f) to reduce the prefunding balance or funding standard carryover balance by such amount as is necessary for such benefit limitation to not apply to the Plan for such Plan Year.

(2)	Exception for insufficient funding balances. Section 12.6(c)(1) shall not apply with respect to a benefit limitation for any Plan Year if the application of Section 12.6(c)(1) would not result in the benefit limitation not applying for such Plan Year.

12.7	Presumed Underfunding for Purposes of Benefit Limitations

(a)
Presumption of continued underfunding. In any case in which a benefit limitation under Section 12.2, 12.3, 12.4 or 12.5 has been applied to a Plan with respect to the Plan Year preceding the current Plan Year, the “adjusted funding target attainment percentage” of the Plan for the current Plan Year shall be presumed to be equal to the “adjusted funding target attainment percentage” of the Plan for the preceding Plan Year until the enrolled actuary of the Plan certifies the actual “adjusted funding target attainment percentage” of the Plan for the current Plan Year.

(b)
Presumption of underfunding after 10th month. In any case in which no certification of the “adjusted funding target attainment percentage” for the current Plan Year is made with respect to the Plan before the first day of the 10th month of such year, for purposes of Section 12.2, 12.3, 12.4 or 12.5, such first day shall be deemed, for purposes of such subsection, to be the valuation date of the Plan for the current Plan Year and the Plan’s “adjusted funding target attainment percentage” shall be conclusively presumed to be less than sixty percent (60%) as of such first day.

(c)	Presumption of underfunding after 4th month for nearly underfunded plans. In any case in which:

(1)
a benefit limitation under subsection Section 12.2, 12.3, 12.4 or 12.5 did not apply to a Plan with respect to the Plan Year preceding the current Plan Year, but the “adjusted funding target attainment percentage” of the Plan for such preceding Plan Year was not more than ten (10) percentage points greater than the percentage which would have caused such subsection to apply to the Plan with respect to such preceding Plan Year, and

(2)
as of the first day of the 4th month of the current Plan Year, the enrolled actuary of the Plan has not certified the actual “adjusted funding target attainment percentage” of the Plan for the current Plan Year, until the enrolled actuary so certifies, such first day shall be deemed, for purposes of such subsection, to be the valuation date of the Plan for the current Plan Year and the “adjusted funding target attainment percentage” of the Plan as of such first day shall, for purposes of such subsection, be presumed to be equal to ten (10) percentage points less than the “adjusted funding target attainment percentage” of the Plan for such preceding Plan Year.

12.8	Treatment of Plan as of Close of Prohibited or Cessation Period. The following provisions apply for purposes of applying this Section.

(a)
Operation of Plan after period. Unless otherwise elected in this Amendment Section 2.5, payments and accruals will resume effective as of the day following the close of the period for which any limitation of payment or accrual of benefits under Section 12.4 or 12.5 applies.

(b)	Treatment of affected benefits. Nothing in this Section 12.8 shall be construed as affecting the Plan’s treatment of benefits which would have been paid or accrued but for this Section.

12.9	Definitions.

(a)
The term “funding target attainment percentage” has the same meaning given such term by Code Section 430(d)(2), except as otherwise provided herein. However, in the case of Plan Years beginning in 2008, the “funding target attainment percentage” for the preceding Plan Year may be determined using such methods of estimation as the Secretary may provide.

(b)
The term “adjusted funding target attainment percentage” means the “funding target attainment percentage” which is determined under Section 12.9(a) by increasing each of the amounts under subparagraphs (A) and (B) of Code Section 430(d)(2) by the aggregate amount of purchases of annuities for employees other than highly compensated employees (as defined in Code Section 414(q)) which were made by the Plan during the preceding two (2) Plan Years.

(c)	Application to plans which are fully funded without regard to reductions for funding balances.

(1)
In general. In the case of a Plan for any Plan Year, if the “funding target attainment percentage” is one hundred percent (100%) or more (determined and without regard to the reduction in the value of assets under Code Section 430(f)(4)), the “funding target attainment percentage” for purposes of Sections 12.9(a) and (b) shall be determined without regard to such reduction.

(2)
Transition rule. Section 12.9(c)(1) shall be applied to Plan Years beginning after 2007 and before 2011 by substituting for “one hundred percent (100%)” the applicable percentage determined in accordance with the following table:

In the case of a Plan Year	The applicable percentage is:
beginning in calendar year:

2008	92%
2009	94%
2010	96%

(3)
Section 12.9(c)(2) shall not apply with respect to any Plan Year beginning after 2008 unless the “funding target attainment percentage” (determined without regard to the reduction in the value of assets under Code Section 430(f)(4)) of the Plan for each preceding Plan Year beginning after 2007 was not less than the applicable percentage with respect to such preceding Plan Year determined under Section 12.9(c)(2).

ARTICLE XIII
HEART ACT PROVISIONS

13.1
Death benefits. In the case of a death or disability occurring on or after January 1, 2007, if a participant dies while performing qualified military service (as defined in Code Section 414(u)), the survivors of the Participant are entitled to any additional benefits (other than benefit accruals relating to the period of qualified military service) provided under the Plan as if the participant had resumed and then terminated employment on account of death.

13.2
Benefit accrual. If, pursuant to Amendment Section 2.6, the Employer elects to apply this Section 13.2, then for benefit accrual purposes, the Plan treats an individual who, on or after January 12, 2007, dies or becomes disabled (as defined under the terms of the plan) while performing qualified military service with respect to the Employer as if the individual had resumed employment in accordance with the individual’s reemployment rights under USERRA, on the day preceding death or disability (as the case may be) and terminated employment on the actual date of death or disability.

(a)
Determination of benefits. The Plan will determine the amount of Employee contributions of an individual treated as reemployed under this Section 13.2 for purposes of applying Code Section 414(u)(8)(C) on the basis of the individual’s average actual employee contributions for the lesser of: (i) the 12-month period of service with the Employer immediately prior to qualified military service; or (ii) if service with the Employer is less than such 12-month period, the actual length of continuous service with the Employer.

13.3
Differential wage payments. For years beginning after December 31, 2008, (i) an individual receiving a differential wage payment, as defined by Code Section 3401(h)(2), shall be treated as an Employee of the Employer making the payment, (ii) the differential wage payment shall be treated as compensation, and (iii) the Plan shall not be treated as failing to meet the requirements of any provision described in Code Section 414(u)(1)(C) by reason of any contribution or benefit which is based on the differential wage payment.

ARTICLE XIV
CHANGE IN APPLICABLE INTEREST RATE AND
APPLICABLE MORTALITY ASSUMPTION

14.1
Effective date. Except as provided by the Pension Benefit Guaranty Corporation (PBGC) and IRS, the limitations of this Article shall first apply in determining the amount payable to a Participant having an annuity starting date in a Plan Year beginning on or after January 1, 2008.

14.2
Applicable interest rate. For purposes of the Plan’s provisions relating to the calculation of the present value of a benefit payment that is subject to Code Section 417(e), any provision prescribing the use of the annual rate of interest on 30-year U.S. Treasury securities shall be implemented by instead using the rate of interest determined by applicable interest rate described by Code Section 417(e) after its amendment by PPA. Specifically, the applicable interest rate shall be the adjusted first, second, and third segment rates applied under the rules similar to the rules of Code Section 430(h)(2)(C) for the calendar month (lookback month) before the first day of the Plan Year in which the annuity starting date occurs (stability period), or such other lookback month and stability period as elected in Amendment Section 2.7. For this purpose, the first, second, and third segment rates are the first, second, and third segment rates which would be determined under Code Section 430(h)(2)(C) if:

(a)
Code Section 430(h)(2)(D) were applied by substituting the average yields for the month described in the preceding paragraph for the average yields for the 24-month period described in such section, and

(b)	Code Section 430(h)(2)(G)(i)(II) were applied by substituting “Section 417(e)(3)(A)(ii)(II)” for “Section 412(b)(5)(B)(ii)(II),” and

(c)	The applicable percentage under Code Section 430(h)(2)(G) is treated as being 20% in 2008, 40% in 2009, 60% in 2010, and 80% in 2011.

14.3
Applicable mortality assumption. For purposes of the Plan’s provisions relating to the calculation of the present value of a benefit payment that is subject to Code Section 417(e), any provision directly or indirectly prescribing the use of the mortality table described in Revenue Ruling 2001-62 shall be amended to prescribe the use of the applicable annual mortality table within the meaning of Code Section 417(e)(3)(B), as initially described in Revenue Ruling 2007-67.

ARTICLE XV
CASH BALANCE PLAN PROVISIONS

15.1
Effective date. If elected in Amendment Section 2.8, the provisions of this Article shall be effective with respect to distributions made after August 17, 2006, except as otherwise specified in this Article.

15.2
Determination of present value of accrued benefit. Notwithstanding any provision of the Plan to the contrary (including the Plan provisions relating to Code Section 417(e)), effective with respect to distributions made after August 17, 2006, the present value of a participant’s accrued benefit for purposes of making a distribution of a Participant’s entire vested accrued benefit (including for purposes of complying with the requirements of Code Section 417(e)), shall be equal to the Participant’s hypothetical account balance.

Notwithstanding the foregoing, the present value of a Participant’s accrued benefit for purposes of making a distribution of a Participant’s entire vested accrued benefit shall also include the actuarial equivalent (using the provisions of the Plan for determining actuarial equivalence) of the excess, if any, of the Participant’s accrued benefit as of the determination date less the portion of the accrued benefit attributable to the Participant’s hypothetical account balance (i.e., the portion of the accrued benefit attributable to the top-heavy minimum benefit).

15.3
Vesting. Except as otherwise elected in Amendment Section 2.8, the Plan’s vesting schedule is modified to the extent necessary to provide that all Participants who have an Hour of Service after the effective date of this subsection and who are credited with at least three (3) years of service for vesting purposes shall be one hundred percent (100%) vested in their accrued benefits derived from Employer contributions. The provisions of this subsection are generally effective for Plan Years ending after June 29, 2005. However, for plans in existence on June 29, 2005, this subsection shall only be effective with respect to Plan Years, and Participants who have an Hour of Service, after December 31, 2007.

15.4
Market Rate of Interest. The interest rate used for accumulating Participants’ hypothetical account balances shall not exceed a market rate of return, and regardless of the rate specified in the Plan or in Amendment Section 2.8, an interest credit (or equivalent amount) of less than zero shall in no event result in the account balance or similar amount being less than the aggregate amount of contributions credited to the hypothetical account. Notwithstanding the foregoing, upon termination of the Plan:

(a)
If the interest credit rate (or an equivalent amount) under the Plan is a variable rate, then the rate of interest used to determine accrued benefits under the Plan shall be equal to the average of the rates of interest used under the Plan during the 5-year period ending on the termination date; and

(b)
The interest rate and mortality table used to determine the amount of any benefit under the Plan payable in the form of an annuity payable at normal retirement age shall be the rate and table specified under the Plan for such purpose as of the termination date, except that if such interest rate is a variable rate, the interest rate shall be determined under the rules of subclause (a).

THIS AMENDMENT has been executed this    24    day of    November   , 2009.

FIRST BANCORP

By: /s/ Timothy S. Maples
Authorized Representative of Employer

/s/ Delores George
Witness

AMENDMENT FOR

FINAL 415 REGULATIONS, PENSION FUNDING EQUITY ACT

AND FINAL 411 REGULATIONS

ARTICLE I
PREAMBLE

1.1	Effective date of Amendment. This Amendment is effective as indicated herein for the respective provisions.

1.2	Superseding of inconsistent provisions. This Amendment supersedes the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

1.3
Construction. Except as otherwise provided in this Amendment, any reference to "Section" in this Amendment refers only to sections within this Amendment, and is not a reference to the Plan. The Article and Section numbering in this Amendment is solely for purposes of this Amendment, and does not relate to any Plan article, section or other numbering designations.

1.4
Effect of restatement of Plan. If the Employer restates the Plan, then this Amendment shall remain in effect after such restatement unless the provisions in this Amendment are restated or otherwise become obsolete (e.g., if the Plan is restated onto a plan document which incorporates the final Code Section 415 Regulations provisions).

ARTICLE II
EMPLOYER ELECTIONS

The Employer only needs to complete the questions in this Article II in order to override the default provisions set forth below. If the Plan will use all of the default provisions, then the questions in this Article II should be skipped.

Default Provisions. Unless the Employer elects otherwise in this Article, the following defaults will apply:

a.	The transition rule of Section 101(d)(3) of the Pension Funding Equity Act (PFEA), as described in IRS Notice 2004-78), will not be used.

b.
The "Defined Benefit Compensation Limitation" is adjusted after a Participant has a "Severance from Employment." The "Defined Benefit Dollar Limitation" is not adjusted after a Participant has a "Severance from Employment."

c.	The provisions of the Plan setting forth the definition of compensation for purposes of Code Section 415 (hereinafter referred to as "415 Compensation"),

as well as compensation for purposes of determining highly compensated employees pursuant to Code Section 414(q) and for top-heavy purposes under Code Section 416 (including the determination of key employees), is modified by (1) including payments for unused sick, vacation or other leave, (2) including payments from nonqualified unfunded deferred compensation plans, (3) excluding salary continuation payments for participants on military service, and (4) excluding salary continuation payments for disabled participants.

d.	The "first few weeks rule" does not apply for purposes of 415 Compensation (Amendment Section 3.3).

e.
The provision of the Plan setting forth the definition of compensation for benefit purposes (hereinafter referred to as "Plan Compensation") is modified to provide for the same adjustments to Plan Compensation that are made to 415 Compensation pursuant to this Amendment.

2.1	415 Compensation and Plan Compensation. In lieu of the default provisions above, the following apply: (select all that apply; if no selections are made, then the defaults apply)

415 Compensation. (select all that apply):

a. ☐	Exclude leave cashouts (Section 3.2(b))

b. ☐	Exclude deferred compensation (Section 3.2(c))

c. ☐	Include military continuation payments (Section 3.2(d))

d. ☐	Include disability continuation payments (Section 3.2(e)):

1. ☐	For Nonhighly Compensated Employees only

2. ☐	For all participants and the salary continuation will continue for the following fixed or determinable period: ________________________________

e. ☐	Apply the administrative delay ("first few weeks") rule (Section 3.3)

Plan Compensation. (select f. or all that apply in g. – m.):

f. ☐	No change from existing Plan provisions

OR

g. ☐	Exclude all post-severance compensation

h. ☐	Exclude post-severance regular pay

i. ☐	Exclude leave cashouts

j. ☐	Exclude deferred compensation

k. ☐	Include military continuation payments

l. ☐	Include disability continuation payments:

1. ☐	For Nonhighly Compensated Employees only

2.	☐ For all participants and the salary continuation will continue for the following fixed or determinable period: ________________________________

m. ☐	Other _________________________ (describe)

Special Effective Date. The definition of Plan Compensation is modified as set forth herein effective as of the same date as the 415 Compensation change is effective unless otherwise specified:

n. ☐   _________________________________ (enter the effective date).

2.2
PFEA Transition rule. The transition rule of Section 101(d)(3) of the Pension Funding Equity Act (PFEA), as described in IRS Notice 2004-78, sets out a transition period during which a plan is permitted to pay a benefit subject to Code Section 417(e)(3) in an amount that would be higher than what is otherwise permitted under Code Section 415. This higher amount is the lesser of the transition amount as calculated and the benefit calculated under the terms of the plan reflecting the limitations of Code Section 415 disregarding the enactment of PFEA. The transition rule will not apply unless selected below.

☐	The transition rule applies, which sets the 2003 Code Section 415 limit calculation as a minimum Code Section 415 limit applicable to the 2004 Plan Year.

2.3
Adjustment to compensation limitation after date of severance. In the case of a Participant who has had a "Severance from Employment" with the Employer, the "Defined Benefit Compensation Limitation" applicable to the Participant in any "Limitation Year" beginning after the date of severance shall be automatically adjusted under Code Section 415(d) unless otherwise elected below.

☐	The "Defined Benefit Compensation Limitation" shall not be automatically adjusted.

2.4
Adjustment to dollar limit after date of severance. In the case of a Participant who has had a "Severance from Employment" with the Employer, the "Defined Benefit Dollar Limitation" applicable to the Participant in any "Limitation Year" beginning after the date of severance shall not be automatically adjusted under Code Section 415(d) unless otherwise elected below.

☐	The "Defined Benefit Dollar Limitation" shall be automatically adjusted.

ARTICLE III
415 COMPENSATION

3.1	Effective date. The provisions of this Article III shall apply to "Limitation Years" beginning on and after July 1, 2007.

3.2
415 Compensation paid after "Severance from Employment." 415 Compensation shall be adjusted, as set forth herein and as otherwise elected in Article II, for the following types of compensation paid after a Participant's "Severance from Employment" with the Employer maintaining the Plan (or any other entity that is treated as the Employer pursuant to Code Section 414(b), (c),

(m) or (o)). However, amounts described in subsections (a), (b) and (c) below may only be included in 415 Compensation to the extent such amounts are paid by the later of 2 1/2 months after "severance from Employment" or by the end of the "Limitation Year" that includes the date of such "Severance from Employment." Any other payment of compensation paid after "Severance from Employment" that is not described in the following types of compensation is not considered 415 Compensation within the meaning of Code Section 415(c)(3), even if payment is made within the time period specified above.

(a)	Regular pay. 415 Compensation shall include regular pay after "Severance from Employment" if:

(1)
The payment is regular compensation for services during the Participant's regular working hours, or compensation for services outside the Participant's regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments; and

(2)	The payment would have been paid to the Participant prior to a "Severance from Employment" if the Participant had continued in employment with the Employer.

(b)
Leave cashouts. Leave cashouts shall be included in 415 Compensation, unless otherwise elected in Section 2.1 of this Amendment, if those amounts would have been included in the definition of 415 Compensation if they were paid prior to the Participant's "Severance from Employment," and the amounts are payment for unused accrued bona fide sick, vacation, or other leave, but only if the Participant would have been able to use the leave if employment had continued.

(c)
Deferred Compensation. Unless otherwise elected in Section 2.1 of this Amendment, 415 Compensation will include deferred compensation if the compensation would have been included in the definition of 415 Compensation if it had been paid prior to the Participant's "Severance from Employment," and the compensation is received pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid at the same time if the Participant had continued in employment with the Employer and only to the extent that the payment is includible in the Participant's gross income.

(d)
Salary continuation payments for military service Participants. 415 Compensation does not include, unless otherwise elected in Section 2.1 of this Amendment, payments to an individual who does not currently perform services for the Employer by reason of qualified military service (as that term is used in Code Section 414(u)(1)) to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service.

(e)	Salary continuation payments for disabled Participants. Unless otherwise elected in Section 2.1 of this Amendment, 415 Compensation does not include compensation paid to a Participant who is permanently and totally disabled (as defined in Code Section 22(e)(3)). If elected, this provision shall apply to either just non-highly compensated Participants or to all Participants for the period specified in Section 2.1 of this Amendment.

3.3
Administrative delay ("the first few weeks") rule. 415 Compensation for a "Limitation Year" shall not include, unless otherwise elected in Section 2.1 of this Amendment, amounts earned but not paid during the "Limitation Year" solely because of the timing of pay periods and pay dates. However, if elected in Section 2.1 of this Amendment, 415 Compensation for a "Limitation Year" shall include amounts earned but not paid during the "Limitation Year" solely because of the timing of pay periods and pay dates, provided the amounts are paid during the first few weeks of the next "Limitation Year," the amounts are included on a uniform and consistent basis with respect to all similarly situated Participants, and no compensation is included in more than one "Limitation Year."

3.4
Inclusion of certain nonqualified deferred compensation amounts. If the Plan's definition of Compensation for purposes of Code Section 415 is the definition in Regulations Section 1.415(c)-2(b) (Regulations Section 1.415-2(d)(2) under the Regulations in effect for "Limitation Years" beginning prior to July 1, 2007) and the simplified compensation definition of Regulations Section 1.415(c)-2(d)(2) (Regulations Section 1.415-2(d)(10) under the Regulations in effect for "Limitation Years" prior to July 1, 2007) is not used, then 415 Compensation shall include amounts that are includible in the gross income of a Participant under the rules of Code Section 409A or Code Section 457(f)(1)(A) or because the amounts are constructively received by the Participant.

3.5
Back Pay. Payments awarded by an administrative agency or court or pursuant to a bona fide agreement by an Employer to compensate an Employee for lost wages are 415 Compensation for the "Limitation Year" to which the back pay relates, but only to the extent such payments represent wages and compensation that would otherwise be included in 415 Compensation under this Article.

3.6
Change of "Limitation Year." The "Limitation Year" may only be changed by a Plan amendment. Furthermore, if the Plan is terminated effective as of a date other than the last day of the Plan's "Limitation Year," then the Plan is treated as if the Plan had been amended to change its "Limitation Year."

ARTICLE IV
PLAN COMPENSATION

4.1
Compensation paid after "Severance from Employment." Compensation for purposes of benefits (hereinafter referred to as Plan Compensation) shall be adjusted, unless otherwise elected in Amendment Section 2.1, in the same manner as 415 Compensation pursuant to Article III of this Amendment if those amounts would have been included in Compensation if they were paid prior tot he Participant's "Severance from Employment," except in applying Article III, the term "Limitation Year" shall be replaced with the term "Plan Year" and the term "415

Compensation" shall be replaced with the term "Plan Compensation."

4.2
Effective date of Plan Compensation provisions. The provisions of this Article shall apply for Plan Years beginning on and after July 1, 2007, unless another effective date is specified in Section 2.1 of this Amendment.

ARTICLE V
FINAL SECTION 411 REGULATIONS

No amendment to the plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. For purposes of this paragraph, a plan amendment that has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing accrued benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy. Notwithstanding the preceding sentences, a Participant's Accrued Benefit, early retirement benefit, retirement-type subsidy, or optional form of benefit may be reduced to the extent permitted under Code Section 412(c)(8) (for Plan Years beginning on or before December 31, 2007) or Code Section 412(d)(2) (for Plan Years beginning after December 31, 2007), or to the extent permitted under Regulations Sections 1.411(d)-3 and 1.411(d)-4. For purposes of this paragraph, a retirement-type subsidy is the excess, if any, of the actuarial present value of a retirement-type benefit over the actuarial present value of the Accrued Benefit commencing at Normal Retirement Age or at actual commencement date, if later, with both such actuarial present values determined as of the date the retirement-type benefit commences.

ARTICLE VI
CODE SECTION 415 LIMITATIONS

6.1	Annual Benefit.

(a)	Effective date. The limitations of this Article apply in "Limitation Years" beginning on or after July 1, 2007, except as otherwise provided herein.

(b)
"Annual Benefit." The “Annual Benefit” otherwise payable to a Participant under the Plan at any time shall not exceed the “Maximum Permissible Benefit.” If the benefit the Participant would otherwise accrue in a "Limitation Year" would produce an “Annual Benefit” in excess of the “Maximum

Permissible Benefit,” then the benefit shall be limited (or the rate of accrual reduced) to a benefit that does not exceed the “Maximum Permissible Benefit.”

(c)
Adjustment if in two defined benefit plans. If the Participant is, or has ever been, a Participant in another qualified defined benefit plan (without regard to whether the plan has been terminated) maintained by the Employer or a "Predecessor Employer," the sum of the Participant’s “Annual Benefits” from all such plans may not exceed the “Maximum Permissible Benefit.” Where the Participant’s employer-provided benefits under all such defined benefit plans (determined as of the same age) would exceed the “Maximum Permissible Benefit” applicable at that age, the Employer shall limit a Participant’s benefit in accordance with the terms of the Plans.

(d)
Grandfather of limits prior to July 1, 2007. The application of the provisions of this Article shall not cause the “Maximum Permissible Benefit” for any Participant to be less than the Participant’s Accrued Benefit under all the defined benefit plans of the Employer or a "Predecessor Employer" as of the end of the last "Limitation Year" beginning before July 1, 2007 under provisions of the plans that were both adopted and in effect before April 5, 2007. The preceding sentence applies only if the provisions of such defined benefit plans that were both adopted and in effect before April 5, 2007 satisfied the applicable requirements of statutory provisions, Regulations, and other published guidance relating to Code Section 415 in effect as of the end of the last "Limitation Year" beginning before July 1, 2007, as described in Regulations Section 1.415(a)-1(g)(4).

(e)	Other rules applicable. The limitations of this Article shall be determined and applied taking into account the rules in Amendment Section 6.3.

6.2	Definitions. For purposes of this Amendment, the following definitions apply.

(a)
Annual Benefit. "Annual Benefit" means a benefit that is payable annually in the form of a "Straight Life Annuity." Except as provided below, where a benefit is payable in a form other than a "Straight Life Annuity," the benefit shall be adjusted to an actuarially equivalent "Straight Life Annuity" that begins at the same time as such other form of benefit and is payable on the first day of each month, before applying the limitations of this Article. For a Participant who has or will have distributions commencing at more than one Annuity Starting Date, the "Annual Benefit" shall be determined as of each such Annuity Starting Date (and shall satisfy the limitations of this Article as of each such date), actuarially adjusting for past and future distributions of benefits commencing at the other Annuity Starting Dates. For this purpose, the determination of whether a new Annuity Starting Date has occurred shall be made without regard to Regulations Section 1.401(a)-20, Q&A 10(d), and with regard to Regulations Section 1.415(b)1(b)(1)(iii)(B) and (C).

No actuarial adjustment to the benefit shall be made for (a) survivor benefits payable to a surviving spouse under a qualified joint and survivor annuity to the extent such benefits would not be payable if the Participant’s benefit were paid in another form; (b) benefits that are not directly related to retirement benefits (such as a qualified disability benefit, preretirement incidental death benefits, and postretirement medical benefits); or (c) the inclusion in the form of benefit of an automatic benefit increase feature, provided the form of benefit is not subject to Code Section 417(e)(3) and would otherwise satisfy the limitations of this Article, and the Plan provides that the amount payable under the form of benefit in any "Limitation Year" shall not exceed the limits of this Article applicable at the Annuity Starting Date, as increased in subsequent years pursuant to Code Section 415(d). For this purpose, an automatic benefit increase feature is included in a form of benefit if the form of benefit provides for automatic, periodic increases to the benefits paid in that form.

The determination of the "Annual Benefit" shall take into account Social Security supplements described in Code Section 411(a)(9) and benefits transferred from another defined benefit plan, other than transfers of distributable benefits pursuant Regulations Section 1.411(d)-4, Q&A-3(c), but shall disregard benefits attributable to Employee contributions or rollover contributions.

Effective for distributions in Plan Years beginning after December 31, 2003, the determination of actuarial equivalence of forms of benefit other than a "Straight Life Annuity" shall be made in accordance with (1) or (2) below.

(1)
Benefit forms not subject to Code Section 417(e)(3). The "Straight Life Annuity" that is actuarially equivalent to the Participant’s form of benefit shall be determined under this subsection (1) if the form of the Participant’s benefit is either (a) a nondecreasing annuity (other than a "Straight Life Annuity") payable for a period of not less than the life of the Participant (or, in the case of a qualified pre-retirement survivor annuity, the life of the surviving spouse), or (b) an annuity that decreases during the life of the Participant merely because of (1) the death of the survivor annuitant (but only if the reduction is not below 50% of the benefit payable before the death of the survivor annuitant), or (2) the cessation or reduction of Social Security supplements or qualified disability payments (as defined in Code Section 401(a)(11)).

(i)
"Limitation Years" beginning before July 1, 2007. For "Limitation Years" beginning before July 1, 2007, the actuarially equivalent "Straight Life Annuity" is equal to the annual amount of the "Straight Life Annuity" commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of benefit computed using whichever of the following produces the greater annual amount: (I) the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; and (II) 5% interest rate assumption and the applicable mortality table defined in the Plan for that Annuity Starting Date.

(ii)
"Limitation Years" beginning on or after July 1, 2007. For "Limitation Years" beginning on or after July 1, 2007, the actuarially equivalent "Straight Life Annuity" is equal to the greater of (I) the annual amount of the "Straight Life Annuity" (if any) payable to the Participant under the Plan commencing at the same Annuity Starting Date as the Participant’s form of benefit; and (II) the annual amount of the "Straight Life Annuity" commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of benefit, computed using a 5% interest rate assumption and the applicable mortality table defined in the Plan for that Annuity Starting Date.

(2)
Benefit Forms Subject to Code Section 417(e)(3). The "Straight Life Annuity" that is actuarially equivalent to the Participant’s form of benefit shall be determined under this paragraph if the form of the Participant’s benefit is other than a benefit form described in Amendment Section 6.2(a)(1) above. In this case, the actuarially equivalent "Straight Life Annuity" shall be determined as follows:

(i)
Annuity Starting Date in Plan Years Beginning After 2005. If the Annuity Starting Date of the Participant’s form of benefit is in a Plan Year beginning after 2005, the actuarially equivalent "Straight Life Annuity" is equal to the greatest of (I) the annual amount of the "Straight Life Annuity" commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of benefit, computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; (II) the annual amount of the "Straight Life Annuity" commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of benefit, computed using a 5.5 percent interest rate assumption and the applicable mortality table defined in the Plan; and (III) the annual amount of the "Straight Life Annuity" commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of benefit, computed using the applicable interest rate and applicable mortality table defined in the Plan, divided by 1.05.

(ii)
Annuity Starting Date in Plan Years Beginning in 2004 or 2005. If the Annuity Starting Date of the Participant’s form of benefit is in a Plan Year beginning in 2004 or 2005, except as provided in the transition rule of (iii) below (if elected), the actuarially equivalent "Straight Life Annuity" is equal to the annual amount of the "Straight Life Annuity" commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using whichever of the following produces the greater annual amount: (I) the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; and (II) a 5.5% interest rate assumption and the applicable mortality table defined in the Plan.

(iii)
Transition rule. If the transitional rule is elected in Amendment Section 2.2, then if the Annuity Starting Date of the Participant’s benefit is on or after the first day of the first Plan Year beginning in 2004 and before December 31, 2004, the application of this Amendment Section 6.2(a)(ii) shall not cause the amount payable under the Participant’s form of benefit to be less than the benefit calculated under the Plan, taking into account the limitations of this Article, except that the actuarially equivalent "Straight Life Annuity" is equal to the annual amount of the "Straight Life Annuity" commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of benefit, computed using whichever of the following produces the greatest annual amount: (I) the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; (II) the applicable interest rate and applicable mortality table defined in the Plan; and (III) the applicable interest rate defined in the Plan (as in effect on the last day of the last Plan Year beginning before January 1, 2004, under provisions of the Plan then adopted and in effect) and the applicable mortality table defined in the Plan.

(b)
Defined Benefit Compensation Limitation. "Defined Benefit Compensation Limitation" means 100% of a Participant’s "High Three-Year Average Compensation," payable in the form of a "Straight Life Annuity." Unless otherwise elected by the Employer in Amendment Section 2.3, in the case of a Participant who has had a "Severance from Employment" with the Employer, the "Defined Benefit Compensation Limitation" applicable to the Participant in any "Limitation Year" beginning after the date of severance shall be automatically adjusted by multiplying the limitation applicable to the Participant in the prior "Limitation Year" by the annual adjustment factor under Code Section 415(d) that is published in the Internal Revenue Bulletin. The adjusted compensation limit shall apply to "Limitation Years" ending with or within the calendar year of the date of the adjustment, but a Participant’s benefits shall not reflect the adjusted limit prior to January 1 of that calendar year.

In the case of a Participant who is rehired after a "Severance from Employment," the "Defined Benefit Compensation Limitation" is the greater of 100% of the Participant’s "High Three-Year Average Compensation," as determined prior to the "Severance from Employment," as adjusted pursuant to the preceding paragraph, if applicable; or 100% of the Participant’s "High Three-Year Average Compensation," as determined after the "Severance from Employment."

(c)	Defined Benefit Dollar Limitation. "Defined Benefit Dollar Limitation" means, effective for "Limitation Years" ending after December 31, 2001,

$160,000, automatically adjusted under Code Section 415(d), effective January 1 of each year, as published in the Internal Revenue Bulletin, and payable in the form of a "Straight Life Annuity." The new limitation shall apply to "Limitation Years" ending with or within the calendar year of the date of the adjustment, but a Participant’s benefits shall not reflect the adjusted limit prior to January 1 of that calendar year. If elected by the Employer in Amendment Section 2.4, the automatic annual adjustment of the "Defined Benefit Dollar Limitation" under Code 415(d) shall apply to Participants who have had a separation from employment.

(d)
Employer. "Employer" means, for purposes of this Article, the Employer that has adopted the Plan,  and all members of a controlled group of corporations, as defined in Code Section 414(b), as modified by Code Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c), as modified, except in the case of a brother-sister group of trades or businesses under common control, by Code Section 415(h)), or affiliated service groups (as defined in Code Section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the employer pursuant to Code Section 414(o).

(e)
Formerly Affiliated Plan of the Employer. "Formerly Affiliated Plan of the Employer" means a plan that, immediately prior to the cessation of affiliation, was actually maintained by the Employer and, immediately after the cessation of affiliation, is not actually maintained by the Employer. For this purpose, "cessation of affiliation" means the event that (i) causes an entity to no longer be considered the Employer, such as the sale of a member of a controlled group of corporations, as defined in Code Section 414(b), as modified by Code Section 415(h), to an unrelated corporation, or (ii) causes a plan to not actually be maintained by the Employer, such as transfer of plan sponsorship outside a controlled group.

(f)
High Three-Year Average Compensation. "High Three-Year Average Compensation" means the average 415 Compensation for the three consecutive Years of Service (or, if the Participant has less than three consecutive Years of Service, the Participant’s longest consecutive period of service, including fractions of years, but not less than one year) with the Employer that produces the highest average. A Participant’s 415 Compensation for a Year of Service shall not include 415 Compensation in excess of the limitation under Code Section 401(a)(17) that is in effect for the calendar year in which such Year of Service begins. For purposes of this definition, a Year of Service with the Employer is the 12-consecutive month period defined in the Plan which is used to determine 415 Compensation under the Plan.

In the case of a Participant who is rehired by the Employer after a "Severance from Employment," the Participant’s "High Three-Year Average Compensation"

shall be calculated by excluding all years for which the Participant performs no services for and receives no 415 Compensation from the Employer (the break period) and by treating the years immediately preceding and following the break period as consecutive.

(g)	Limitation Year. "Limitation Year" means the period specified in the Plan that is used to apply the Code Section 415 limitations.

(h)
Maximum Permissible Benefit. "Maximum Permissible Benefit" means the lesser of the "Defined Benefit Dollar Limitation" or the "Defined Benefit Compensation Limitation" (both adjusted where required, as provided below).

(1)
Adjustment for Less Than 10 Years of Participation or Service: If the Participant has less than 10 years of participation in the Plan, the "Defined Benefit Dollar Limitation" shall be multiplied by a fraction -- (i) the numerator of which is the number of "Years of Participation" in the Plan (or part thereof, but not less than one year), and (ii) the denominator of which is ten (10). In the case of a Participant who has less than ten Years of Service with the Employer, the "Defined Benefit Compensation Limitation" shall be multiplied by a fraction -- (i) the numerator of which is the number of "Years of Service" with the Employer (or part thereof, but not less than one year), and (ii) the denominator of which is ten (10).

(2)
Adjustment of "Defined Benefit Dollar Limitation" for Benefit Commencement Before Age 62 or after Age 65: Effective for benefits commencing in "Limitation Years" ending after December 31, 2001, the "Defined Benefit Dollar Limitation" shall be adjusted if the Annuity Starting Date of the Participant’s benefit is before age 62 or after age 65. If the Annuity Starting Date is before age 62, the "Defined Benefit Dollar Limitation" shall be adjusted under section 6.2(h)(2)(i), as modified by Amendment Section 6.2(h)(2)(iii). If the Annuity Starting Date is after age 65, the "Defined Benefit Dollar Limitation" shall be adjusted under Amendment Section 6.2(h)(2)(ii), as modified by Amendment Section 6.2(h)(2)(iii).

(i)	Adjustment of "Defined Benefit Dollar Limitation" for Benefit Commencement Before Age 62:

(I)
"Limitation Years" Beginning Before July 1, 2007. If the Annuity Starting Date for the Participant’s benefit is prior to age 62 and occurs in a "Limitation Year" beginning before July 1, 2007, the "Defined Benefit Dollar Limitation" for the Participant’s Annuity Starting Date is the annual amount of a benefit payable in the form of a "Straight Life Annuity" commencing at the Participant’s Annuity Starting Date that is the actuarial equivalent of the "Defined Benefit Dollar Limitation" (adjusted under Amendment Section 6.2(h)(1) for years of participation less than ten (10), if required) with actuarial equivalence computed using whichever of the following produces the smaller annual amount: (1) the interest rate and mortality table (or other tabular factor) specified in the Plan; or (2) a five-percent (5%) interest rate assumption and the applicable mortality table as defined in the Plan.

the following produces the smaller annual amount: (1) the interest rate and mortality table (or other tabular factor) specified in the Plan; or (2) a five-percent (5%) interest rate assumption and the applicable mortality table as defined in the Plan.

(II)	"Limitation Years" Beginning on or After July 1, 2007.

(A)
Plan Does Not Have Immediately Commencing "Straight Life Annuity" Payable at both Age 62 and the Age of Benefit Commencement. If the Annuity Starting Date for the Participant’s benefit is prior to age 62 and occurs in a "Limitation Year" beginning on or after July 1, 2007, and the Plan does not have an immediately commencing "Straight Life Annuity" payable at both age 62 and the age of benefit commencement, the "Defined Benefit Dollar Limitation" for the Participant’s Annuity Starting Date is the annual amount of a benefit payable in the form of a "Straight Life Annuity" commencing at the Participant’s Annuity Starting Date that is the actuarial equivalent of the "Defined Benefit Dollar Limitation" (adjusted under Amendment Section 6.2(h)(1) for years of participation less than ten (10), if required) with actuarial equivalence computed using a five-percent (5%) interest rate assumption and the applicable mortality table for the Annuity Starting Date as defined in the Plan(and expressing the Participant’s age based on completed calendar months as of the Annuity Starting Date).

(B)
Plan Has Immediately Commencing "Straight Life Annuity" Payable at both Age 62 and the Age of Benefit Commencement. If the Annuity Starting Date for the Participant’s benefit is prior to age 62 and occurs in a "Limitation Year" beginning on or after July 1, 2007, and the Plan has an immediately commencing "Straight Life Annuity" payable at both age 62 and the age of benefit commencement, the "Defined Benefit Dollar Limitation" for the Participant’s Annuity Starting Date is the lesser of the limitation determined under Amendment Section 6.2(h)(2)(i)(II)(A) and the "Defined Benefit Dollar Limitation" (adjusted under Amendment Section 6.2(h)(1) for years of participation less than ten (10), if required) multiplied by the ratio of the annual amount of the immediately commencing "Straight Life Annuity" under the Plan at the Participant’s Annuity Starting Date to the annual amount of the immediately commencing "Straight Life Annuity" under the Plan at age 62, both determined without applying the limitations of this article.

(ii)	Adjustment of "Defined Benefit Dollar Limitation" for Benefit

Commencement After Age 65:

(I)
"Limitation Years" Beginning Before July 1, 2007. If the Annuity Starting Date for the Participant’s benefit is after age 65 and occurs in a Limitation Year beginning before July 1, 2007, the "Defined Benefit Dollar Limitation" for the Participant’s Annuity Starting Date is the annual amount of a benefit payable in the form of a "Straight Life Annuity" commencing at the Participant’s Annuity Starting Date that is the actuarial equivalent of the "Defined Benefit Dollar Limitation" (adjusted under Amendment Section 6.2(h)(1) for years of participation less than ten (10), if required) with actuarial equivalence computed using whichever of the following produces the smaller annual amount: (1) the interest rate and mortality table (or other tabular factor) specified in the Plan; or (2) a five-percent (5%) interest rate assumption and the applicable mortality table as defined in the Plan.

(II)	"Limitation Years" Beginning Before July 1, 2007.

(A)
Plan Does Not Have Immediately Commencing "Straight Life Annuity" Payable at both Age 65 and the Age of Benefit Commencement. If the annuity starting date for the Participant’s benefit is after age 65 and occurs in a "Limitation Year" beginning on or after July 1, 2007, and the Plan does not have an immediately commencing "Straight Life Annuity" payable at both age 65 and the age of benefit commencement, the "Defined Benefit Dollar Limitation" at the Participant’s Annuity Starting Date is the annual amount of a benefit payable in the form of a "Straight Life Annuity" commencing at the Participant’s Annuity Starting Date that is the actuarial equivalent of the "Defined Benefit Dollar Limitation" (adjusted under Amendment Section 6.2(h)(1)for years of participation less than 10, if required), with actuarial equivalence computed using a 5% interest rate assumption and the applicable mortality table for that Annuity Starting Date as defined in the Plan (and expressing the Participant’s age based on completed calendar months as of the Annuity Starting Date).

(B)
Plan Has Immediately Commencing "Straight Life Annuity" Payable at both Age 65 and the Age of Benefit Commencement. If the Annuity Starting Date for the Participant’s benefit is after age 65 and occurs in a "Limitation Year" beginning on or after July 1, 2007, and the plan has an immediately commencing "Straight Life Annuity" payable at both age 65 and the age of benefit commencement, the "Defined Benefit Dollar Limitation" at the Participant’s Annuity Starting Date is the lesser of the limitation determined under Amendment Section 6.2(h)(2)(ii)(II)(A) and the "Defined Benefit Dollar Limitation" (adjusted under Amendment Section 6.2(h)(1) for years of participation less than ten (10), if required) multiplied by the ratio of the annual amount of the adjusted immediately commencing "Straight Life Annuity" under the Plan at the Participant’s Annuity Starting Date to the annual amount of the adjusted immediately commencing "Straight Life Annuity" under the Plan at age 65, both determined without applying the limitations of this Article. For this purpose, the adjusted immediately commencing "Straight Life Annuity" under the Plan at the Participant’s Annuity Starting Date is the annual amount of such annuity payable to the Participant, computed disregarding the Participant’s accruals after age 65 but including actuarial adjustments even if those actuarial adjustments are used to offset accruals; and the adjusted immediately commencing "Straight Life Annuity" under the Plan at age 65 is the annual amount of such annuity that would be payable under the Plan to a hypothetical Participant who is age 65 and has the same accrued benefit as the Participant.

(iii)
Notwithstanding the other requirements of this Amendment Section 6.2(h)(2), no adjustment shall be made to the "Defined Benefit Dollar Limitation" to reflect the probability of a Participant’s death between the Annuity Starting Date and age 62, or between age 65 and the Annuity Starting Date, as applicable, if benefits are not forfeited upon the death of the Participant prior to the Annuity Starting Date. To the extent benefits are forfeited upon death before the Annuity Starting Date, such an adjustment shall be made. For this purpose, no forfeiture shall be treated as occurring upon the Participant’s death if the Plan does not charge Participants for providing a qualified preretirement survivor annuity, as defined in Code Section 417(c), upon the Participant’s death.

(3)
Minimum benefit permitted: Notwithstanding anything else in this Section to the contrary, the benefit otherwise accrued or payable to a Participant under this Plan shall be deemed not to exceed the "Maximum Permissible Benefit" if:

(i)
the retirement benefits payable for a "Limitation Year" under any form of benefit with respect to such Participant under this Plan and under all other defined benefit plans (without regard to whether a plan has been terminated) ever maintained by the Employer do not exceed $10,000 multiplied by a fraction – (I) the numerator of which is the Participant’s number of Years (or part thereof, but not less than one year) of Service (not to exceed ten (10)) with the Employer, and (II)

the denominator of which is ten (10); and

(ii)
the Employer (or a "Predecessor Employer") has not at any time maintained a defined contribution plan in which the Participant participated (for this purpose, mandatory Employee contributions under a defined benefit plan, individual medical accounts under Code Section 401(h), and accounts for post-retirement medical benefits established under Code Section 419A(d)(1) are not considered a separate defined contribution plan).

(i)
Predecessor Employer. "Predecessor Employer" means, with respect to a Participant, a former employer of such Participant if the Employer maintains a Plan that provides a benefit which the Participant accrued while performing services for the former employer. A former entity that antedates the Employer is also a "Predecessor Employer" with respect to a Participant if, under the facts and circumstances, the Employer constitutes a continuation of all or a portion of the trade or business of the former entity. For this purpose, the formerly affiliated plan rules in Regulations Section 1.415(f)-1(b)(2) apply as if the Employer and "Predecessor Employer" constituted a single employer under the rules described in Regulations Section 1.415(a)-1(f)(1) and (2) immediately prior to the cessation of affiliation (and as if they constituted two, unrelated employers under the rules described in Regulations Section 1.415(a)-1(f)(1) and (2) immediately after the cessation of affiliation) and cessation of affiliation was the event that gives rise to the "Predecessor Employer" relationship, such as a transfer of benefits or plan sponsorship.

(j)
Severance from Employment. "Severance from Employment" means, with respect to any individual, cessation from being an Employee of the Employer maintaining the Plan. An Employee does not have a "Severance from Employment" if, in connection with a change of employment, the Employee’s new employer maintains the Plan with respect to the Employee.

(k)	Straight Life Annuity. "Straight Life Annuity" means an annuity payable in equal installments for the life of a Participant that terminates upon the Participant's death.

(l)
Year of Participation. "Year of Participation" means, with respect to a Participant, each accrual computation period (computed to fractional parts of a year) for which the following conditions are met: (1) the Participant is credited with at least the number of Hours of Service (or Period of Service if the Elapsed Time Method is used) for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, and (2) the Participant is included as a Participant under the eligibility provisions of the Plan for at least one day of the accrual computation period. If these two conditions are met, the portion of a "Year of Participation" credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period. A Participant who is permanently and totally disabled within the meaning of Code Section 415(c)(3)(C)(i) for an accrual computation period shall receive a "Year of Participation" with respect to that period.

In addition, for a Participant to receive a "Year of Participation" (or part thereof) for an accrual computation period, the Plan must be established no later that the last day of such accrual computation period. In no event shall more than one "Year of Participation" be credited for any 12-month period.

(m)
Year of Service. "Year of Service" means, for purposes of Amendment Section 6.2(f), each accrual computation period (computed to fractional parts of a year) for which a Participant is credited with at least the number of Hours of Service (or Period of Service if the Elapsed Time Method is used) for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, taking into account only service with the Employer or a "Predecessor Employer."

6.3	Other rules.

(a)
Benefits under terminated plans. If a defined benefit plan maintained by the Employer has terminated with sufficient assets for the payment of benefit liabilities of all plan participants and a Participant in the plan has not yet commenced benefits under the plan, the benefits provided pursuant to the annuities purchased to provide the Participant’s benefits under the terminated plan at each possible Annuity Starting Date shall be taken into account in applying the limitations of this Article. If there are not sufficient assets for the payment of all Participants’ benefit liabilities, the benefits taken into account shall be the benefits that are actually provided to the Participant under the terminated plan.

(b)
Benefits transferred from the Plan. If a Participant’s benefits under a defined benefit plan maintained by the employer are transferred to another defined benefit plan maintained by the Employer and the transfer is not a transfer of distributable benefits pursuant Regulations Section 1.411(d)-4, Q&A-3(c), then the transferred benefits are not treated as being provided under the transferor plan (but are taken into account as benefits provided under the transferee plan). If a Participant’s benefits under a defined benefit plan maintained by the Employer are transferred to another defined benefit plan that is not maintained by the Employer and the transfer is not a transfer of distributable benefits pursuant to Regulations Section 1.411(d)-4, Q&A-3(c), then the transferred benefits are treated by the Employer’s Plan as if such benefits were provided under annuities purchased to provide benefits under a plan maintained by the Employer that terminated immediately prior to the transfer with sufficient assets to pay all Participants’ benefit liabilities under the plan. If a Participant’s benefits under a defined benefit plan maintained by the Employer are transferred to another defined benefit plan in a transfer of distributable benefits pursuant to Regulations Section 1.411(d)-4, Q&A-3(c), the amount transferred is treated as a benefit paid from the transferor plan.

(c)
Formerly affiliated plans of the Employer. A "Formerly Affiliated Plan of an Employer" shall be treated as a plan maintained by the Employer, but the formerly affiliated plan shall be treated as if it had terminated immediately prior to the cessation of affiliation with sufficient assets to pay Participants’ benefit liabilities under the Plan and had purchased annuities to provide benefits.

(d)
Plans of a "Predecessor Employer." If the Employer maintains a defined benefit plan that provides benefits accrued by a Participant while performing services for a "Predecessor Employer," then the Participant’s benefits under a plan maintained by the "Predecessor Employer" shall be treated as provided under a plan maintained by the Employer. However, for this purpose, the plan of the "Predecessor Employer" shall be treated as if it had terminated immediately prior to the event giving rise to the "Predecessor Employer" relationship with sufficient assets to pay Participants’ benefit liabilities under the plan, and had purchased annuities to provide benefits; the Employer and the "Predecessor Employer" shall be treated as if they were a single employer immediately prior to such event and as unrelated employers immediately after the event; and if the event giving rise to the predecessor relationship is a benefit transfer, the transferred benefits shall be excluded in determining the benefits provide under the plan of the "Predecessor Employer."

(e)	Special rules. The limitations of this Article shall be determined and applied taking into account the rules in Regulations Section 1.415(f)-1(d), (e) and (h).

(f)	Aggregation with Multiemployer Plans.

(1)
If the Employer maintains a multiemployer plan, as defined in Code Section 414(f), and the multiemployer plan so provides, only the benefits under the multiemployer plan that are provided by the Employer shall be treated as benefits provided under a plan maintained by the Employer for purposes of this Article.

(2)
Effective for "Limitation Years" ending after December 31, 2001, a multiemployer plan shall be disregarded for purposes of applying the compensation limitation of Amendment Sections 6.2(b) and 6.2(h)(1) to a plan which is not a multiemployer plan.

This amendment has been executed this   2nd   day of   March  , 2008.

First Bancorp

By: /s/ Timothy S. Maples
Authorized Representative

AMENDMENT
TO THE

FIRST BANCORP EMPLOYEES’ PENSION PLAN

WHEREAS, First Bancorp (hereinafter referred to as “the Bank”) previously established the First Bancorp Employees’ Pension Plan (hereinafter referred to as “the Plan”); and

WHEREAS, the Bank is empowered to amend the Plan from time to time;

NOW, THEREFORE, pursuant to the authority granted the undersigned corporate officer of First Bancorp by its Board of Directors, the First Bancorp Employees’ Pension Plan (“the Plan”) is amended as follows:

Effective June 11, 2009, Section 2.1 Requirements For Participation is hereby amended by adding the following new subparagraphs (d) and (e) thereto, as follows:

“(d)	Employees hired by the employer on or after June 11, 2009;

(e)	Employees of the employer who became employed as a result of the acquisition of Cooperative Bank on June 19, 2009.”

IN WITNESS WHEREOF, this Amendment to the First Bancorp Employees’ Pension Plan is adopted this   30th   day of   June  , 2009, to be effective as stated above.

FIRST BANCORP

By: /s/ Jerry L. Ocheltree
Its: President & CEO

ATTEST:

By: /s/ Anna G. Hollers
Its: Secretary, EVP, COO

(CORPORATE SEAL)